Exhibit 10.1

Page 2 - Revised Summary of Title I of the Petroleum Marketing Practices Act (PMPA)
Date of Contract:
Branded Jobber Contract (Retail) Documents Checklist (4.2012)

☐    Contract New

☒  Contract Renewal

☐  Trial Franchise

Jobber Name: The Pantry Inc.
Jobber Number: 90032322
Jobber Sales Manager: Heidi Huff

Document NameDocument Number

☒  Branded Jobber Contract (Retail)BJC (4-2012)

☒  Attachment A to Branded Jobber Contract (Retail) —BJC-A (4-2012)

    Approved Retail Sites and Jobber's Designated Terminals

☒  Attachment A-1 to Branded Jobber Contract (Retail) Total Minimum AnnualBJC-A1 (4-2012)

    Volume Requirement

☐  GuarantyBJC(R)-GUAR (4-2012)

☒  Revised Summary of Title I of the Petroleum Marketing Practices ActBJC-PMPA (10-2001)

☒  2007 PMPA AmendmentBJC-PMPA AM (10-2008)

☒  Minutes of a Joint Special Meeting of the Stockholders and Board of DirectorsBJC(R)-CORP (4-2012)

    of Corporation (Jobber)

☐  Certification of Unanimous Action of Partnership (Jobber)BJC(R)-PART (10-2001)

☐  Certification of Unanimous Action of Limited Liability Company (Jobber)BJC(R)-LLC (10-2001)

If Trial Franchise is checked above, the following are to be included:

☐  Trial Franchise Rider to Branded Jobber Contract RetailBJC(R)-TF (4-2012)

List ALL MISCELLANEOUS documents / attachments, to the Branded Jobber Contract, below:

☒    Site Volume Side Letter

☐

☐

☐

/s/ Susan Hayden

BP Signature

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Branded Jobber Contract – Checklist

Jobber Number	90032322
(State “Trial Franchise,” if applicable)

Branded Jobber Contract

(Retail)

BJC (4 2012)

This branded jobber contract (“Contract”) is by and between BP Products North America Inc. and hereinafter referred to “Company,” and with a principal office located a 30 S. Wacker Drive, Suite 900, Chicago, IL 60606,

and                                    The Pantry Inc                                                (“Jobber”), a Corporation ,

(State exact legal name of Jobber)(State legal entity)

with its principal offices located at            305 Gregson Drive, Cary, NC 27511

(complete address of principal office A post office box is not sufficient)

Now, Therefore, Company and Jobber, intending to be legally bound, agree to the following:

1.            Term. The term (“Term”) covered by this Contract will be for a period of Seven (7)  year(s) beginning January 1, 2013 and ending on December 31, 2019,  unless terminated earlier by law or by the terms of this Contract or unless extended by Company for a period of time designated by Company in a written notice delivered to Jobber. If the franchise relationship underlying this Contract continues for any reason beyond the expiration date indicated above, as the same may have been extended by Company, this Contract will be automatically extended through the expiration or termination of such franchise relationship, unless otherwise terminated, or until Jobber receives written notice that Company is not renewing the Contract, or until the parties enter into a new branded jobber contract, if offered by Company.

2.            Products, Approved Retail Sites, and Annual Volume Requirement.

(a)        Products to be purchased. Company agrees to sell and, to the extent permitted by law, Jobber agrees to purchase and receive Company’s currently offered and available branded motor fuel products as determined and designated by Company (“Products”). The Products may include branded diesel (“Branded Diesel”) and/or branded Renewable Fuel (defined below); provided, however, that Company makes no representations or warranties that Branded Diesel or branded Renewable Fuel will be offered or available during any part of the Term of this Contract.

(b)        Renewable Fuel.

(i)    Jobber may sell Renewable Fuel where required or mandated by law; provided any such Renewable Fuel must meet all federal, state and local standards. “Renewable Fuel” is (i) fuel where no less than 10 percent and no more than 85 percent of the volume consists of ethanol; and (ii) any mixture of biodiesel and diesel or renewable diesel (as defined in regulations adopted pursuant to Section 211(o) of the Clean Air Act (40 CFR part 80), determined without regard to any use of kerosene and containing at least 20 percent biodiesel or renewable diesel. To the extent the definition of Renewable Fuel is inconsistent with the definition of renewable fuel as set forth in 15 U.S.C. §2807(a)(1), as the same may be amended from time to time (“Renewable Fuel Statute”), then the definition of “Renewable Fuel” herein will be the same as the definition of renewable fuel contained in the Renewable Fuel Statute.

(ii)                   If Company is offering Renewable Fuel for resale at the Approved Retail Sites, then all of Jobber’s Renewable Fuel must be purchased from Company, subject to all applicable laws. If Jobber is required or mandated to sell Renewable Fuel at a time when Company is not offering Renewable Fuel for resale at the Approved Retail Sites, then Jobber may purchase such Renewable Fuel from another source, provided that Jobber begins purchasing such Renewable Fuel from Company immediately after Jobber receives notice from Company that it is offering Renewable Fuel to Jobber for resale at the Approved Retail Sites.

(c)         Diesel.

(i)                    If Company is offering diesel for resale at the Approved Retail Sites, then all of Jobber’s diesel must be purchased from Company. If Company is not offering diesel for resale at the Approved Retail Sites, then Jobber may purchase diesel from another source, provided that (A) the diesel is sold as unbranded diesel, and (B) Jobber begins purchasing diesel from Company immediately after Jobber receives notice from Company that it is offering diesel to Jobber for resale at the Approved Retail Sites.

 (ii)                      Jobber acknowledges that it has received a copy of Company’s current on-site winterization guidelines for diesel and Jobber covenants that it will at all times comply with such guidelines and complete all documentation required by Company to confirm such compliance. Jobber further acknowledges and agrees that on and after the date Company

Branded Jobber Contract – The Pantry Inc.

installs its own terminal winterization, that Jobber has the option to purchase such blended diesel product from Company in lieu of on-site winterization.

(d)        Approved Retail Sites. Attachment A will set forth, among other things, the retail sites approved under Paragraph 6(a) below from which the Products purchased from Company may be resold (“Approved Retail Sites”). Jobber will provide Company with, among other things, the complete address for each Approved Retail Site. All retail locations at which Company’s approval has been revoked will be deemed automatically removed from Attachment A on the date approval is revoked.

(e)        Resale of Products. Products purchased under this Contract will not be resold, under Company’s Trade Identities (as defined in Paragraph 5(a) below), from any location unless and until said location is set forth on Attachment A and/or unless and until said location has been approved pursuant to Paragraph 6(a) below. Jobber will not sell, supply or deliver any Products purchased under this Contract to any retail location that is directly-supplied by Company or that is designated by Company as a directly supplied location.

(f)        Total - Minimum Annual Volume Requirement. Jobber will be required to purchase a minimum number of gallons of Products during every continuous 12-month period during the Term as set forth in Attachment A-1 (“Annual Volume Requirement”), with the first period commencing on the beginning date of the Term. In the event that Jobber fails for any reason to acquire from Company the minimum amount of Total Annual Volume Requirement required for each applicable 12-month period, Jobber will be in breach of this Contract, and Company may terminate this Contract and/or non-renew any franchise relationship as described in Paragraph 16 of this Contract. Jobber also acknowledges and agrees that Company’s rights and remedies pursuant to the Contract will be without prejudice to all other rights and remedies available to Company pursuant to the Contract, at law, or in equity, including, but not limited to, the right to seek actual and any consequential damages caused by or related to Jobber’s breach of the Contract.

(g)        Per Site - Minimum Annual Volume Requirement. Jobber will be required to purchase a minimum of [***] gallons of Products during every continuous 12-month period during the terms for each and every Approved Retail Site (“Per Site Annual Volume Requirement”), with the first period commencing on the beginning of the Term. In the event that Jobber fails for any reason to acquire from Company the minimum amount of Per Site Annual Site Volume Requirement required for each applicable 12-month period for any one Approved Retail Site, Company may revoke its approval of such Approved Retail Site, at which time it will automatically be removed from the list of Approved Retail Sites set forth on Attachment A of this Contract. Jobber also acknowledges and agrees that Company’s rights and remedies pursuant to the Contract will be without prejudice to all other rights and remedies available to Company pursuant to the Contract, at law, or in equity, including, but not limited to, the right to seek actual and any consequential damages caused by or related to Jobber’s breach of the Contract.

(h)        Trial Franchise. If this Contract states that this is a “Trial Franchise”, then Jobber will provide to Company, prior to the beginning of the Term, Jobber’s estimate of the quantities of all Products that it expects to purchase and supply during the first year for each and every Approved Retail Site.

(I)        Updates to Attachment A. Company may provide to Jobber an updated, amended and/or revised Attachment A from time to time during the Term (“Updated Attachment A”), which will immediately supersede the previous Attachment A received by Jobber. Jobber will immediately notify Company in writing if it notices an error in such Attachment A, or if it is no longer able to supply an Approved Retail Site listed in Attachment A. If such written notice isn’t received by Company within five (5) days of the date Company delivered the Updated Attachment A, the information contained in the Updated Attachment A shall be deemed by Jobber to be true, complete and accurate.

3.             Jobber’s Designated Terminals, Price of Products, Title and Risk of Loss.

(a)        Prices. All terminals where Jobber will take delivery of the Products sold under this Contract will be determined and designated by Company (“Jobber’s Designated Terminals”) and set forth in Attachment A, as amended from time to time. The price which Jobber will pay for each Product sold under this Contract will be Company’s jobber buying price, as recorded at the applicable Company business unit office, principal business office or such other office as Company may designate from time to time, in effect on the date and at the time of sale for each of Jobber’s Designated Terminals (“Jobber Buying Price”). In addition to the applicable Jobber Buying Price, Jobber will also pay all other applicable charges, including, but not limited to, those charges categorized in Paragraph 25 below.

(b)        Title and risk of loss. Title and risk of loss to all Products sold to Jobber under this Contract will pass to Jobber f.o.b. Jobber’s Designated Terminals at the time of loading into Jobber’s transport equipment, including any contract carrier equipment engaged by Jobber.

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Branded Jobber Contract – The Pantry Inc.

4.             Payment Terms.

(a)        Credit. Nothing in this Contract will be construed as obligating Company to extend credit to Jobber. If Company, in its sole discretion, determines to extend credit to Jobber, it will do so: (i) in accordance with Company’s then current credit policies, as amended from time to time; (ii) subject to Jobber timely providing annual financial statements; and (iii) subject to the execution of a guaranty by Jobber’s principal or by a third party provided such guaranty is deemed satisfactory by Company. Upon Company’s request, in accordance with Company’s then current credit policies, Jobber will also provide Company with interim financial statements and a letter of credit, cash deposit and/or other form of security acceptable to Company. Company reserves the right to change its credit terms and policies at any time either for the class of trade generally or for Jobber individually and, among other things, to revoke Jobber’s credit (if previously extended), and require that Jobber pay for all Products and services under this Contract via the advance payment methods set forth in Paragraph 4(b) below. Payment discounts are not applicable to taxes, inspection fees and the like.

(b)        Jobber payments method. Jobber will pay for all Products, open account items and all other items and services under this Contract via the payment method designated for Jobber by Company, which may include electronic funds transfer (“EFT”), advance payment via bank wire transfer, or such other comparable payment methods then required by Company. Company reserves the right to change Jobber’s payment method at any time either for the class of trade generally or for Jobber individually. Jobber will establish an account with a financial institution, on terms acceptable to Company, that provides EFT services and will authorize Company to initiate transfers of funds between Jobber’s account and Company’s accounts for payment of any and all amounts due to Company under this or any other agreement. Jobber will provide Company with all information and authorization necessary to debit and credit Jobber’s account via EFT. These drafting authorities will remain in full force and effect during the entire Term of this Contract giving Company the right, at all times, to withdraw funds for sums owed to Company from Jobber’s account, via EFT.

(c)        Rights of Company. Company is entitled to restrict deliveries, as determined by Company, require additional security and/or terminate or non-renew this Contract, in addition to exercising any other rights Company may have under this Contract at law or in equity in the event of: (i) one or more incidents of a failure by Jobber to timely or fully pay, including the inability for Company to withdraw sums via EFT because of nonsufficient or uncollected funds, a bank wire transfer that was not authorized or had a stop payment, or any other stop payment or nonpayment reason; or (ii) Jobber’s failure to supply required or requested financial information or security acceptable to Company; or (iii) Jobber s financial distress; or (iv) a determination by Company that Jobber may be unable to timely or fully pay in the future.

(d)        Finance and service charges. Company will, at its election, assess finance charges on all amounts not paid by Jobber on the net due date. Finance charges will be assessed monthly at an annualized rate equal to the greater of (i) 8%, or (ii) 2% over the highest Prime Rate published in the Wall Street Journal (“Money Rates” section) on the last business day of the month preceding the assessed charge (or if such rate exceeds the highest rate allowable by law, then the highest rate allowable by law), or in the event such rate ceases to be determined and reported in such publication, any comparable rate determined in good faith by Company. Company reserves the right to change this finance charge rate at any time without prior notice to Jobber. Company will also impose a service charge for each attempted withdrawal via EFT which is dishonored for nonsufficient or uncollected funds, whether or not subsequently paid by Jobber. All charges assessed by Company will be collected by withdrawing funds from Jobber’s account via EFT.

(e)        Company invoices. Other than those disputes governed by Paragraph 20 below, Jobber must notify Company in writing of disputes regarding any charges or other items on any Company invoice or statement within 60 days after Jobber’s receipt of same. If Jobber fails to dispute a charge or other item within this 60 day period, the invoice or statement in question will be presumed to be accurate.

5.             Company’s Trade identities and image.

(a)        Use of Trade Identities generally. Jobber will be permitted to use, and will be permitted to allow the dealers and others it supplies with Products purchased under this Contract (“Jobber Marketer”) to use -- on a non-exclusive, limited, site-specific basis at Approved Retail Sites -- certain and specifically designated Company trademarks, service marks, trade names, brand names, trade dress, logos, color patterns, color schemes, design schemes, insignia, image standards and the like (individually and collectively, “Trade Identities”) in connection with the advertising, distribution and/or resale of the Products authorized by, supplied by and/or purchased from Company under this Contract. Company’s Trade Identities may include those in use at the time this Contract is executed and may also include, in the Company’s sole discretion, those Trade Identities that the Company may subsequently develop, adopt or otherwise obtain through licenses or other means. Company will retain, at all times, the right to determine which Trade Identities will be used or displayed, and the manner of their use or display, at an Approved Retail Site and the right to restrict the use or display of certain Trade Identities to certain Approved Retail Sites (or to certain locations at an Approved Retail Site). Company will also have the right, at any time and for any reason, to revoke its approval to use certain or all of its Trade Identities at certain or all Approved Retail Sites (or at certain locations at an Approved Retail Site) -- as further provided in Paragraphs 5(e) and 6(b) below -- and, where applicable and in its sole discretion, to substitute any other Trade Identities in their place. Jobber will not directly or indirectly cause any Trade Identity to become fixtures or part of the real property.

(b)        Use of Trade Identities governed by this Contract, related agreements and related guidelines, etc. The permission to use Company’s Trade Identities will be governed by the terms and conditions of this Contract and related agreements, including all attachments, schedules, appendices and amendments attached to and incorporated in those agreements. In addition, Company’s Trade Identities will only be used in accordance with -- and only if Jobber complies with -- the guidelines, policies, procedures, programs, requirements, specifications, standards (both operational and visual) and strategies issued by Company, as amended from time to time.

Branded Jobber Contract – The Pantry Inc.

(c)        Use of Trade Identities on signage. Jobber will be permitted to acquire and display approved signage bearing Company’s Trade Identities (“Trade Identity Signage”), in connection with the advertising, distribution and/or resale of Products under this Contract, on an Approved Retail Site-specific basis. Under no circumstances will Jobber be allowed to relocate signage bearing Company’s Trade Identities to another Approved Retail Site or other retail location without Company’s consent. Jobber will provide Company with a list of all signage bearing Company’s Trade Identities in Jobber’s possession and/or control and the exact location of said signage at the Approved Retail Site, upon Company’s request.

(d)        Use of Trade Identities in conjunction with the sale of Representative Amounts of certain Products. At all times at each Approved Retail Site, including each Jobber Marketer Approved Retail Site, Jobber will offer for sale, or cause to be offered for sale, representative amounts of each grade of Company-branded Products that are necessary, in Company’s discretion, to satisfy public demand (“Representative Amounts”). If Jobber ceases to offer or make available one or more of these designated Products in the required Representative Amounts at an Approved Retail Site, Company may revoke its prior approval to use certain or all of its Trade Identities at the Approved Retail Site, in which case Jobber will cease using or displaying, or cause its Jobber Marketers to cease using or displaying, certain or all of Company’s Trade Identities at that site.

(e)        Use of Trade Identities in conjunction with Company’s retail marketing strategies and development plans, image programs and standards. At each Approved Retail Site, including each Jobber Marketer Approved Retail Site, Jobber will comply with, and ensure that all of its Jobber Marketers comply with, Company’s then current image programs and standards (both operational and visual), as amended from time to time, which may include programs and standards for the design, construction, maintenance, appearance and cleanliness of the Approved Retail Sites at which the Trade Identities is installed and displayed. As part of this image compliance requirement, Jobber will ensure that no items of a pornographic or sexually explicit nature are displayed, used, stored, offered, rented or sold at any Approved Retail Site, items of this nature will include, but will not be limited to, magazines, videotapes, compact disks, digital video disks, or like materials which are pornographic, sexually explicit or so-called “adult” in nature. Additionally, as part of this image compliance requirement, Jobber will ensure that no illegal drugs, synthetic drugs produced to mimic illegal drugs, (including, but not limited to cannabinoids), or items that are intended or designed for use in ingesting, inhaling or otherwise consuming an illegal drug are displayed, used, stored, offered, rented or sold at any Approved Retail Site, items of this nature will include, but not be limited to, pipes, tubes, roach clips, instructions or descriptive materials, or containers for concealing illegal drugs or paraphernalia. Jobber further agrees, as part of this image compliance requirement, that no gambling devices, machine or equipment are displayed, used, stored, offered, rented or sold at any Approved Retail Site, items of this nature will include, but not be limited to, slot machines, pinball machines (except those that do not return to the player anything but free additional games), cane racks, knife racks, artful dodgers, punch boards, roll downs, merchandise wheels, roulette wheels, video poker, video pull-tabs or similar devices. Items of this nature shall specifically exclude equipment used for sale of lottery tickets endorsed by the State in which the Approved Retail Site is located. Jobber also agrees that its right to use Company’s Trade Identities under this Contract will be subject to Company’s then current retail marketing strategies and development plans, as amended from time to time. If an Approved Retail Site no longer conforms or fails to conform to Company’s then current retail marketing strategies and development plans, as amended from time to time, or to Company’s then current image programs or standards (both operational and visual), as amended from time to time, or to the foregoing image compliance requirements, Company may revoke its prior approval to use certain or all of its Trade Identities at the Approved Retail Site, in which case Jobber will cease using or displaying, or cause the offending Jobber Marketer to cease using or displaying, certain or all of Company’s Trade Identities at that site.

(f)        Use of Trade Identities on Jobber’s property including websites. Jobber will be permitted to display Company’s Trade Identities in conjunction with Jobber’s websites, business forms, advertising materials, structures, vehicles, and other Jobber property directly related to the advertising, distribution and/or resale of Products under this Contract. Jobber may only do so, however, if the words “Products Distributor” or “Products Jobber” appear immediately adjacent to the displayed location of said Trade Identities. Company will have the right to approve such use of its Trade Identities in advance and to revoke its approval at any time and for any reason. If Company exercises its right to revoke, terminate or nonrenew, or if the property in question is sold or otherwise transferred, Jobber will immediately (i) cease using or displaying, remove, cover or obliterate, or (ii) cause any third party to immediately cease using or displaying, remove, cover or obliterate the Trade Identities on the property in question.

(g)        Misuse of Trade Identities with Jobber’s company name or Jobber’s own trade Identities. Jobber will not use any of Company’s Trade Identities as part of Jobber’s company name. If Jobber has formed a company or has acquired a company that uses any of Company’s Trade Identities as part of Jobber’s company name, it will be required to amend its articles of incorporation or organization so as to delete Company’s Trade Identities from its company name. Likewise, Jobber will not use any of Company’s Trade Identities as part of Jobber’s own trade identities. If Jobber has developed trade identities or has acquired trade identities that incorporate any of Company’s Trade Identities as part of Jobber’s trade identities, it will be required to delete Company’s Trade Identities from its own trade identities.

 (h)          Misuse of Trade Identities in connection with certain sales. Jobber will not use any of Company’s Trade Identities in connection with the advertising, distribution and/or resale of: (i) any dilution or adulteration of a Product authorized by, supplied by and/or purchased from Company; (ii) any mixture or blend of Products authorized by, supplied by and/or purchased from Company, without Company’s prior written consent (which consent may be revoked at any time and for any reason); (iii) any Product authorized by, supplied by and/or purchased from Company but sold under an incorrect or inappropriate Company Trade Identities or sold through unapproved or disapproved packages, containers or equipment; or (iv) any product not authorized by, supplied by and/or purchased from Company. In furtherance thereof, Jobber shall not introduce any Products into any storage tank(s), transportation vehicle(s), or pump(s) that has supplied or been used for storage, transportation or dispensing of any motor fuels other than the Products until such tank, vehicle or pump has been purged of all such motor fuels.  Company must be provided with fourteen (14) days advance written notice if Jobber intends to introduce any of the Products into a storage tank or pump that

Branded Jobber Contract – The Pantry Inc.

has been supplied or been used for storage or dispensing of motor fuels other than the Product. In addition, Jobber will not use or display at any Approved Retail Site, any trademarks, service marks, or brand names of any company or entity that is affiliated with the sale of motor fuel products other than Company’s Trade Identities or Jobber’s trade identities. In the event Company believes Jobber or any Approved Retail Site is in violation of this paragraph, Company may, but shall not be obligated to, perform tests at such Approved Retail Sites, the costs of which shall be paid in full by Jobber

(i)          Company’s right to audit. To verify Jobber’s performance under this Contract and related agreements or as part of a Company compliance program, as issued and amended from time to time, Company will have the right to: audit records in the possession or control of Jobber or its Jobber Marketers; inspect all Approved Retail Sites; and sample all Products in the possession or control of Jobber and/or its Jobber Marketers. Jobber will cooperate fully and completely throughout the audit and inspection processes, and ensure that its Jobber Marketers cooperate fully and completely. If Jobber designates its records as confidential, Company will not voluntarily disclose said information to anyone without Jobber’s written consent, except to those directors, officers, shareholders, employees, agents, principals or advisors (including, without limitation, attorneys, accountants, consultants, bankers and financial advisors) (“Agents”) of Company with a need to know.

(j)        Discontinued use of Trade Identities.

(i)                    Upon expiration or termination of this Contract, for any reason, Jobber will immediately cease using or displaying, and cause all of its Jobber Marketers to cease using or displaying, Company’s Trade Identities and will dispose of all signage in accordance with this Contract. All remaining evidence of Company’s Trade Identities will be immediately obliterated by Jobber.

(ii)                   Company will have the right to cause any and all signage bearing Company’s Trade Identities to be removed, or to cause Company’s Trade Identities on said signage to be removed, covered or obliterated, from any disapproved retail location or from any retail location at which Company’s approval has been revoked, including those Trade Identities on any personal property sold or transferred by Jobber or a Jobber Marketer.

(iii)                 If Jobber does not immediately cease using or displaying, and cause its Jobber Marketers to cease using or displaying, Company’s Trade Identities when required in this Contract, Company will have the irrevocable right to use any means necessary to remove, cover or obliterate the Trade Identities, including entering upon the relevant premises or filing a legal action, with Jobber’s full and complete cooperation, and at Jobber’s expense. Jobber will reimburse Company for all expenditures incurred in removing, covering and obliterating Company’s Trade Identities hereunder, including, but not limited to, attorneys’ fees and court costs.

(k)        Company’s right to purchase Trade Identity Signage via purchase option. Company will have the option, but not the obligation, at any time and for any reason to purchase any and all Trade Identity Signage owned by Jobber, on the basis of a depreciated cost determined by the period of Jobber’s ownership and beginning with the date of Jobber’s purchase. The date upon which the Trade Identity Signage is placed in Company’s possession will also be used to compute the period of Jobber’s ownership. Company will initiate its option by providing Jobber with a list of the Trade Identity Signage it desires to purchase, along with a request for proof of purchase. Within 10 days of receiving Company’s list, Jobber will provide Company with the requisite proof of purchase in a form or forms satisfactory to Company. Within 10 days of receiving satisfactory proof of purchase, Company may exercise its option to purchase the Trade Identity Signage by providing Jobber with written notice. In the event Company exercises its option under this Paragraph 10, Jobber agrees to do all things necessary to place Company in full ownership and possession of the Trade Identity Signage, within 30 days of Company’s notice. Pursuant to this Paragraph 5(k), Company agrees to pay Jobber for the Trade Identity Signage as follows:

During the first year of ownership	[***]	of Jobber’s purchase price
During the second year of ownership	[***]	of Jobber’s purchase price
During the third year of ownership	[***]	of Jobber’s purchase price
During the fourth year of ownership	[***]	of Jobber’s purchase price
During the fifth year of ownership	[***]	of Jobber’s purchase price
During the sixth year of ownership	[***]	of Jobber’s purchase price
During the seventh year of ownership	[***]	of Jobber’s purchase price
During the eighth year of ownership	[***]	of Jobber’s purchase price
After the eighth year of ownership	[***]	of Jobber’s purchase price

(I)        Canopies for Branded Diesel. All Branded Diesel will be sold by Jobber only under Company-branded canopies or from a Branded Diesel dispenser at a location not under canopy at the Approved Retail Sites approved by Company and as provided in the PMPA (defined in Paragraph 16(b) of this Contract), and all pumps dispensing diesel under BP-branded canopies, even if not Branded Diesel, will conform in all respect to Company’s then current image programs and standards for Branded Diesel, as amended from time to time, except as otherwise agreed to and in writing by Company. Notwithstanding the foregoing, if Company is offering diesel for resale at the Approved Retail Sites, then all of Jobber’s diesel must be purchased from Company, as provided in Paragraph 2(c)(i) of this Contract.

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Branded Jobber Contract – The Pantry Inc.

6.             Site Approval.

(a)        Use of Company’s Trade Identities at each Approved Retail Site. It is and will be an on-going condition of the right to use Company’s Trade Identities under this Contract, which Jobber must first obtain Company’s prior written consent for each and every location that Jobber desires to identify with Company’s Trade Identities, including all Jobber Marketer retail locations. The approval and designation as an Approved Retail Site will be within Company’s sole discretion and will be based on certain factors and upon certain criteria relative to the site, including, but not limited to: current or proposed appearance; current or proposed Trade Identities to be used; location of underlying real estate; ownership status of underlying real estate; current or proposed mode of operation; current or proposed offer; current or projected volume; current or proposed hours of operation; current or proposed training capabilities; current or proposed improvements, facilities or equipment; enrollment or participation in the Company’s brand assurance program; Company’s then current image programs and standards (both operational and visual), as amended; or Company’s then current or amended retail marketing strategies and development plans in the vicinity of the proposed location, or elsewhere. For purposes of emphasis and elaboration, but without limitation, Company will have the right to require motor fuel dispensers to be covered by approved canopies and to be equipped with approved card readers. Company will also have the right to determine the appropriate geographic density and channel-of-trade mix for all retail locations identified and/or to be identified with Company’s Trade Identities. It will be a further requirement that Jobber has used and/or is using its best efforts to develop, operate and/or supply its then currently Approved Retail Sites. Company’s right of approval hereunder will also apply to those situations where Jobber desires to supply a retail location that is then currently identified with Company’s Trade Identities but supplied by another branded jobber or other supplier of Company’s Products. Company will retain, at all times, the right to determine or the right to approve which Trade Identities will be used or displayed, and the manner of their use or display, at an Approved Retail Site and the right to restrict the use or display of certain Trade Identities to certain Approved Retail Sites (or to certain locations at an Approved Retail Site)

(b)        Site approval revoked. Company will have the right to revoke its prior approval identifying an Approved Retail Site if the site no longer conforms to or fails to conform to: the terms or conditions of this Contract and related agreements; any other agreements with Company or an affiliate of Company; the Company’s then current image programs or standards (both operational and visual), as amended from time to time; the Company’s then current retail marketing strategies and development plans, as amended from time to time; or to any law or regulation. Company will also have the right to revoke its prior approval identifying an Approved Retail Site based upon, but not limited to, the factors and criteria set forth in Paragraph 6(a) above. For purposes of emphasis and elaboration, but without limitation, Company will have the right to revoke its prior approval identifying an Approved Retail Site if — after 6 months from Company’s request — the site is not identified with approved Trade Identities, the motor fuel dispensers at the sites are not covered by approved canopies or said dispensers are not equipped with approved card readers. In addition to the foregoing, if Company approves a site which is operating as a competitor site at the time of such approval, Company’s approval is automatically revoked if such site is not identified with approved Trade Identities within six (6) months of the date of the original site approval. If Company revokes its approval, Jobber will immediately cease using or displaying, or cause its Jobber Marketers to cease using or displaying, Company’s Trade Identities at that retail location as described in Paragraph 5(j)(ii). Company will also have the right, at any time and for any reason, to revoke its prior approval to use certain or all of its Trade Identities at certain or all Approved Retail Sites (or at certain locations at an Approved Retail Site) and, where applicable and in its sole discretion, to substitute any other Trade Identities in their place.

(c)        Jobber’s right to supply disapproved or revoked sites. Nothing in this Contract will prevent Jobber from supplying a disapproved retail location or a retail location at which Company’s approval has been revoked provided that Jobber does not permit Company’s Trade Identities to be displayed at that location.

7.             Marketing Responsibility at Approved Retail Sites.

(a)        Jobber to use best efforts to market at each Approved Retail Site. Jobber will use its best efforts to market, or cause to market, the Products covered by this Contract at each and every Approved Retail Site and within the trade area of each and every Approved Retail Site.

(b)        Marketing within the trade area of an Approved Retail Site not exclusive. This Contract does not confer upon Jobber exclusive marketing rights and/or trademark rights within any trade areas. Company will, at all times and for any reason, maintain its sole and unlimited right to make other provisions for the marketing of its Products and services under any of its Trade Identities within the trade areas of Jobber’s Approved Retail Sites, or elsewhere, including, but not limited to: establishing its own directly-operated, contractor-operated, or commission marketer retail locations; establishing its own directly-supplied reseller/dealer retail locations; and/or approving retail locations to be operated or supplied by other jobbers.

8.             Payment Methods including Credit Cards.

(a)        Company’s Payment Methods Program. Company may from time to time endorse and sponsor specific proprietary and third party payment methods including certain credit cards, charge cards, fleet cards, debit cards, pre-paid cards and the like (individually or collectively, “Payment Methods”) for use at specified Approved Retail Sites selling Company’s Products Company will not be obligated to sponsor or participate in any specific Payment Methods program, or may withdraw its sponsorship of, or participation in, any such program at any time, or may condition any sponsorship or participation upon payment of service, equipment or other fees by Jobber. If Company does sponsor a Payment Methods program (“Payment Methods Program”), Jobber agrees that Company’s proprietary Payment Methods and all third party Payment Methods specified by Company will be accepted at each payment point (including card-readers-in-dispensers, if present) at each Approved Retail Site including, but not limited to, cents off per gallon loyalty cards and other Company proprietary reward program cards (except where prohibited by law). Jobber will strictly comply with the operating rules, terms and conditions of any Payment Methods Program that Company may sponsor, by and through any manuals, bulletins, or other forms of written or electronic communications, as issued and as amended from time to time.

Branded Jobber Contract – The Pantry Inc.

Company will have the right to charge back sales transaction amounts made by Jobber’s customers or by customers of its Jobber Marketers for a period of 6 months from the date of a transaction. Jobber must maintain, or cause to maintain a paper record of each transaction (including the actual draft generated at the time of sale) for a period of 6 months. This obligation to maintain a paper record of each transaction does not impose any obligation on Jobber to retain a similar electronic record.

For purposes of this Contract, the “BP Network” means the equipment and software referred to as the Electronic Payment Server (“EPS”) box required by Company and which is located at the Approved Retail Sites combined with the wide area network infrastructure outsourced by Company, both of which act as the interface between the Approved Retail Site and the processor selected by Company (“Settlement Processor”), to ultimately transfer Cardholder Data (defined below) collected by Approved Retail Sites for authorization and settlement. Company makes no representations or warranties that it will perform the duties of the Settlement Processor or contract with any affiliate or unrelated party to perform the duties of the Settlement Processor. Jobber acknowledges and agrees that (i) if Company designates a Settlement Processor for any Approved Retail Site(s), that Jobber will use such Settlement Processor; (ii) if no Settlement Processor is designated for an Approved Retail Site, or if a Settlement Processor ceases to perform such services, Jobber will be responsible for contracting with an approved party to perform the duties of the Settlement Processor, and (iii) Jobber fully releases Company from any acts or omissions of the Settlement Processor.

Company transfers Jobber’s payment card transactions to the Settlement Processor on behalf of Jobber for purposes of processing settlement. Jobber acknowledges and agrees that Company is only liable to Jobber for any non-received payment card transaction settlement funds to the extent that Company actually received such payment card transaction settlement funds from the Settlement Processor.

(b)        Electronic point-of-sale equipment, software and firmware. (i) Jobber will comply with Company’s point-of-sale policies and guidelines, as amended from time to time. Prior to selling any Products at any Approved Retail Site(s) and connecting to the BP Network, Jobber will purchase and install, or cause to be installed with a Company-approved provider, at each Approved Retail Site electronic point-of-sale equipment approved by Company (“Approved POS”) for processing transactions on the BP Network. The purchase and installation of the Approved POS will be at the sole cost and expense of Jobber. If at any time there are new requirements for point-of-sale equipment, within six (6) months of Company’s request, Jobber will upgrade, or cause to be upgraded such Approved POS equipment as specified by Company at Jobber’s sole cost. Subject to this Section, all such Approved POS equipment will, at all times, be connected to the BP Network and will be operated using Company’s required most current Payment Methods software and firmware. Jobber will install Company’s required most current software and firmware within 6 months of its release. Jobber shall own and/or be fully liable for the Approved POS equipment that is installed at each Approved Retail Site including all duties and responsibilities for maintenance and security in full compliance with this Contract. Jobber shall address any defects in the Approved POS directly with its vendor. Notwithstanding the foregoing, Jobber acknowledges that the software and firmware and the specifications are proprietary products of Company or its vendors. Unless otherwise specified, no right, title or ownership interest in any software or firmware will be transferred to Jobber from Company. Under no circumstances will Jobber reverse engineer, decompile, disassemble or otherwise attempt to derive the source code for the software or firmware or alter its intended functionality. Within 6 months of Company’s request, Jobber will pay any and all additional or new costs or fees that may be incurred by Company that are associated with the operation of the BP Network, including, but not limited to, costs associated with satellite connections, access and/or telecommunications.

(ii)                   Jobber shall pay Company within thirty (30) days of receiving an invoice for all fees and charges invoiced by a third party in connection with Approved POS or any software or firmware, or any imprinter plate costs. Any third party fees may be invoiced directly to Jobber, in which event Jobber may pay such third party directly; provided Jobber simultaneously sends Company a copy of Jobber’s evidence of payment. In addition, Jobber shall pay Company a monthly fee for use of the BP Network and any software or firmware used at an Approved Retail Site equal to the then current charge assessed by Company, as notified in writing to Jobber. Such monthly fee is subject to increase by Company at any time by giving ten (10) days advance notice.

(iii)                 Company shall have no obligation or liability to Jobber with respect to the Jobber for the Approved POS equipment, and Jobber shall be solely responsible for any failures of the Approved POS equipment, and shall be responsible for enforcing any warranties by the third party vendor. Company will have no obligation or liability with respect to expenses, changes or damages incurred by Jobber with respect to the Approved POS equipment on the BP Network.

(iv)                   FOR NETWORK SECURITY BREACH (INCLUDING SUSPECTED), NON-CERTIFIED USE (INCLUDING WITHOUT LIMITATION THE USE OF APPROVED POS EQUIPMENT OR BP NETWORK TO ACCESS PORNOGRAPHIC OR ITEMS OF A SEXUALLY EXPLICIT NATURE) AND SIMILAR ISSUES, COMPANY RESERVES THE RIGHT TO SUSPEND OR DISCONTINUE NETWORK CONNECTIVITY AT ANY TIME, FOR ANY REASON, WITH OR WITHOUT NOTICES TO ANY OR ALL APPROVED RETAIL SITES UNTIL ANY SUCH ISSUE HAS BEEN CURED TO COMPANY’S SOLE SATISFACTION.

(v)                    To the maximum extent permitted by applicable law, Company, its affiliates, employees and agents shall not be liable to Jobber or any other person for any direct, indirect, incidental, consequential, special, exemplary, or punitive damages any anticipated or lost business, revenues or profits, any loss of data, business interruption, or equipment downtime, or any other loss, harm, casualty, injury or damage of any kind, arising from or related to the Approved POS equipment, due to Jobber installation, possession, use, maintenance, or removal thereof, for any acts or omissions of a third party, or for the performance or non-performance of any obligations undertaken in this Contract, from all causes of action of any kind, whether in contract, tort or otherwise, and even if advised of the possibility of such damages. To the maximum extent permitted by applicable law, in no event shall Company’s total cumulative liability arising under this Section, from all causes of action of any kind, whether in contract, tort, or

Branded Jobber Contract – The Pantry Inc.

otherwise, exceed the recurring monthly fees and charges paid by Jobber to Company under Paragraph 8(b)(ii) in the three (3) months preceding the accrual of the first such claim.

(vi)                   Jobber accepts the EPS and the BP Network “as is” without any representations or warranties of any kind, express or implied, and all use of the same is at Jobber’s sole risk. COMPANY SPECIFICALLY DISCLAIMS ANY IMPLIED OR STATUTORY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS, RESULTS, EFFORTS, AND ACCURACY. Company shall not be liable for delays or any failure to provide or install or operate the BP Network due to causes beyond its reasonable control, including without limitation fires, floods, earthquakes, hurricanes, epidemics, and other natural disasters and acts of god; strikes embargoes, war, or acts of terrorism; riots, civil unrest, sabotage, or theft or other criminal acts of third parties; failure of electronic or mechanical equipment; denial of services attacks or other third party interference with the availability of the BP Network; or fluctuations in or failures of electronic power, telecommunications, or the internet.

(c)        PCI Compliance. Jobber agrees that it and its Agents will at all times fully comply with the most current version of the following: i) the requirements of the Payment Card Industry Data Security Standard, as modified from time to time by the PCI Security Standards Council (“PCI SSC”), or similar standards required by payment card associations or the PCI SSC; ii) any payment application software not provided by Company, must be a payment application that is certified as compliant with the Payment Application Data Security Standard, as modified from time to time by the PCI SSC; iii) the requirements of the Visa Cardholder Information Security Program that are set forth in the Visa Operating Regulations or that are otherwise issued by Visa U.S.A., Inc., or its successors; iv) the requirements of the MasterCard Site Data Protection Program that are set forth in the MasterCard Security Rules and Procedures or that are otherwise issued by MasterCard or its successors; and v) all other applicable payment card industry standards having to do with the protection or security of Cardholder Data, as such standards may be modified from time to time (requirements specified in (i) through (v) jointly referred to as “PCI Requirements”) and with all applicable laws and regulations having to do with the protection or security of Cardholder Data or any parts of Cardholder Data (“Cardholder Applicable Law”). For purposes of this Section, “Cardholder Data” means the numbers and other data assigned by card issuers to identify cardholders’ accounts (including all data within the magnetic stripe), data about card transactions and other personal information of cardholders.

Jobber agrees that it and its agents will use the Cardholder Data that they store, process, handle, or transmit under this Contract only as necessary to process card transactions, provide fraud-control services, perform their obligations under this Contract, and comply with Cardholder Applicable Law. Jobber agrees that it will only store electronically that portion of the Cardholder Data that is essential to its business, but in no event anything more than the name, account number (which must be encrypted pursuant to PCI Requirements), and expiration date. Further, Jobber agrees that paper copies of reports that contain Cardholder Data shall be retained for the time specified in the BP Payment Guide and then such paper copies will be destroyed in a manner to make the document unreadable (i.e. cross-cut shred). Other than for the creation of secure and encrypted system back-ups, Cardholder Data will not be copied, stored or transmitted to portable storage devices, including without limitation, laptops, floppy disks, CD-ROMs, PDAs, digital images and flash drives. In the event Jobber provides Cardholder Data to third parties, other than those specified by Company, where the Cardholder Data will be retained by the third party or transmitted through such third party’s systems/networks (“Third Parties” or ‘Third Party”), Jobber will insure that such Third Party is certified as compliant with the most recent version of the PCI Requirements. Jobber further agrees that it, its agents, and its Third Parties, through their acts or omissions, will not cause Company, or Company’s affiliates to be in violation of the PCI Requirements and will be liable for all costs incurred by Company resulting from violations caused by these acts or omissions.

With respect to all agents or employees of Jobber or Third Parties used by Jobber who at any time have access rights to any parts of the BP Network (including, without limitation, the EPS box system), Jobber agrees to limit such access to only those employees, agents or third parties with a need for such access to perform the authorizations of credit and debit card transactions at Approved Retail Sites and in compliance with this Section.

If Jobber discovers that unauthorized access has been, or may have been, gained to Cardholder Data stored, processed, handled, or transmitted by Jobber or its agents or Third Parties, Jobber will immediately notify Company and provide the applicable card company, the acquiring financial institution, and their respective designees access to Jobber’s and its agents’ or Third Parties’ facilities and all pertinent records to conduct a forensic review and a review of the compliance by Jobber and its agents or Third Parties with the PCI Requirements. Jobber shall: i) keep Company regularly advised of the progress of the forensic and compliance review and ii) upon the request of Company, provide Company with a copy of all drafts of the forensic/compliance report and the final version of the forensic/compliance report resulting from such review. Jobber agrees that it and its agents will fully cooperate and it will require its Third Parties to cooperate with any reviews of their facilities and records provided for in this subsection. Jobber agrees that it and its agents will maintain and it will require its Third Parties to maintain appropriate business continuity procedures and systems to ensure security of Cardholder Data in the event of a disruption, disaster, or failure of Company’s or Jobber’s primary data systems.

Jobber will provide Company and Company’s Affiliates with all certifications and other information reasonably requested by Company or Company’s Affiliates to enable Company and Company’s Affiliates to show to card companies that Jobber and, if applicable, any Third Party is complying with the PCI Requirements. Company and Company’s Affiliates will not be responsible for any expense Jobber (or, if applicable, any Third Party) incurs in obtaining and maintaining required certificates or required information for which Jobber does not already possess. If in the process of obtaining certification or validating compliance with the PCI Requirements Jobber determines there are areas of non-compliance, Jobber will take appropriate action, prompt under the circumstances, to remedy such non-compliance, including non-compliance of any Third Party.

Branded Jobber Contract – The Pantry Inc.

Jobber’s obligations under this Section will continue in effect after the termination of this Contract for so long as it has access to Cardholder Data. In addition, Jobber will remain in full compliance with the then current BP Payment Guide and as amended from time to time and as posted on BP’s official website www.bpconnection.com.

COMPANY RESERVES THE RIGHT TO TERMINATE AND/OR TEMPORARILY DISABLE JOBBER’S ABILITY TO PROCESS PAYMENTS ON THE EPS AND/OR THE BP NETWORK WITHOUT PENALTY IF COMPANY REASONABLY BELIEVES AN APPROVED RETAIL SITE(S) IS NOT IN COMPLIANCE WITH THIS SECTION. IN ADDITION, JOBBER WILL BE SOLELY RESPONSIBLE AND FULLY LIABLE FOR ANY NON-COMPLIANCE WITH THIS SECTION. JOBBER WILL INDEMNIFY AND HOLD COMPANY HARMLESS FROM ANY AND ALL FINES, DAMAGES, PENALTIES, ASSESSMENTS AND ACTIONS, INCLUDING ATTORNEY FEES AND COSTS, RELATED TO ALLEGATIONS, CLAIMS OR INVESTIGATIONS IN ANY WAY RELATED TO JOBBER’S NON-COMPLIANCE WITH THIS SECTION INCLUDING, BUT NOT LIMITED, TO THOSE RELATED TO ALLEGATIONS OF BREACH AND/OR COMPROMISE.

In the event Jobber uses a Wide Area Network (“WAN”) that is provided through a third party service provider (“Third Party WAN”) or through a WAN using Jobber’s own equipment (“Jobber WAN”) then Jobber using a Third Party WAN must use a Level 1 network service provider listed on Visa’s Global List of PCI DSS Validated Service Providers (http://usa.visa.com/download/merchants/cisp-list-of-pcidss-compliant-service-providers.pdf) as PCI DSS compliant with the most recent version of the PCI DSS at the time of the validation and that is listed as validated within the past 12 months. In the event the Level 1 network service provider does not meet these PCI DSS validation listing requirements, Jobber must be able to provide Company with a Report on Compliance (“ROC”) for the Third Party WAN showing compliance with the most recent version of the PCI DSS at the time of the ROC and that has been validated by an approved QSA within the past 12 months. Jobbers that use a Jobber WAN must provide proof of their PCI compliance with either (i) a ROC showing compliance with the most recent version of the PCI DSS and that has been validated by an approved QSA within the past 12 months, or (ii) a Self Assessment Questionnaire (“SAQ”) validation type designated by BP, or if not designated by BP, then the SAQ validation type for which Jobber qualifies pursuant to PCI SSC standards demonstrating compliance with every requirement. All Jobber Third Party WANs and Jobber WANs must also have an Approved Scan Vendor (ASV) (as approved by the PCI Security Standards Council) complete quarterly network scans and provide those results to Company.

(d)        Use of Information. Company reserves the right to use any information obtained by Company through the Approved POS equipment, EPS, BP Network, and/or any other equipment, software or firmware performing a similar or related service for product integrity, tracking performance of offers and promotions, understanding product slate ratios, calculating average throughputs per site, validating customer volume submissions, summarizing information for marketing purposes, and similar uses. All such information obtained from Jobber’s Approved Retail Sites will be shared by Company with Jobber, and all such information obtained from all Approved Retail Sites in a DMA (as defined in Paragraph 12(a)) may be shared by Company to persons or entities other than Jobber, but only on a consolidated basis for such DMA.

9.             Additional Jobber Responsibilities.

(a)        Transport and tank trucks. Jobber will operate or contract with third party carriers to operate, where necessary, a sufficient number of transport and/or tank trucks so as to efficiently perform its delivery functions under this Contract. Jobber will comply and/or cause its third party carriers to comply with all rules and instructions issued by the terminal at which Jobber receives Products, as such rules and instructions may be amended from time to time, and all applicable Federal State and local laws and regulations.

(b)        Emergency notification procedures. From time to time Company may provide Jobber with notification procedures to be utilized if and when emergency situations or other situations occur at any Approved Retail Site and/or if and when such situations directly or indirectly involve the Trade Identities being utilized by Jobber. For purposes of this Contract, reportable situations may include, but may not be limited to: death or serious injury; transport or tank truck accidents; Product spills or other incidents of significant environmental impact and other significant events as defined from time to time. Jobber agrees that it will comply with said procedures, if and when provided, and if and when a defined, reportable situation occurs.

(c)        Communication with Company via the Internet. Jobber must be equipped with e-mail capability and access to the Internet so that Company may communicate and exchange information with Jobber via the Internet and via the Company’s intranet, extranet and/or web pages.

(d)        Customer inquiries and complaints. Jobber will develop a program designed to respond to and resolve customer inquiries or complaints within 10 business days of receipt. This program will apply to inquiries and complaints regarding an Approved Retail Site, including its Jobber Marketers Approved Retail Sites, that are either received directly by Jobber or those referred to Jobber by Company. Where customer inquiries received by Jobber relate to a fuel quality concern, Jobber will provide customer with Company’s Consumer Relations phone number, as may be amended from time to time. In addition, Jobber must contact Company to notify of potential fuel quality incidents per the emergency notification procedures in this paragraph. Company, at its discretion, may choose to compensate customers directly for poor fuel quality related vehicle repair expenses (“Customer Guaranty Payment”). If Company makes any Customer Guaranty Payment related to any Product resold by Jobber, and Company determines in its sole discretion that the quality of the Product was satisfactory when delivered to Jobber, Jobber shall reimburse Company for the entire Customer Guaranty Payment within thirty (30) days after receiving an invoice of such amount.

(e)        Brand assurance program. If Company sponsors or conducts a brand assurance program, Jobber will participate in such a program at each Approved Retail Site selected by Company. Jobber shall pay to Company the then current costs for visiting the Approved Retail Site, as published by Company in its brand assurance materials. Jobber will promptly take

Branded Jobber Contract – The Pantry Inc.

corrective measures at each and every Approved Retail Site that scores below the target score established by Company for the marketing area that includes said Approved Retail Site, and in addition, pay to Company a fee for each Approved Retail Site that fails the site visit, equal to the amount set forth in Company’s then current brand assurance materials, not to exceed $ 1,500.00 per visit per Approved Retail Site. If any Approved Retail Site receives notification of repeated failures, Company will have the right to remove such offending site from the list of Approved Retail Sites, in which event Jobber will immediately cease using or displaying, or cause its Jobber Marketers to cease using or displaying, Company’s Trade Identities at that Approved Retail Site.

(f)        Branded lubricants and motor oils. Jobber will use its best efforts to offer for sale Representative Amounts of certain and specifically designated lubricants and motor oils (including certain and specifically designated Castrol®-branded and BP Visco Select®-branded lubricants and motor oils) at each of its Approved Retail Sites, including its Jobber Marketers Approved Retail Sites.

(g)        Right of Setoff. Immediately upon the occurrence of an event giving rise to Company’s right to terminate or not renew this Contract under Paragraph 16 of this Contract, or in the event Jobber: (i) makes an assignment or any general arrangement for the benefit of creditors, (ii) files a petition or otherwise commences, authorizes, or acquiesces in the commencement of a proceeding or case under any bankruptcy or similar law for the protection of creditors or has such petition filed or proceeding commenced against it, (iii) otherwise becomes bankrupt or insolvent (however evidenced), (iv) has a receiver, provisional liquidator, conservator, custodian, trustee or other similar official appointed with respect to it or substantially all of its assets, (v) is subject to the issuance of any writ, warrant, or other execution against its property, or (vi) has not paid any amount due Company under the terms of this Contract or otherwise, Company may, at its sole option and without prior notice or demand, setoff (including by setoff, offset, combination of accounts, deduction, right of retention or withholding, or similar action) and apply (A) any indebtedness or obligation of Company to Jobber, whether matured or unmatured, including but not limited to all funds, amounts, accounts, credit card settlements or deposits at any time held by Company under this Contract or any other agreements, instruments, undertakings, or otherwise, including Payment Methods, against (B) any indebtedness or obligation of Jobber to Company, whether matured or unmatured, now or hereafter existing under this Contract or any other agreements, instruments, undertakings, or otherwise, including Payment Methods. Such rights will be without prejudice and in addition to any right of setoff (including by setoff, offset, combination of accounts, deduction, right of retention or withholding, or similar action) to which Company is at any time otherwise entitled whether by operation of law, contract, or otherwise. Company’s failure to exercise its rights under this paragraph will not be construed as a waiver of such rights.

10.             Jobber as Independent Business. Company and Jobber are and will remain separate and independent businesses. None of the provisions of this Contract are intended to provide a party hereto with any management direction or control over the other party’s business, business operations or employees. Jobber has no authority to act, or employ any person to act, as an agent for or on behalf of Company. Jobber will not place or allow the placement of any signage upon or near any premises owned, leased, operated or supplied by Jobber which might indicate that Company is the owner or operator of the business conducted upon said premises.

11.             Jobber Marketer.

(a)        Acts and omissions of Jobber Marketer Imputed to Jobber. Subject to Paragraph 26 below, Jobber will inform those Jobber Marketers permitted to use Company’s Trade Identities of the specific terms and conditions of this Contract and all related agreements, including all attachments, schedules, appendices and amendments attached to and incorporated in those agreements which pertain to the use of Company’s Trade Identities and related matters. In addition, Jobber will inform those Jobber Marketer of the specific guidelines, policies, procedures, programs, promotions, requirements, specifications, standards (both operational and visual) and strategies periodically issued by Company, as amended from time to time, which pertain to the use of Company’s Trade Identities and related matters. Notwithstanding the Jobber’s best efforts to ensure its Jobber Marketers’ compliance, and regardless of any contractual relationship between Jobber and its Jobber Marketers, any act or omission by a Jobber Marketer that, if committed or omitted by Jobber would place Jobber in violation of this Contract or related agreements, will be imputed to Jobber and will give Company the right, in its sole discretion, to take appropriate action against Jobber up to and including site approval revocation or termination of this Contract.

(b)        Actions against Jobber Marketer. Nothing in this Contract will prevent or preclude Company from exercising any legal or equitable rights against a Jobber Marketer directly, separate and apart from any actions taken against Jobber.

12.             Jobber’s Sale of Assets; Jobber’s Change in Control.

(a)        Right of First Refusal on Jobber’s Sale of Assets. Jobber will not sell, lease or otherwise transfer — or allow the sale, lease or transfer — of (i) substantially all of Jobber’s Company Branded Assets located in any one State, (ii) substantially all of Jobber’s Company Branded Assets (defined below) located in any one Designated Market Area — as determined by Nielsen Media Research, Inc., or its successors or assigns (“DMA”), (iii) more than fifty (50%) percent of its highest volume Approved Retail Sites based on each Approved Retail Sites annual volumes for the most recently completed calendar year, (iv) more than fifty percent (50%) of all of Jobber’s assets (including assets that are not Jobber’s Company-Branded Assets), or (v) twenty-five percent of its Jobber’s Company-Branded Assets without first giving Company a right of first refusal to purchase or otherwise acquire all of such assets that Jobber is intending to sell in the manner described in Paragraph 12(b) below (“Right of First Refusal”). “Jobber’s Company-Branded Assets” are all assets in Jobber’s possession or control, or in the possession or control or its subsidiaries, affiliates or principals as the case may be, which are related to this Contract and which, at any time during the franchise relationship, have been identified with or by Company’s Trade Identities including, but not limited to Jobber-owned or leased: Approved Retail Sites; other retail locations; terminal facilities; transport and tank trucks; and all related real and personal property, contract rights, or good will.

Branded Jobber Contract – The Pantry Inc.

(b)        Right of First Refusal Procedure. To satisfy its Right of First Refusal obligations under Paragraph 12(a) above, Jobber agrees, promptly after entering into an agreement with a third party (“Sale Offer”), to submit to Company complete and fully executed copies of all contract documents (including all exhibits and schedules) which comprise the proposed agreement, a certification by Jobber listing the assets and intangibles being sold, along with an itemized list of the value of each such asset and/or intangible, and any additional information, facts and data required by Company to evaluate the bona fide nature of the agreement; and, should the proposed agreement include Jobber’s request to assign the Contract, to evaluate the third-party purchaser’s qualifications to be a Company jobber. Company will thereafter have 60 days after receiving all of the foregoing information (“ROFR Period”) within which to exercise its Right of First Refusal, by written notice to Jobber. If the provisions of the Sale Offer change as to reduce the amount of cash or cash equivalent, or if the Sale Offer is not comprised entirely of cash or cash equivalent and there is any change in the provisions of the Sale Offer, the ROFR Period shall start again commencing on the date all materials related to such changes are received by Company. Closing will be held at a time and place agreeable to Company and Jobber, but no later than 60 days after Company elects to exercise its Right of First Refusal. Jobber will convey all real property with good and marketable title and all other property in contractual forms acceptable to Company, subject only to such liens, encumbrances and commercially reasonable provisions that were acceptable to the third-party purchaser. If Company waives its Right of First Refusal, and if (i) such sale or transfer is not completed within one hundred eighty (180) days after the date waived by Company, (ii) there is any change in the provisions of the Sale Offer which reduces the amount of cash or cash equivalent, or (iii) the Sale Offer is not comprised entirely of cash or cash equivalent and there is any change in the provisions of the Sale Offer, then before making any such sale or transfer Jobber shall again follow the requirements of this provision as if a new Sale Offer had been made.

(c)        Exception to Company’s Right of First Refusal. Notwithstanding Paragraph 12(a) above, Jobber will be permitted to sell, lease or otherwise transfer, or cause to sell, lease or transfer, Jobber’s Company-Branded Assets to: (i) a spouse, child, son-in-law, daughter-in-law, parent, brother or sister (“Immediate Family Member”), if Jobber is a sole proprietorship; (ii) an Immediate Family Member of a partner’s immediate family or of a member’s immediate family, if Jobber is a partnership or Limited liability company (“LLC”), respectively; (iii) an Immediate Family Member of a stockholder’s immediate family, if Jobber is a corporation; or (iv) a fellow partner, fellow member or fellow shareholder(“Fellow Stakeholder”), if Jobber is a partnership, LLC or corporation, respectively, without providing Company with a Right of First Refusal; provided, however, that each Immediate Family Member or Fellow Stakeholder who receives assets hereunder has reached the applicable age of majority n the State in which the individual resides with at least one year of active management experience in Jobber’s business and, provided further, that no agreement executed in accordance with this Paragraph 12(c) will operate as a mere means or device to transfer control or ownership of Jobber’s Company-Branded Assets to someone other than an Immediate Family Member or Fellow Stakeholder without providing Company with its Right of First Refusal. Regardless of the exception allowed in this Paragraph 12(c), Jobber will promptly provide Company with written notice as required under Paragraph 12(b) above.

 (d)           Sale of Jobbership/Change of Control.

(i)                    Right to Purchase. Any intended sale, conveyance, alienation, transfer, merger or other intended change of legal or beneficial interest that will result in a change in control of Jobber’s corporation, partnership, LLC, sole proprietorship or other entity, whichever the case may be, at any time during the franchise relationship, either voluntarily or involuntarily, by operation of law, by merger or by or through any other type of proceedings, will trigger Company’s right to purchase the entirety of Jobber’s Company-Branded Assets for a cash price equal to the fair market value of those assets (“Right to Purchase”), as determined by the average of three independent appraisals made pursuant to Paragraph 12(d)(ii) below, and will be considered a request to assign or transfer the Contract; provided, however, that where Jobber intends to sell, convey or transfer all or substantially all of its motor fuel business, Jobber will have the right to elect either of the following to Company in lieu of Right to Purchase: (A) a Right of First Refusal on its motor fuel business, or (B) a Right of First Refusal on Jobber’s Company-Branded Assets. If Jobber elects either Right of First Refusal, Jobber will follow the procedure described in Paragraph 12(b) above.

(ii)                   Information Jobber must provide/Company’s election to appraise. Pursuant to Paragraph 12(d)(i) above, Jobber will promptly provide Company with written notice of an intended change in control. Jobber will also promptly submit to Company complete and fully executed copies of all contract documents that evidence the intended transaction and corresponding change in control, and any information, facts and data requested by Company to evaluate the bona fide nature of said transaction and to evaluate Jobber’s request to assign or transfer the Contract. After receiving all requested information, Company will thereafter have 90 days within which to appraise Jobber’s Company-Branded Assets and exercise its Right to Purchase (the “90-Day Exercise Period”), by written notice to Jobber. If Company elects to appraise, the process must be initiated in writing within the first 30 days of the 90-Day Exercise Period. The process will consist of three independent Appraisal Institute MAI-certified (“MAI”) appraisers -- one chosen by Company within the first 30 days of the 90-Day Exercise period, one chosen by Jobber within the first 40 days of the 90-Day Exercise Period and one chosen by the other two MAI appraisers within the first 50 days of the 90 Day-Exercise Period. Each appraiser will appraise the entirety of Jobber’s Company-Branded Assets and provide their respective appraisals within the first 70 days of the 90-Day Exercise Period. Each appraiser will provide Company with a written appraisal and the average of these appraisals will be the price Company would pay, should Company decide to exercise its Right to Purchase. Jobber will cooperate fully and completely with Company by promptly naming an appraiser and by providing any information, facts and data required by Company and/or the appraisers to evaluate and appraise Jobber’s Company-Branded Assets. Company and Jobber will each pay for their own appraiser and will each pay one-half of the third appraiser’s fee. Closing will be in accordance with Paragraph 12(b) above.

(iii)                 Exception to Company’s Right to Purchase. Notwithstanding Paragraph 12(d)(i) above, Jobber will be permitted to effect a sale, conveyance, alienation, transfer, merger or other change of legal or beneficial interest resulting in a change in control of Jobber’s corporation, partnership, LLC, sole proprietorship or other entity, whichever the case may be, to an Immediate Family Member or Fellow Stakeholder, without triggering Company’s Right to Purchase or Right of First Refusal; provided, however, that the Immediate Family Member or Fellow Stakeholder has reached the applicable age of majority in the

Branded Jobber Contract – The Pantry Inc.

State in which the individual resides with at least one year of active management experience in Jobber’s business and, provided further, that no transaction executed in accordance with this Paragraph 12(d)(iii) will operate as a mere means or device to transfer control or ownership of Jobber’s Company-Branded Assets to someone other than an Immediate Family Member or Fellow Stakeholder without providing Company with its Right to Purchase and/or Right of First Refusal. Regardless of the exception allowed in this Paragraph 12(d)(iii), Jobber will promptly provide Company with written notice as required under Paragraph 12(d)(ii) above.

(e)        Company’s right to verify ownership interest. From time to time, Company may request and Jobber will provide a confirmation of all shareholder interest (legal and beneficial), partnership interest, membership interest, or other type of ownership interest, whichever the case may be, on a form acceptable to and/or provided by Company. Such confirmation will include the names of all shareholders, partners, members, or owners, whichever the case may be.

(f)        Status of Contract after sale of Jobber’s Company-Branded Assets or after change of company control. In the event of any sale, lease or transfer of Jobber’s Company-Branded Assets hereunder, this Contract will continue in full force and effect unless terminated by Company, upon written notice, or unless assigned or transferred by Jobber, upon Company’s written consent. Subject to Paragraph 13 below, Company’s decision not to exercise its Right of First Offer or Right of First Refusal in accordance with this Paragraph 12 will not prevent Company from withholding its consent to assign this Contract to any third-party acquirer including any Immediate Family Member or Fellow Stakeholder. In addition, and also subject to Paragraph 13 below, Company’s decision not to exercise its Right to Purchase in accordance with this Paragraph 12 will not prevent Company from withholding its consent to assign or transfer this Contract to any third-party acquirer and/or newly formed entity, including any acquirer or entity that is managed by or on behalf of any Immediate Family Member or Fellow Stakeholder.

(g)        Company may assign its Right of First Refusal and/or its Right to Purchase. Company will have the right to assign its Right to Purchase, and/or its Right of First Refusal to one or more third-party purchasers of its choosing, and upon such assignment, Company shall be fully released from any acts or omissions of Company’s assignee or successor assignee, including, but not limited to, such assignee’s failure to fulfill its duties or obligations to purchase any assets of Jobber.

13.             Assignment.

(a)        Jobber’s prior written request and Company’s written consent required. Jobber acknowledges and understands that the current ownership and control of Jobber is a material element in Company’s willingness to enter into this Contract. Jobber, therefore, agrees that it will not assign or transfer its interest in this Contract, or any franchise relationship attendant thereto, without a prior written request and without Company’s corresponding written consent; provided, however, that Company will not unreasonably withhold its consent, and provided further, that Company will consent to Jobber’s request to assign or transfer this Contract to an Immediate Family Member or Fellow Stakeholder designated by Jobber if said Immediate Family Member or Fellow Stakeholder meets all of Company’s then current qualifications for new jobbers, including, but not limited to those qualifications related to financial responsibility, creditworthiness, physical and mental fitness, moral character and business experience. Jobber may only assign its interest in this Contract using Company’s then current assignment form.

(b)        Company may withhold consent. In giving its consent to any assignment, whether voluntarily or by operation of law, Company may, at its election, condition its consent upon: (i) the agreement of the proposed assignee or transferee to enter into a trial franchise; (ii) the agreement of Jobber to simultaneously enter into a mutual cancellation of this Contract and related agreements; and (iii) the satisfaction of all indebtedness owed by Jobber to Company. In addition, nothing stated in this Paragraph 13 or elsewhere will limit Company’s right to impose other or additional conditions on its consent or limit Company’s right to withhold its consent for any reason, including, but not limited to, a decision by Company to limit or reduce the number of jobbers in a geographic area.

(c)        Effect of assignment without Company’s consent. Jobber agrees and acknowledges that any attempted or purported assignment or transfer of this Contract without Company’s knowledge and/or Company’s prior written consent may result in the termination of this Contract and the non-renewal of any franchise relationship.

(d)        Company may assign. Company may assign this Contract to a subsidiary, affiliate or successor of Company or to a third party without the consent of Jobber. In the event of such assignment, Company shall be relieved of any further duties or obligations under this Contract with respect to the supply of fuel. Jobber acknowledges and agrees that in the event of such assignment, the price of fuels sold to Jobber shall be set by the assignee and Company shall have no liability for the pricing practices of such assignee.

14.             Indemnity.

Jobber agrees to indemnify, defend and hold Company, including, but not limited to, Company’s parents, subsidiaries, affiliates and all Agents of Company, its parents, subsidiaries and affiliates, harmless from and against all losses, suits, claims, damages (consequential or otherwise), demands, causes of action, liabilities, fines, penalties, costs or expenses (including reasonable attorney’s fees and other costs of defense) of whatever kind and nature, directly or indirectly arising in whole or in part out of: (a) any default or breach by Jobber of any obligation contained in this Contract or any other agreement with Company; (b) the receipt, shipment, delivery, storage, handling, use, sale, dispensing, labeling, invoicing, advertising or promoting of the Products by Jobber or its Jobber Marketers; (c) any act of commission or omission at an Approved Retail Site; (d) the use of any Company property (real or personal) by Jobber or its Jobber Marketers; (e) any allegation of agency or other alleged legal relationship by which Company is being held or might be held responsible for the acts or omissions of Jobber or its Jobber Marketers; (f) the use of Company’s Trade Identities by Jobber or its Jobber Marketers, including the use of said Trade Identities on signage and in the advertising or promoting of Products sold or services rendered by Jobber or its Jobber Marketers; (g) the violation of any federal,

Branded Jobber Contract – The Pantry Inc.

state or local law, rule, regulation, court order or government directive by Jobber, its Jobber Marketers, or any other customers of Jobber or customers of its Jobber Marketers; (h) all taxes incurred and owed by Jobber or its Jobber Marketers of whatever kind and nature; (i) the revocation of any prior approval to use or display, or the loss of any right to use or display, any or all of Company’s Trade Identities; (j) Jobber’s termination of any franchise or non-renewal of any franchise relationship with its Jobber Marketers; (k) the Product being defective or damaged in any way whatsoever if due to any act or omission of Jobber or its Jobber Marketers, including, but not limited to improper blending or other act or omission that reduces the quality of the Product (in which event the indemnity shall include reimbursing Company for the Consumer Guaranty Payment as described in Paragraph 9(d)); (I) or any other act or omission of Jobber, its Jobber Marketers, any other customers of Jobber, or any of Jobber’s -- or a Jobber Marketer’ -- Agents, contractors, invitees, licensees or business associates, except such as may be due to the negligence of Company. Notwithstanding the above, Jobber agrees that the defense obligation included in this Paragraph 14 will be immediate and ongoing, regardless of any ultimate allocation of negligence or other form of liability. This paragraph shall survive the termination of this Contract.

15.             Insurance.

(a)        Types of coverage required. Jobber will purchase and maintain at all times insurance covering all business operations related to this Contract. Specifically, Jobber will obtain and maintain, at its sole cost and expense, insurance coverage through an insurer, and in a form acceptable to Company, as follows: (i) Commercial general liability insurance of not less than $2,000,000 per occurrence, including coverage for premises, operations liability, independent contractors, products-completed operations, personal injury and advertising injury, and contractual liability coverage; (ii) Worker’s compensation, as required by law, and employer’s liability insurance of not less than $1,000,000 for each accident and disease; (iii) Business automobile liability insurance, including coverage on all vehicles owned, hired or used in the performance of this Contract, of not less than $2,000,000 per occurrence. In addition to the foregoing, (A) for all Approved Retail Sites where alcoholic beverages are sold, the Jobber or Jobber Marketer will obtain and maintain liquor liability insurance of not less than $2,000,000 per occurrence, and (B) for all Approved Retail Sites where no alcoholic beverages are sold, Jobber will deliver to Company a Liquor Liability Waiver Form on Company’s standard form, signed by Jobber or its Jobber Marketers, whichever is applicable. Jobber may comply with the stated coverage amounts using alternative methods, excluding self-insurance, but including the use of umbrella coverage; provided such excess liability coverage must state what coverage it may be applied if not otherwise specified on the form.

(b)        Requirements for each type of coverage. All insurance policies required under this Contract will: (i) name the Company, its parents, subsidiaries, and affiliated companies as an additional insured, except Worker’s compensation insurance; (ii) include an endorsement containing an express waiver of any right of subrogation or other recovery, by Jobber or any insurance company, against Company; (iii) include an endorsement stipulating that Jobber’s insurance policies are primary to, not contributory with and not excess to any other policies or self-insurance, except business automobile liability insurance; (iv) provide that no policy will be materially changed, amended or canceled except after 30 days’ written notice to Company; and (v) provide that Jobber will be solely responsible for the payment of any premium or assessment, with no recourse against Company.

(c)        Proof of coverage required. Each time Jobber renews the insurance coverage required under this Contract, but no less than annually, and at any time requested by Company, Jobber will provide such proof of coverage as Company determines is necessary for verification purposes including, but not limited to certificates of insurance or copies of the policies themselves. If Jobber fails to provide acceptable proof of insurance, as determined by Company, then Company may, at its option and in addition to all other remedies available to it under this Contract or at law, after 10 days notice to Jobber, obtain coverage to protect Company’s interests only and charge the cost of such coverage to Jobber.

(d)        Environmental coverage. If required by any applicable law, Jobber must obtain environmental impairment coverage in the amount and of the type required by such law.

(e)        Indemnity not limited by insurance. The existence or non-existence of any insurance as required by this Contract will not limit the Jobber’s indemnity or other obligations under this Contract.

16.             Termination and Non-Renewal.

(a)        Company’s breach. Jobber may terminate this Contract if Company fails to comply with any material provision of this Contract, upon 90 days prior written notice of such a failure; provided, however, that Jobber will provide Company with a reasonable opportunity to exert good faith efforts to carry out such provision.

(b)        Jobber’s breach/PMPA. Company may terminate this Contract and non-renew any franchise relationship in accordance with Title I of the Petroleum Marketing Practices Act, 15 U.S.C. 2801 et seq., as amended (“PMPA”), and/or other applicable federal, state and/or local laws of the same nature and effect. Company expressly reserves all of its rights under the PMPA and Jobber acknowledges and agrees that no omission by Company of any specific reference to any specific PMPA right will constitute a waiver of that right. In addition, Jobber agrees and acknowledges that Company’s rights and remedies under the PMPA will be without prejudice to all other rights and remedies available to Company at law or in equity.

(c)        Procedures for termination and non-renewal by Company. If Jobber fails to comply with any of the terms and conditions of this Contract and/or related agreements, including all attachments, schedules, appendices, and amendments attached to and incorporated in those agreements, or if any other ground for termination and/or non-renewal arises, Company may, at its election, terminate this Contract and/or non-renew any franchise relationship upon 90 days written notice (or upon less than 90 days notice as may be reasonable under a particular circumstance). In the case of a market withdrawal, as defined in the PMPA, Company may terminate this Contract and/or non-renew any franchise relationship upon 180 days written notice.

Branded Jobber Contract – The Pantry Inc.

(d)        Physical or mental incapacity and death. For purposes of emphasis and elaboration, but without limitation, it is acknowledged and agreed by and between Company and Jobber that the following will constitute grounds for termination of this Contract and non-renewal of any franchise relationship: death or continuous, severe physical or mental disability of at least 3 months duration of: (i) the owner of the business, if Jobber is a sole proprietorship; or (ii) one of the partners, if Jobber is a partnership; or (iii) one of the members, if Jobber is an LLC; or (iv) the beneficial owner(s) of a majority of Jobber’s voting stock, if Jobber is a corporation, unless the death or other incapacity of said beneficial owner(s) results in the contemporaneous transfer of a majority of said voting stock to an Immediate Family Member or Members, or to a Fellow Stakeholder or Stakeholders who has reached the applicable age of majority in the State in which the individual resides with at least 1 year of active management experience in the Jobber’s business.

(e)        Early termination. Jobber may terminate this Contract prior to the Term by paying Company an early termination sum (“Early Termination Sum”) that is calculated by adding the following 3 elements: (i) all financial obligations under Jobber’s accounts, aggregated and accrued up to and including the termination date; (ii) the aggregated and unamortized portion of any and all loans and advances made, and incentive and re-image funds provided to, Jobber; and (iii) an amount established by Company (“Annual Purchase Commitment Calculation”), in its sole discretion, determined by multiplying (A) the greater of (I) the Monthly Future Volume Requirement (as defined below), or (II) the Monthly Historic Volume (as defined below), by (B) the number of months remaining in the Term, by (C) 2 cents per gallon. “Monthly Future Volume Requirement” is calculated by adding the Total Annual Volume Requirement required of Jobber under this Contract from the date of termination through and including the end of the Term (prorated for any partial year) and dividing such sum by the number of months remaining in the Term. “Monthly Historic Volume” is calculated by adding the actual volume purchased by Jobber for the twelve (12) month period prior to the termination date and dividing by twelve (provided, however, that if there are less than twelve (12) months from the commencement of the Term through the termination date, then the actual volume purchased by Jobber during the Term divided by such number of months). Jobber agrees that Company’s losses arising out of Jobber’s early termination of the Contract would not be readily ascertainable and that the Early Termination Sum, as developed above, would represent a reasonable approximation of Company’s losses in the event of such early termination. Jobber also agrees that Company’s rights and remedies under the various provisions of this Paragraph 16 will be without prejudice to all other rights and remedies available to Company in this Contract or at law or in equity, including, but not limited to the right to actual, consequential damages caused by and/or related to Jobber’s breach of this Contract or any provision therein.

(f)        Company’s equitable remedies. Jobber agrees that money damages may not be a sufficient remedy for its breach of this Contract and that, therefore, in addition to all remedies available at law, Company will be entitled to specific performance, injunctive relief, declaratory judgment and/or other equitable remedies, as appropriate. Jobber agrees to waive any requirement for the posting of any bond in connection with Company’s effort to seek an equitable remedy.

(g)        Claims and disputes. Except as to claims relating to indebtedness, Company’s equipment, protection of Company’s Trade Identities, indemnification or as otherwise specified in this agreement, the parties will not be liable to each other for any other claim arising out of this agreement unless the claimant provides the other party with written notice of the claim (setting forth fully the facts on which the claims is based) within 180 days after the date on which the claim arose; and neither party may institute court proceedings against the other more than one year after the claim arose.

17.             Purchases.

(a)        Company’s right to limit purchase quantities. Unless otherwise specified in the attachments, schedules, appendices or amendments to this Contract, purchases of each Product hereunder will be in equal and ratable quantities, subject to weekly or daily pro rating or any seasonal adjustments. Company will not be obligated to have available for purchase by Jobber in any given month more than an amount equal to 1/12 of the respective 12-month quantity for each such Product. Should Jobber at any time or for any month order in quantities less than its pro rated monthly amount, Company will not be obligated to have the deficiency available for purchase at any time. Should Jobber at any time or for any month require more than said pro rated amount, Company will have the right, at its option, to supply such excess requirement, but if Company supplies same it will not be obligated to do so again in the future.

(b)        Changes In and at Jobber’s Designated Terminals. Company will have the right, at any time, to change Jobber’s Designated Terminals and/or to limit the quantity of Products that Company will make available to Jobber at any of said terminals by pro rating the annual quantities on a monthly, weekly or daily basis. Company will also have the right to determine and designate the percentage of Jobber’s quantities that Company will make available to Jobber at Jobber’s Designated Terminals.

(c)        Returned vapors. Any petroleum product vapors that are redelivered to Company’s terminals or other delivery points from Jobber’s transport equipment in connection with the operation of any vapor recovery equipment or system, will become the property of Company without any accounting therefore by Company to Jobber.

18.            Determination of Quantities. The quantities of Products sold hereunder will be determined on the basis of the temperature thereof at 60°F in accordance with “Table No. 6B of API Standard 2540, Manual of Petroleum Measurement Standards, Chapter 11.1 — Temperature and Pressure Volume Correction Factors for Generalized Crude Oils, Refined Products, and Lubricating Oils — March 2003” (or any API/ASTM reissue or replacement thereof in effect at the time of measurement), or at Company’s option, on the basis of gross volume, as established by Company for Jobber’s class of trade in the applicable geographic area, or as otherwise required by law.

19.             Clean Air Act Compliance. Jobber will cooperate fully in all Clean Air Act compliance or survey programs by allowing an independent surveyor and/or the US Environmental Protection Agency (“EPA”) to collect samples of fuel and by providing to the

Branded Jobber Contract – The Pantry Inc.

independent surveyor and/or EPA copies of product transfer documents and other records or information regarding the source of any gasoline received, the destination of any gasoline distributed, the oxygenate blending instructions for the reformulated blend stock for oxygenate blending (RBOB), and the rate (volume%) that oxygenate was blended into the gasoline.

20.             Rejection of Products and Notice of Breach.

(a)        Rejection must occur within 48 hours of receipt. Jobber will have 48 hours after its receipt of the Products sold under the Contract to inspect and either accepts or reject said Products.

(b)        Required procedures if Products rejected. If Jobber intends to reject, it must do so in writing within the 48 hour inspection period and Company must receive said notice within 5 business days of Jobber’s receipt of the Products in question If Jobber fails to timely reject or fails to specify a claimed shortage, defect or nonconformity, said failure will constitute an irrevocable acceptance of the Products in question and/or a waiver of the alleged shortage, defect or nonconformity.

(c)        Required procedures if breach discovered after acceptance. In the event that the Products are accepted pursuant to the terms of this Paragraph 20, Jobber agrees to notify Company in writing of any subsequently discovered breach of warranty which could not have reasonably been discovered by careful inspection at the time of Jobber’s purchase. Such notice will be given within 7 days after discovery of the breach and must specify the facts constituting the alleged breach. Failure to give such notice will be deemed conclusive evidence that Jobber has no valid claim for breach of warranty.

21.             Express Warranties, Disclaimers and Damage Limits.

(a)        Company warranties. Company warrants that the Products sold to Jobber under this Contract will meet Company’s then current specifications for the respective Product and that said Product will be in merchantable condition.

(b)        NO OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, ARE MADE.

(c)        Right to damages limited. Under no circumstances will Company be liable for incidental, special, punitive or consequential damages whether under warranty, tort, contract, strict liability or otherwise.

22.             Force Majeure and Allocation.

(a)        Force majeure. (1) Company will be excused from delay or nonperformance in the event of a refinery turnaround, whether partial or complete, or if it is otherwise unable to meet the demand for its Products at Company’s normal and usual distribution points for supplying Jobber (regardless of whether or not Company may have diverted certain supplies from such distribution points in order to alleviate shortages at other distribution points), or in the event of failure or delay due to exhaustion, reduction or unavailability of Product, or an element, item or component necessary in the manufacture, production, or delivery of such Product. (2) Either party will be excused from delay or nonperformance in the event of any condition whatsoever beyond said party’s reasonable control or reasonable foreseeability, and which is in no way the fault, in whole or in part, of the party seeking to be excused, that actually or proximately causes performance to be impossible, including without limitation: unavailability, failure, or delay of transportation; “Acts of God”; labor difficulties; explosions; storms; breakdown of machinery or equipment; fire; riots; war conditions in this or any other country; and compliance with any law or governmental order, regulation, recommendation, request or allocation program (whether voluntary or involuntary) precluding, directly or indirectly, said party’s ability to perform hereunder provided that the party seeking to be excused has taken every action reasonably within its powers to perform its duties under this Contract. Notwithstanding anything in Paragraph 22(a)(2) seemingly to the contrary, performance by either party cannot be avoided or excused merely because performance has become more economically burdensome or more costly than the party anticipated, or has become less profitable or unprofitable because of events or conditions outside the party’s reasonable control, such as a change in market forces or reduction in demand for the Products. In the event that an event or condition described in this Paragraph 22(a)(2) is temporary, performance will be excused only for the period during which such event or condition makes performance impossible.

(b)        Allocation. In the event of any of the contingencies or conditions referred to in Paragraph 22(a) above, Company will have the right to curtail purchases or allocate its supply of Product for sale among its customers in any manner that it deems to be fair and reasonable under the circumstances, and will not be obligated to obtain or purchase other supplies of Product or in any way make up for any Product not available for purchase. Jobber will not hold Company responsible in any manner for any losses or damages which Jobber may claim as a result of any such curtailment or allocation by Company.

23.             Discontinuance of Products or services. Company may at any time and for any reason: (a) discontinue the production or sale of any Product covered hereby; (b) change the specifications or grade of any such Product; (c) replace any such Product with another Product; (d) change or withdraw the Trade Identities applicable to any such Product; (e) change or withdraw services, equipment or facilities offered in connection with any such Product, including, but not limited to, Payment Methods services or privileges; and/or (f) withdraw from marketing any such Product in the trade area encompassing any Approved Retail Site and/or in which any of Jobber’s Designated Terminals are located. Company will not be liable to Jobber by reason of any such discontinuance, replacement, change or withdrawal.

24.             Compliance with Laws.

(a)        Compliance with laws generally. Jobber will comply, and require its Jobber Marketers and other customers to comply, with any and all applicable laws and regulations of any and all governmental authorities regarding (i) the receipt, shipment,

Branded Jobber Contract – The Pantry Inc.

delivery, storage, handling, use, sale, dispensing, measuring, calibrating, labeling, invoicing, advertising and/or promoting of the Products purchased under this Contract; and (ii) payment card compliance.

(b)        Compliance with environmental laws. Without limiting the foregoing, Jobber will comply, and require its Jobber Marketers and other customers to comply, with any and all applicable laws and regulations promulgated by any and all governmental occupational, health and safety agencies and/or environmental protection agencies, including but not limited to: (I) the following federal Clean Air Act regulations and any corresponding state counterparts, as amended from time to time: (A) 40 CFR. Part 80, Subpart D, regarding reformulated gasoline; (B) 40 CFR. Part 80, Subpart C, regarding oxygenated gasoline; (C) 40 CFR. Part 80, Subpart B (specifically 40 C.F.R. sections 80.27 and 80.28), regarding gasoline volatility; (D) 40 CFR. Part 80, Subpart B (specifically 40 C.F.R. sections 80.29 and 80.30), regarding diesel fuel; and (E) 40 C.F.R. Part 80, Subpart G regarding detergent-additize gasoline; (ii) the Resource Conservation and Recovery Act, as amended, 42 USC Section 6901 et seq.; (iii) the Clean Water Act, as amended, 33 USC Section 1251 et seq. ; and (iv) the Safe Drinking Water Act, as amended, 42 USC Section 300f et seq.

(c)        Compliance with laws regarding youth access to tobacco. Jobber will comply, and require its Jobber Marketers to comply, with all laws regarding youth access to tobacco. Violation(s) of such laws can constitute grounds for termination or non renewal of this Agreement.

(d)        Company’s right to monitor compliance. As part of Company’s compliance programs, Jobber acknowledges and agrees that Company will have the right to enter upon any premises, including any Approved Retail Site, in or upon which any records necessary to demonstrate Jobber’s compliance with the obligations referred to in Paragraphs 19, 24(a), 24(b) and 24(c) above are kept. Jobber also grants to Company the right to obtain and/or copy any records, inspect any equipment and sample any Products covered by this Contract.

 (e)          Anti-Money Laundering and Bribery. Company expressly prohibits payment of bribes and also payment of any so-called “facilitation” or “grease” payments in connection with Company’s business operations by any party engaged to provide goods or services to Company. Therefore, Jobber represents and warrants that it has complied and shall comply with all anti-corruption laws applicable to either party and that it will comply with the principles of Company’s Code of Conduct in connection with this Contract. Jobber represents and warrants that it has not made, offered promised or authorized and will not make, offer, promise or authorize any improper or illegal payment, gift or other advantage, whether directly or through any other person or entity, to any third party, including any “government official” (i.e., any person holding a legislative, administrative, or judicial office, including any person employed by or acting on behalf of a public agency, a government-controlled enterprise, or a public international organization) or any political party or political party official or candidate for office, for purposes of influencing official actions or decisions or securing any improper advantage in order to obtain or retain business or where it would otherwise be improper for such advantage to be accepted. Except as otherwise disclosed in writing to Company, as of the date of execution of this Contract and during the term of this Contract, no “government official” is or will become associated with, or will own or presently owns any interest in Jobber. At the request of Company, Jobber shall allow Company to review or audit Jobber’s books, records and files relating to this Contract and Jobber will provide information and answer any reasonable questions that Company may have relating to Jobber’s performance of this Contract in order to assess compliance with this Paragraph 24(e). Company shall have the right to terminate this Contract and/or suspend performance hereunder with immediate effect if Company reasonably believes in good faith that any of the agreements. undertakings, representations or requirements set forth in this Paragraph 24(e) have not been complied with or fulfilled by Jobber.

25.            Taxes. Jobber will pay, or will reimburse Company for Company’s payment of, any tax, inspection or environmental fee, duty, tariff or other like charge (including penalty and interest, if any) imposed, levied, or assessed by federal, state, local, Native American, or foreign authority upon the Products or transactions covered by this Contract, or upon the import, manufacture, storage, sale, use, transportation, delivery, or export of the Products covered by this Contract, or upon the privilege of doing any of these activities, whether imposed on or measured by the volume, price, or proceeds of sale of the Products covered by this Contract.

26.            Confidentiality. Jobber acknowledges and agrees that the guidelines, manuals, methods, policies, procedures, programs, software, specifications, standards (both operational and visual), strategies and all related information provided by, or on behalf of, Company are proprietary and confidential (individually and collectively “Confidential information”). Accordingly, Jobber will not disclose any Confidential Information to third parties or use it for any purpose not authorized by Company, unless otherwise required by law. In addition, Jobber may only disclose Confidential Information to its employees and its Jobber Marketers on a ‘need to know’ basis and only then if Jobber, its employees and its Jobber Marketers undertake to keep said disclosures confidential.

27.            Notices. All notices given under this Contract will be deemed properly served if delivered in writing personally or sent by certified mail (return receipt requested) to Company or Jobber at the addresses indicated in the introduction to this Contract. The date of notice will be the date deposited in the U.S marl or, if delivered personally, the date of delivery. Any change of address of a party will be communicated to the other party by written notice in accordance with the terms of this Paragraph 27.

28.            Entire Agreement. This Contract cancels and supersedes all prior written and unwritten agreements, attachments, schedules, appendices, amendments and understandings between the parties pertaining to the matters covered in this Contract except any indebtedness owed to Company, and contains the entire agreement between the parties. No representations or statements, other than those expressly set forth in this Contract were relied upon by the parties in entering into this Contract. No amendment, modification or waiver of addition to, or deletion from the terms of this Contract will be effective unless reduced to writing and signed by Jobber and a properly authorized Company representative with actual authority to bind the Company.

Branded Jobber Contract – The Pantry Inc.

BY SIGNATURE BELOW, JOBBER AFFIRMS AND REPRESENTS THAT NO PROMISE OTHER THAN NONE [IF BLANK, “NONE”] WERE MADE IN ORDER TO INDUCE JOBBER TO EXECUTE THIS CONTRACT.

                                                                                                 /s/ Dennis G. Hatchell

(Jobber’s signature)

29.            Severability. In the event one or more paragraphs of this Contract, or portions of any paragraph, are declared or adjudged invalid or void by a court of competent jurisdiction, or in the event there is a change in any law that would invalidate any clause in this Contract, the remaining paragraphs of this Contract, or remaining portions of any paragraph, will remain in full force and affect. Company may, in the alternative and at its sole discretion, cancel this Contract with due notice to Jobber.

30.            No Waiver. No course of dealing and no failure to act on any incident of breach under this Contract will be construed against Company as a waiver of its right to act in the future. The waiver of any breach of any term or condition n this Contract will not be construed as a waiver of any subsequent breach of the same or any other term or condition. Any failure by Company to enforce its rights or to seek remedies for any breach of this Contract will not prejudice its rights or available remedies to any subsequent breach by Jobber.

31.            Paragraph Titles. The titles and subtitles of paragraphs in this Contract are for reference and identification purposes only. They are not intended to modify, restrict or expand upon the content of the paragraphs themselves.

32.            Capitalized Terms/Definitions. Capitalized terms in the Contract will be defined and have the meanings as set forth herein.

33.            Execution. This Contract will not be binding upon Company unless and until it is signed by Jobber and a Company representative with actual authority to bind the Company and a fully executed copy is returned to Jobber.

34.            Date of Contract. The date of this Contract is the date of the last party to sign, as indicated in the signature block.

In Witness Whereof, the parties hereto have executed this Contract on the date stated

Jobber: The Pantry, Inc.	BP Products North America, Inc.
Signature: /s/ Dennis G. Hatchell	Signature: /s/ Susan Hayden
Print Name: Dennis G. Hatchell	Print Name: Susan Hayden
Title: PRES & CEO	Title: VP SALES, EOR FVC
Date: 12/27/12	Date: 12/31/12

Branded Jobber Contract – The Pantry Inc.

The Pantry, Inc

305 Gregson Drive, Cary, NC 27511

SITE VOLUME SIDE LETTER

This Site Volume Side Letter to the Branded Jobber Contract dated simultaneously herewith (“Contract”), is by and between BP Product North America Inc. (“Company”) and Jobber pertaining to the Per Site Minimum Annual Volume requirement.

Paragraph 2(g) — Per Site - Minimum Annual Volume Requirement

BP agrees that Paragraph 2(g) of the Contract will not become effective until the later to occur of (a) [***], or (b) [***].

Notwithstanding the above, all other terms and conditions in the Contract will remain unchanged.

Jobber’s continued purchase of the Products covered by the Contract will serve as its agreement to abide by all of the terms and conditions therein, including the terms and conditions in this Side Letter.

The date of this Side Letter is the date of the last party to sign, as indicated in the signature block below.

Jobber: The Pantry, Inc.	BP Products North America, Inc.
Signature: /s/ Dennis G. Hatchell	Signature: /s/ Susan Hayden
Print Name: Dennis G. Hatchell	Print Name: Susan Hayden
Title: PRES & CEO	Title: VP SALES, EOR FVC
Date: 12/27/12	Date: 12/31/12

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Site Volume Side Letter – The Pantry Inc.

SECRETARY’S CERTIFICATE

The undersigned, the duly elected Secretary of The Pantry, Inc., a Delaware corporation (the “Company”), hereby certifies that (i) the following resolutions were duly adopted by the Board of Directors of the Company on December 19, 2012 and (ii) the authorization to sign documents provided for in such resolutions is in strict accordance with the Company’s by-laws:

RESOLVED, that the Branded Jobber Contract between the Company and BP Products North America, Inc. effective as of January 1, 2013, as well as the other agreements and documents contemplated thereby, are hereby approved and that each of the President and Secretary of the Company individually be, and each hereby is, empowered to execute the Branded Jobber Contract and the other agreements and documents contemplated thereby.

RESOLVED, that the names and signatures of the individuals of the officers authorized in the foregoing resolution to execute the Branded Jobber Contract and the other agreements and documents contemplated thereby are as follows:

NAME:	TITLE:	SIGNATURE:
Dennis Hatchell	President and Chief Executive Officer	/s/ Dennis G. Hatchell
Thomas D. Carney	SVP, General Counsel and Secretary	/s/ Thomas D. Carney

Executed this 26th day of December, 2012.

By:      /s/ Thomas D. Carney

                                                             Thomas D. Carney

Secretary, The Pantry, Inc.

Jobber SAP Number:	90032322

Attachment A -

Approved Retail Sites and Jobber’s

Designated Terminals

BJC-A (4-2012)

[See Attached]

Attachment A – Approved Retail Sites and Jobber’s Designated Terminals – The Pantry Inc

Jobber SAP Number:	90032322

 Attachment A-1

Minimum Annual Volume

Requirement Schedule

BJC-A (4-2012)

Minimum Annual Volume Requirement Schedule

Years	Dates (MM/DD/YY to MM/DD/YY)	Minimum Annual Volume Requirement (gallons)
1	01-01-13 to 12-31-13	[***]
2	01-01-14 to 12-31-14	[***]
3	01-01-15 to 12-31-15	[***]
4	01-01-16 to 12-31-16	[***]
5	01-01-17 to 12-31-17	[***]
6	01-01-18 to 12-31-18	[***]
7	01-01-19 to 12-31-19	[***]
8	--to--	-0
9	--to--	-0
10	--to--	-0

Jobber: The Pantry, Inc.	BP Products North America, Inc.
Signature: /s/ Dennis G. Hatchell	Signature: /s/ Susan Hayden
Print Name: Dennis G. Hatchell	Print Name: Susan Hayden
Title: PRES & CEO	Title: VP SALES, EOR FVC
Date: 12/27/12	Date: 12/31/12

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Attachment A-1 – Minimum Annual Volume Requirement Schedule – The Pantry Inc

Revised Summary of Title I of the Petroleum Marketing Practices Act

AGENCY: Department of Energy

ACTION: Notice

SUMMARY: This notice contains a summary of Title I of the Petroleum Marketing Practices Act, as amended (the Act). The Petroleum Marketing Practices Act was originally enacted on June 19, 1978, and was amended by the Petroleum Marketing Practices Act Amendments of 1994, enacted on October 19, 1994. On August 30, 1978, the Department of Energy published in the Federal Register a summary of the provisions of Title I of the 1978 law, as required by the Act. The Department is publishing this revised summary to reflect key changes made by the 1994 amendments.

The Act is intended to protect franchised distributors and retailers of gasoline and diesel motor fuel against arbitrary or discriminatory termination or nonrenewal of franchises. This summary describes the reasons for which a franchise may be terminated or not renewed under the law, the responsibilities of franchisors, and the remedies and relief available to franchisees. The Act requires franchisors to give franchisees copies of the summary contained in this notice whenever notification of termination or non renewal of a franchise is given.

SUPPLEMENTARY INFORMATION:

Title I of the Petroleum Marketing Practices Act, as amended, 15 U.S.C. §§2801-2806, provides for the protection of franchised distributors and retailers of motor fuel by establishing minimum Federal standards governing the termination of franchises and the nonrenewal of franchise relationships by the franchisor or distributor of such fuel.

Section 104(d)(1) of the Act required the Secretary of Energy to publish in the Federal Register a simple and concise summary of the provisions of Title I, including a statement of the respective responsibilities of, and the remedies and relief available to, franchisors and franchisees under the title. The Department published this summary in the Federal Register on August 30, 1978.43 F.R. 38743 (1978).

In 1994 the Congress enacted the Petroleum Marketing Practices Act Amendments to affirm and clarify certain key provisions of the 1978 statute. Among the key issues addressed in the 1994 amendments are: (1) termination or nonrenewal of franchised dealers by their franchisors for purposes of conversion to “company” operation; (2) application of state law; (3) the rights and obligations of franchisors and franchisees in third-party lease situations; and (4) waiver of rights limitations. See H.R. REP. NO. 737, 103rd Cong., 2nd Sess. 2 (1994), reprinted in 1994

Attachment A-1 – Minimum Annual Volume Requirement Schedule – The Pantry Inc

U.S.C.C.A.N. 2780. Congress intended to: (1) make explicit that upon renewal a franchisor may not insist on changes to a franchise agreement where the purpose of such changes is to prevent renewal in order to convert a franchisee-operated service station into a company-operated service station; (2) make clear that where the franchisor has an option to continue the lease or to purchase the premises but does not wish to do so, the franchisor must offer to assign the option to the franchisee; (3) make clear that no franchisor may require, as a condition of entering or renewing a franchise agreement, that a franchisee waive any rights under the Petroleum Marketing Practices Act, any other Federal law, or any state law; and (4) reconfirm the limited scope of Federal preemption under the Act. Id.

The summary which follows reflects key changes to the statute resulting from the 1994 amendments. The Act requires franchisors to give copies of this summary statement to their franchisees when entering into an agreement to terminate the franchise or not to renew the franchise relationship, and when giving notification of termination or nonrenewal. This summary does not purport to interpret the Act, as amended, or to create new legal rights.

In addition to the summary of the provisions of Title I, a more detailed description of the definitions contained in the Act and of the legal remedies available to franchisees is also included in this notice, following the summary statement.

Summary of Legal Rights of Motor Fuel Franchisees

This is a summary of the franchise protection provisions of the Federal Petroleum Marketing Practices Act, as amended in 1994 (the Act), 15 U.S.C. §§2801-2806. This summary must be given to you, as a person holding a franchise for the sale, consignment or distribution of gasoline or diesel motor fuel, in connection with any termination, or nonrenewal of your franchise by your franchising company (referred to in this summary as your supplier).

You should read this summary carefully, and refer to the Act if necessary, to determine whether a proposed termination or nonrenewal of your franchise is lawful, and what legal remedies are available to you if you think the proposed termination or failure to renew is not lawful. In addition, if you think your supplier has failed to comply with the Act, you may wish to consult an attorney in order to enforce your legal rights.

The franchise protection provisions of the Act apply to a variety of franchise agreements. The term

Attachment A-1 – Minimum Annual Volume Requirement Schedule – The Pantry Inc

“franchise” is broadly defined as a license to use a motor fuel trademark, which is owned or controlled by a refiner and it includes secondary agreements such as leases of real property and motor fuel supply agreements which have existed continuously since May 15, 1973, regardless of a subsequent withdrawal of a trademark. Thus, if you have lost the use of a trademark previously granted by your supplier but have continued to receive motor fuel supplies through a continuation of a supply agreement with your supplier, you are protected under the Act.

Any issue arising under your franchise which is not governed by this Act will be governed by the law of the State in which the principal place of business of your franchise located.

Although a State may specify the terms, and conditions under which your franchise may be transferred upon the death of the franchisee, it may not require a payment to you (the franchisee) for the goodwill of a franchise upon termination or nonrenewal.

The Act is intended to protect you, whether you are a distributor or a retailer, from arbitrary or discriminatory termination or nonrenewal of your franchise agreement. To accomplish this, the Act first lists the reasons for which termination or nonrenewal is permitted. Any notice of termination or nonrenewal must state the precise reason, as listed in the Act, for which the particular termination or nonrenewal is being made. These reasons are described below under the headings “Reasons for Termination” and “Reasons for Nonrenewal.”

The Act also requires your supplier to give you a written notice of termination or intention not to renew the franchise within certain time periods. These requirements are summarized below under the heading “Notice Requirements for Termination or Nonrenewal.”

The Act also provides certain special requirements with regard to trial and interim franchise agreements, which are described below under the heading “Trial and Interim Franchises.”

The Act gives you certain legal rights if your supplier terminates or does not renew your franchise in a way that is not permitted by the Act. These legal rights are described below under the heading “Your Legal Rights.”

The Act contains provisions pertaining to waiver of franchisee rights and applicable State law. These provisions are described under the heading “Waiver of Rights and Applicable State Law.”

This summary is intended as a simple and concise description of the general nature of your

Attachment A-1 – Minimum Annual Volume Requirement Schedule – The Pantry Inc

rights under the Act. For a more detailed description of these rights, you should read the text of the Petroleum Marketing Practices Act, as amended in 1994 (15 U.S.C. §§2801-2806). This summary does not purport to interpret the Act, as amended, or to create new legal rights.

I. Reasons for Termination

If your franchise was entered into on or after June 19, 1978, the Act bars termination of your franchise for any reasons other than those reasons discussed below. If your franchise was entered into before June 19, 1978, there Is no statutory restriction on the reasons for which it may be terminated. If a franchise entered into before June 19, 1978, is terminated, however, the Act requires the supplier to reinstate the franchise relationship unless one of the reasons listed under this heading or one the additional reasons for nonrenewal described below under the heading “Reasons for Nonrenewal” exists.

A.Non-Compliance with Franchise Agreement

Your supplier may terminate your franchise if you do not comply with a reasonable and important requirement of the franchise relationship. However, termination may not be based on a failure to comply with a provision of the franchise that is illegal or unenforceable under applicable Federal, State, or local law. In order to terminate for non-compliance with the franchise agreement, your supplier must have learned of this non-compliance recently. The Act limits the time period within which your supplier must have learned of your non-compliance to various periods, the longest of which is 120 days, before you receive notification of the termination.

B.Lack of Good Faith Efforts

Your supplier may terminate your franchise if you have not made good faith efforts to carry out the requirements of the franchise, provided you are first notified in writing that you are not meeting a requirement of the franchise and you are given an opportunity to make a good faith effort to carry out the requirement. This reason can be used by your supplier only if you fail to make good faith efforts to carry out the requirements of the franchise within the period which began not more than 180 days before you receive the notice of termination.

C.Mutual Agreement to Terminate the Franchise

A franchise can be terminated by an agreement in writing between you and your supplier if the agreement is entered into not more than 180 days before the effective date of the termination and you receive a copy of that agreement, together with this summary statement of your rights under the Act. You may cancel the agreement to terminate within 7 days after you receive a copy of the agreement, by mailing (by certified mail) a written statement to this effect to your supplier.

Attachment A-1 – Minimum Annual Volume Requirement Schedule – The Pantry Inc

D.Withdrawal From the Market Area

Under certain conditions, the Act permits your supplier to terminate your franchise if your supplier is withdrawing from marketing activities in the entire geographic area in which you operate. You should read the Act for a more detailed description of the conditions under which market withdrawal terminations are permitted. See 15 U.S.C. § 2802(b)(E).

E.Other Events Permitting a Termination

If your supplier learns within the time period specified in the Act (which in no case is more than 120 days prior to the termination notice) that one of the following events has occurred, your supplier may terminate you franchise agreement:

(1)            Fraud or criminal misconduct by you that relates to the operation of your marketing premises.

(2)            You declare bankruptcy or a court determines that you are insolvent.

(3)            You have a severe physical or mental disability lasting at least 3 months which makes you unable to provide for the continued proper operation of the marketing premises.

(4)            Expiration of your supplier’s underlying lease to the leased marketing premises, if: (a) your supplier gave you written notice before the beginning of the term of the franchise of the duration of the underlying lease and that the underlying lease might expire and not be renewed during the term of the franchise; (b) your franchisor offered to assign to you, during the 90-day period after notification of termination or nonrenewal was given, any option which the franchisor held to extend the underlying lease or to purchase the marketing premises (such an assignment may be conditioned on the franchisor receiving from both the landowner and the franchisee an unconditional release from liability for specified events occurring after the assignment); and (c) in a situation in which the franchisee acquires possession of the leased marketing premises effective immediately after the loss of the right of the franchisor to grant possession, the franchisor, upon written request of the franchisee, made a bona fide offer to sell or assign to the franchisee the franchiser’s interest in any improvements or equipment located on the premises, or offered by the franchisee a right of first refusal of any offer from another person to purchase the franchisor’s interest in the improvements and equipment.

(5)            Condemnation or other taking by the government, in whole or in part, of the marketing premises pursuant to the power of eminent domain. If the termination is based on a condemnation or other taking, your supplier must give you a fair share of any compensation which he receives for any loss of business opportunity or good will.

(6)            Loss of your supplier’s right to grant the use of the trademark that is the subject of the franchise, unless the loss was because of bad faith actions by your supplier relating to trademark abuse, violation of Federal or State law, or other fault or negligence.

Attachment A-1 – Minimum Annual Volume Requirement Schedule – The Pantry Inc

(7)            Destruction (other than by your supplier) of all or a substantial part of your marketing premises. If the termination is based on the destruction of the marketing premises and if the premises are rebuilt or replaced by your supplier and operated under a franchise, your supplier must give you a right of first refusal to this new franchise.

(8)            Your failure to make payments to your supplier of any sums to which your supplier is legally entitled.

(9)            Your failure to operate the marketing premises for 7 consecutive days, or any shorter period of time which, taking into account facts and circumstances, amounts to an unreasonable period of time not to operate.

(10)            Your intentional adulteration, mislabeling or misbranding of motor fuels or other trademark violations.

(11)            Your failure to comply with Federal, State, or local laws or regulations of which you have knowledge and that relate to the operation of the marketing premises.

(12)            Your conviction of any felony involving moral turpitude.

(13)            Any event that affects the franchise relationship and as a result of which termination is reasonable.

II. Reasons for Nonrenewal

If your supplier gives notice that he does not intend to renew any franchise agreement, the Act requires that the reason for nonrenewal must be either one of the reasons for termination listed immediately above, or one of the reasons for nonrenewal listed below.

A.Failure to Agree on Changes or Additions To Franchise.

If you and your supplier fail to agree to changes in the franchise that your supplier in good faith has determined are required, and your supplier’s insistence on the changes is not for the purpose of converting the leased premises to a company operation or otherwise preventing the renewal of the franchise relationship, your supplier may decline to renew the franchise.

B.Customer Complaints

If you supplier has received numerous customer complaints relating to the condition of your marketing premises or to the conduct of any of your employees, and you have failed to take prompt corrective action after having been notified of these complaints, your supplier may decline to renew the franchise.

C.Unsafe or Unhealthful Operations

If you have failed repeatedly to operate your marketing premises in a clean, safe and healthful manner after repeated notices from your supplier, your supplier may decline to renew the franchise.

Attachment A-1 – Minimum Annual Volume Requirement Schedule – The Pantry Inc

D.Operation of Franchise is Uneconomical

Under certain conditions specified in the Act, your supplier may decline to renew your franchise if he has determined that renewal of the franchise Is likely to be uneconomical. Your supplier may also decline to renew your franchise if he has decided to convert your marketing premises to a use other than for the sale of motor fuel, to sell the premises, or to materially alter, add to, or replace the premises.

III.Notice Requirements for Termination or Nonrenewal

The following is a description of the requirements for the notice which your supplier must give you before he may terminate your franchise or decline to renew your franchise relationship. These notice requirements apply to all franchise terminations, including franchises entered into before June 19, 1978 and trial and interim franchises, as well as to all nonrenewals of franchise relationships.

A. How Much Notice Is Required

In most cases, your supplier must give you notice of termination or nonrenewal at least 90 days before the termination or nonrenewal takes effect.

In circumstances where it wound not be reasonable for your supplier to give you 90 days notice, he must give you notice as soon as he can do so. In addition, if the franchise involves leased marketing premises, your supplier may not establish a new franchise relationship involving the same premises until 30 days after notice was given to you or the date the termination or nonrenewal takes effect, whichever is later. If the franchise agreement permits, your supplier my repossess the premises and, in reasonable circumstances, operate them through his employees or agents.

If the termination or nonrenewal is based upon a determination to withdraw from the marketing of motor fuel in the area, your supplier must give you notice at least 180 days before the termination or nonrenewal takes effect.

B.Manner and Contents of Notice

To be valid, the notice must be in writing and must be sent by certified mail or personally delivered to you. It must contain: (1) A statement of your supplier's intention to terminate the franchise or not to renew the franchise relationship, together with his reasons for this action; (2) The date the termination or nonrenewal takes effect; and (3) A copy of this summary.

IV. Trial Franchises and Interim Franchises

The following is a description of the special requirements that apply to trial and interim franchises.

Attachment A-1 – Minimum Annual Volume Requirement Schedule – The Pantry Inc

A.Trial Franchises

A trial franchise is a franchise, entered into on or after June 19, 1978, in which the franchisee has not previously been a party to a franchise with the franchisor and which has an initial term of 1 year or less. A trial franchise must be in writing and must make certain disclosures, including that it is a trial franchise, and that the franchisor has the right not to renew the franchise relationship at the end of the initial term by giving the franchisee proper notice.

The unexpired portion of a transferred franchise (other than as a trial franchise, as described above) does not qualify as a trial franchise.

In exercising his right not to renew a trial franchise at the end of its initial term, your supplier must comply with the notice requirements described above under the heading “Notice Requirements for Termination or Nonrenewal."

B.Interim Franchises

An interim franchise is a franchise, entered into on or after June 19, 1978, the duration of which, when combined with the terms of all prior interim franchises between the franchisor and the franchisee, does not exceed three years, and which begins immediately after the expiration of a prior franchise involving the some marketing premises which was not renewed, based on a lawful determination by the franchisor to withdraw from marketing activities in the geographic area in which the franchisee operates.

An interim franchise must be in writing and must make certain disclosures, including that it is an interim franchise and that the franchisor has the right not to renew the franchise at the end of the term based upon a lawful determination to withdraw from marketing activities in the geographic area in which the franchisee operates.

In exercising his right not to renew a franchise relationship under an interim franchise at the end of its term, your supplier must comply with the notice requirements described above under the heading “Notice Requirements for Termination or Nonrenewal."

V. Your Legal Rights

Under the enforcement provisions of the Act, you have the right to sue your supplier if he fails to comply with the requirements of the Act. The courts are authorized to grant whatever equitable relief is necessary to remedy the effects of your supplier's failure to comply with the requirements of the Act, including declaratory judgment, mandatory or prohibitive injunctive relief, and interim equitable relief. Actual damages, exemplary (punitive) damages under certain circumstances, and reasonable attorney and expert witness fees are also authorized. For a

Attachment A-1 – Minimum Annual Volume Requirement Schedule – The Pantry Inc

more detailed description of those legal remedies you should read the text of the Act. 15 U.S.C. §§2801-2806.

VI. Waiver of Rights and Applicable State Law

Your supplier may not require, as a condition of entering into or renewing the franchise relationship, that you relinquish or waive any right that you have under this or any other Federal law or applicable State law. In addition, no provision in a franchise agreement would be valid or enforceable if the provision specifies that the franchise would be governed by the law of any State other than the one in which the principal place of business for the franchise is located.

Further Discussion of Title I – Definitions and Legal Remedies

I. Definitions

Section 101 of the Petroleum Marketing Practices Act sets forth definitions of the key terms used throughout the franchise protection provisions of the Act. The definitions from the Act which are listed below are of those terms which are most essential for purposes of the summary statement. (You should consult section 101 of the Act for additional definitions not included here.)

A.Franchise

A “franchise” is any contract between a refiner and a distributor, between a refiner and a retailer, between a distributor and another distributor, or between a distributor and a retailer, under which a refiner or distributor (as the case may be) authorizes or permits a retailer or distributor to use, in connection with the sale, consignment, or distribution of motor fuel, a trademark which is owned or controlled by such refiner or by a refiner which supplies motor fuel to the distributor which authorizes or permits such use.

The term “franchise” includes any contract under which a retailer or distributor (as the case may be) is authorized or permitted to occupy leased marketing premises, which premises are to be employed in connection with the sale, consignment, or distribution of motor fuel under a trademark which is owned or controlled by such refiner or by a refiner which supplies motor fuel to the distributor which authorizes or permits such occupancy. The term also includes any contract pertaining to the supply of motor fuel which is to be sold, consigned or distributed under a trademark owned or controlled by a refiner, or under a contract which has existed continuously since May 15, 1973, and pursuant to which, on May 15, 1973, motor fuel was sold, consigned or distributed under a trademark owned or controlled on such date by a

Attachment A-1 – Minimum Annual Volume Requirement Schedule – The Pantry Inc

refiner. The unexpired portion of a transferred franchise Is also included in the definition of the term.

B.Franchise Relationship

The term “franchise relationship” refers to the respective motor fuel marketing or distribution obligations and responsibilities of a franchisor and a franchisee which result from the marketing of motor fuel under a franchise.

C.Franchisee

A “franchisee” Is a retailer or distributor who is authorized or permitted, under a franchise, to use a trademark in connection with the sale, consignment, or distribution of motor fuel.

D.Franchisor

A “franchisor” is a refiner or distributor who authorizes or permits, under a franchise, a retailer or distributor to use a trademark in connection with the sale, consignment, or distribution of motor fuel.

E.Marketing Premises

“Marketing premises” are the premises which, under a franchise, are to be employed by the franchisee in connection with the sale, consignment, or distribution of motor fuel

F.Leased Marketing Premises

“Leased marketing premises” are marketing premises owned, leased or in any way controlled by a franchisor and which the franchisee is authorized or permitted, under the franchise, to employ in connection with the sale, consignment, or distribution of motor fuel.

G.Fail to Renew and Nonrenewal

The terms “fail to renew” and “nonrenewal” refer to a failure to reinstate, continue, or extend a franchise relationship (1) at the conclusion of the term, or on the expiration date, stated in the relevant franchise, (2) at any time, in the case of the relevant franchise which does not state a term of duration or an expiration date, or (3) following a termination (on or after June 19, 1978) of the relevant franchise which was entered into prior to June 19, 1978 and has not been renewed after such date.

II. Legal Remedies Available to Franchisee

The following is a more detailed description of the remedies available to the franchisee if a franchise is terminated or not renewed in a way that fails to comply with the Act.

A.Franchisee’s Right to Sue

A franchisee may bring a civil action in United States District Court against a franchisor who does not comply with the requirements of the Act. The action must be brought within one year after the date of termination or nonrenewal or the date the

Attachment A-1 – Minimum Annual Volume Requirement Schedule – The Pantry Inc

franchisor fails to comply with the requirements of the law, whichever is later.

B.Equitable Relief

Courts are authorized to grant whatever equitable relief is necessary to remedy the effects of a violation of the law’s requirements. Courts are directed to grant a preliminary injunction if the franchisee shows that there are sufficiently serious questions, going to the merits of the case, to make them a fair ground for litigation, and if, on balance, the hardship which the franchisee would suffer if the preliminary injunction is not granted will be greater than the hardship which the franchisor would suffer if such relief is granted.

Courts are not required to order continuation or renewal of the franchise relationship if the action was brought after the expiration of the period during which the franchisee was on notice concerning the franchisor’s intention to terminate or not renew the franchise agreement.

C.Burden of Proof

In an action under the Act, the franchisee has the burden of proving that the franchise was terminated or not renewed. The franchisor has the burden of proving, as an affirmative defense, that the termination or nonrenewal was permitted under the Act and, if applicable, that the franchisor complied with certain other requirements relating to terminations and nonrenewals based on condemnation or destruction of the marketing premises.

D.Damages

A franchisee who prevails in an action under the Act is entitled to actual damages and reasonable attorney and expert witness fees. If the action was based upon conduct of the franchisor which was in willful disregard of the Act’s requirements or the franchisee’s rights under the Act, exemplary (punitive) damages may be awarded where appropriate. The

Attachment A-1 – Minimum Annual Volume Requirement Schedule – The Pantry Inc

court, and not the jury, will decide whether to award exemplary damages and, if so, in what amount.

On the other hand, if the court finds that the franchisee’s action is frivolous, it may order the franchisee to pay reasonable attorney and expert witness fees.

E.Franchisor’s Defense to Permanent Injunctive Relief

Courts may not order a continuation or renewal of a franchise relationship if the franchisor shows that the basis of the non-renewal of the franchise relationship was a determination made in good faith and in the normal course of business:

(1) To convert the leased marketing premises to a use other than the sale or distribution of motor fuel;

(2) To materially alter, add to, or replace such premises;

(3) To sell such premises;

(4) To withdraw from marketing activities in the geographic area in which such premises are located; or

(5) That the renewal of the franchise relationship is likely to be uneconomical to the franchisor despite any reasonable changes or additions to the franchise provisions which may be acceptable to the franchisee.

In making this defense, the franchisor also must show that he has complied with the notice provisions of the Act.

This defense to permanent injunctive relief, however, does not affect the franchisee’s right to recover actual damages and reasonable attorney and expert witness fees if the nonrenewal is otherwise prohibited under the Act.

Issued in Washington, D.C. on June 12, 1996.

Form BJC-PMPA (10-2001)

Page 1  - Revised Summary of Title I of the Petroleum Marketing Practices Act (PMPA)

2007 PMPA AMENDMENT

15 U.S.C. § 2807. Prohibition on restriction of installation of renewable fuel pumps.

(a) Definition

In this section:

(1) Renewable fuel

The term “renewable fuel” means any fuel—

(A)	at least 85 percent of the volume of which consists of ethanol; or

(B)

any mixture of biodiesel and diesel or renewable diesel (as defined in regulations adopted pursuant to section 7545(o) of Title 42 (40 CFR, part 80)), determined without regard to any use of kerosene and containing at least 20 percent biodiesel or renewable diesel.

(2) Franchise-related document

The term “franchise-related document” means—

(A)	a franchise under this Chapter; and

(B)	any other contract or directive of a franchisor relating to terms or conditions of the sale of fuel by a franchisee.

(b) Prohibitions

(1) In general

            No franchise-related document entered into or renewed on or after December 19, 2007, shall contain any provision allowing a franchisor to restrict the franchisee or any affiliate of the franchisee from—

(A)

installing on the marketing premises of the franchisee a renewable fuel pump or tank, except that the franchisee’s franchisor may restrict the installation of a tank on leased marketing premises of such franchisor;

(B)

converting an existing tank or pump on the marketing premises of the franchisee for renewable fuel use, so long as such tank or pump and the piping connecting them are either warranted by the manufacturer or

Page 1  - Revised Summary of Title I of the Petroleum Marketing Practices Act (PMPA)

certified by a recognized standards setting organization to be suitable for use with such renewable fuel;

(C)	advertising (including through the use of signage) the sale of any renewable fuel;

(D)	selling renewable fuel in any specified area on the marketing premises of the franchisee (including any area in which a name or logo of a franchisor or any other entity appears);

(E)	purchasing renewable fuel from sources other than the franchisor if the franchisor does not offer its own renewable fuel for sale by the franchisee;

(F)	listing renewable fuel availability or prices, including on service station signs, fuel dispensers, or light poles; or

(G)	allowing for payment of renewable fuel with a credit card,

            so long as such activities described in subparagraphs (A) through (G) do not constitute mislabeling, misbranding, willful adulteration, or other trademark violations by the franchisee.

(2) Effect of provision

Nothing in this section shall be construed to preclude a franchisor from requiring the franchisee to obtain reasonable indemnification and insurance polices

(c) Exception to 3-grade requirement

No franchise-related document that requires that 3 grades of gasoline be sold by the applicable franchisee will prevent the franchisee from selling a renewable fuel in lieu of 1, and only 1, grade of gasoline.

*Form BJC-PMPA AM (10-2008)

Page 1  - Revised Summary of Title I of the Petroleum Marketing Practices Act (PMPA)

ATTACHMENT A TO BRANDED JOBBER CONTRACT (RETAIL) Approved Retail Sites and Jobber's Designated Terminals

Branded Jobber:	The Pantry, Inc.	Updated: 12/20/2012
Branded Jobber Agreement Dated:	1/1/2013
TOTAL VOLUME:	[***]

SVB #	DBA Name	Address	County	Terminal	Branded Gasoline	Branded Diesel	Diesel Offer
8018715	KANGAROO EXP #894	515 E NEW HOPE RD, GOLDSBORO, NC, 27530	WAYNE		YES	YES	BP BRANDED ULS2
6607535	KANGAROO EXP #3891	1541 S MOCK RD, ALBANY, GA, 31705	DOUGHERTY	AOC ALBANY	YES	YES	BP BRANDED ULS2
6608194	KANGAROO EXP #3909	1204 MARTIN LUTHER K, ING DRIVE, AMERICUS, GA, 31709	SUMTER	AOC ALBANY	YES	YES	BP BRANDED ULS2
6789085	KANGAROO EXP #1231	3605 ST JOHNS BLUFF, JACKSONVILLE, FL, 32224	DUVAL	AOC JACKSONVILLE	YES	YES	BP BRANDED ULS2
6789200	KANGAROO EXP #S303	2320 SW ARCHER RD, GAINESVILLE, FL, 32608	ALACHUA	AOC JACKSONVILLE	YES	YES	BP BRANDED ULS2
6789317	KANGAROO EXP #1304	5310 NW 13TH STREET, GAINESVILLE, FL, 32653	ALACHUA	AOC JACKSONVILLE	YES	YES	BP BRANDED ULS2
6789424	KANGAROO EXP #6082	1379 BEVILLE RD, DAYTONA BEACH, FL, 32119	VOLUSIA	AOC JACKSONVILLE	YES	YES	BP BRANDED ULS2
6789531	KANGAROO EXP #6173	7911 BLANDING BLVD, JACKSONVILLE, FL, 32244	DUVAL	AOC JACKSONVILLE	YES	YES	BP BRANDED ULS2
6789754	KANGAROO EXP #6161	34 SW 250TH ST, NEWBERRY, FL, 32669	ALACHUA	AOC JACKSONVILLE	YES	YES	8P BRANDED ULS2
6916902	KANGAROO EXP #1233	500 E MOODY STREET, BUNNELL, FL, 32110	FLAGLER	AOC JACKSONVILLE	YES	YES	BP BRANDED ULS2
6917454	KANGAROO EXP #1279	2919 COASTAL HWY, SAINT AUGUSTINE, FL, 32095	ST JOHNS	AOC JACKSONVILLE	YES	YES	BP BRANDED ULS2
6917678	KANGAROO EXP #1309	705 N MAIN STREET, TRENTON, FL, 32693	GILCHRIST	AOC JACKSONVILLE	YES	YES	BP BRANDED ULS2
6919245	KANGAROO EXP #6263	4540 US 1 N, SAINT AUGUSTINE, FL, 32095	ST JOHNS	AOC JACKSONVILLE	YES	YES	8P BRANDED ULS2
6919351	KANGAROO EXP #6272	543 SOUTH HWY 17, SAN MATEO, FL, 32187	PUTNAM	AOC JACKSONVILLE	YES	YES	BP BRANDED ULS2
6920029	KANGAROO EXP #6537	720 5 STATE ROAD 19, PALATKA, FL, 32177	PUTNAM	AOC JACKSONVILLE	YES	YES	BP BRANDED ULS2
6866008	KANGAROO EXP #6158	1403 LEWIS STREET, FERNANDINA BEACH, FL, 32034	NASSAU	AOC JACKSONVILLE	YES	YES	BP BRANDED ULS2
6401442	KANGAROO EXP #3848	2517 SOUTH 3RD ST, JACKSONVILLE BEACH, FL, 32250	DUVAL	AOC JACKSONVILLE	YES	YES	BP BRANDED ULS2
6404487	KANGAROO EXP #2408	3930 SR44, NEW SMYRNA BEACH, FL, 32168	VOLUSIA	AOC JACKSONVILLE	YES	YES	BP BRANDED ULS2
6404800	KANGAROO EXP #2104	1058 N US 1, ORMOND BEACH, FL, 32174	VOLUSIA	AOC JACKSONVILLE	YES	YES	BP BRANDED ULS2
6405344	KANGAROO EXP #2612	2495 TOMOKA FARMS RD, DAYTONA BEACH, FL, 32124	VOLUSIA	AOC JACKSONVILLE	YES	YES	BP BRANDED ULS2
6410765	4657 FOOD MARK INC	377 HANCOCK STREET, GALLATIN, TN, 37066	SUMNER	AOC NASHVILLE	YES	YES	BP BRANDED ULS2
8017238	KANGAROO EXP #3100	6317 CREEDMOOR RD, RALEIGH, NC, 27612	WAKE	AOC SELMA	YES	YES	BP BRANDED ULS2
6752356	KANGAROO EXP #850	100 FACTORY SHOPS RD, MORRISVILLE, NC, 27560	WAKE	AOC SELMA	YES	YES	BP BRANDED ULS2
6759609	KANGAROO EXP #3095	4330 LOUISBURG ROAD, RALEIGH, NC, 27604	WAKE	AOC SELMA	YES	YES	BP BRANDED ULS2
6760250	KANGAROO EXP #104	4835 HOPE VALLEY RO, DURHAM, NC, 27707	DURHAM	AOC SELMA	YES	YES	BP BRANDED ULS2
6839161	KANGAROO EXP #3442	3406 US HWY 70 E, DURHAM, NC, 27703	DURHAM	AOC SELMA	YES	YES	BP BRANDED ULS2

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

6839278	KANGAROO EXP #3098	4302 WAKE FOREST RD, RALEIGH, NC, 27609	WAKE	AOC SELMA	YES	YES	BP BRANDED ULS2
6939854	KANGAROO EXP #3886	3610 DAVIS DRIVE, MORRISVILLE, NC, 27560	WAKE	AOC SELMA	YES	YES	BP BRANDED ULS2
5065461	KANGAROO EXP #445	806 BROAD RIVER RD, COLUMBIA, SC, 29210	RICHLAND	AOC SWEETWATER	YES	YES	BP BRANDED ULS2
8126369	KANGAROO EXP #3250	702 SILVER BLUFF RD, AIKEN, SC, 29803	AIKEN	AOC SWEETWATER	YES	YES	BP BRANDED ULS2
8126476	KANGAROO EXP #3251	1176 AUGUSTA RD, BATH, SC, 29816	AIKEN	AOC SWEETWATER	YES	YES	BP BRANDED ULS2
8126583	KANGAROO EXP #3257	2981 WHISKEY RD, AIKEN, SC, 29801	AIKEN	AOC SWEETWATER	YES	YES	BP BRANDED ULS2
6762470	KANGAROO EXP # 3272	4048 CHARLESTON HWY, CAYCE, SC, 29033	LEXINGTON	AOC SWEETWATER	YES	YES	BP BRANDED ULS2
6762694	KANGAROO EXP # 3267	5500 SUNSET BLVD, LEXINGTON, SC, 29072	LEXINGTON	AOC SWEETWATER	YES	YES	BP BRANDED ULS2
6411177	KANGAROO EXP #3255	3477 WRIGHTSBORO RD, AUGUSTA, GA, 30909	RICHMOND	AOC SWEETWATER	YES	YES	BP BRANDED ULS2
6910152	KANGAROO EXP #3498	8229 MAHAN GAP ROAD, OOLTEWAH, TN, 37363	HAMILTON	AOC-CHATTANOOGA (TYNER)	YES	YES	BP BRANDED ULS2
6910509	KANGAROO EXP #3517	6960 LEE HIGHWAY, CHATTANOOGA, TN, 37421	HAMILTON	AOC-CHATTANOOGA (TYNER)	YES	YES	BP BRANDED ULS2
6910830	KANGAROO EXP #3523	1010 E WALNUT AVE, DALTON, GA, 30720	WHITFIELD	AOC-CHATTANOOGA (TYNER)	YES	YES	BP BRANDED ULS2
6911168	KANGAROO EXP #3527	2514 AMNICOLA HWY, CHATTANOOGA, TN, 37406	HAMILTON	AOC-CHATTANOOGA (TYNER)	YES	YES	BP BRANDED ULS2
6911507	KANGAROO EXP #3555	1301 LAFAYETTE ROAD, ROSSVILLE, GA, 30741	WALKER	AOC-CHATTANOOGA (TYNER)	YES	YES	BP BRANDED ULS2
6911614	KANGAROO EXP #3556	4919 MAIN STREET, JASPER, TN, 37347	MARION	AOC-CHATTANOOGA (TYNER)	YES	YES	BP BRANDED ULS2
6911721	KANGAROO EXP #3557	4849 HIXSON PIKE, HIXSON, TN, 37343	HAMILTON	AOC-CHATTANOOGA (TYNER)	YES	YES	BP BRANDED ULS2
6912042	KANGAROO EXP #3569	8994 RHEA COUNTY HWY, DAYTON, TN, 37321	RHEA	AOC-CHATTANOOGA (TYNER)	YES	YES	BP BRANDED ULS2
6912158	KANGAROO EXP #3575	8640 DAYTON PIKE, SODDY-DAISY, TN, 37379	HAMILTON	AOC-CHATTANOOGA (TYNER)	YES	YES	BP BRANDED ULS2
6912596	KANGAROO EXP #3497	5030 HUNTER RD, OOLTEWAH, TN, 37363	HAMILTON	AOC-CHATTANOOGA (TYNER)	YES	YES	BP BRANDED ULS2
6912828	KANGAROO EXP #3511	209 LEE AND GORDON M, ILL RD, CHICKAMAUGA, GA, 30707	WALKER	AOC-CHATTANOOGA (TYNER)	YES	YES	BP BRANDED ULS2
6912935	KANGAROO EXP #3512	2200 CLEVELAND HWY, DALTON, GA, 30721	WHITFIELD	AOC-CHATTANOOGA (TYNER)	YES	YES	BP BRANDED ULS2
6913040	KANGAROO EXP #3515	8701 E BRAINERD, CHATTANOOGA, TN, 37421	HAMILTON	AOC-CHATTANOOGA (TYNER)	YES	YES	BP BRANDED ULS2
6913602	KANGAROO EXP #3545	5710 LAKE RESORT TER, R, RED BANK, TN, 37415	HAMILTON	AOC-CHATTANOOGA (TYNER)	YES	YES	BP BRANDED ULS2
6913719	KANGAROO EXP #3547	4850 GEORGETOWN PIKE, CLEVELAND, TN, 37312	BRADLEY	AOC-CHATTANOOGA (TYNER)	YES	YES	BP BRANDED ULS2
6913933	KANGAROO EXP #3550	712 SIGNAL MOUNTAIN, CHATTANOOGA, TN, 37405	HAMILTON	AOC-CHATTANOOGA (TYNER)	YES	YES	BP BRANDED ULS2
6914048	KANGAROO EXP #3552	3740 TENNESSEE AVE, CHATTANOOGA, TN, 37409	HAMILTON	AOC-CHATTANOOGA (TYNER)	YES	YES	BP BRANDED ULS2
6914154	KANGAROO EXP #3558	852 RANKIN AVENUE N, DUNLAP, TN, 37327	SEQUATCHIE	AOC-CHATTANOOGA (TYNER)	YES	YES	BP BRANDED ULS2
6914261	KANGAROO EXP #3573	8540 HIXSON PIKE, HIXSON, TN, 37343	HAMILTON	AOC-CHATTANOOGA (TYNER)	YES	YES	BP BRANDED ULS2
6914600	KANGAROO EXP #3587	3095 BATTLEFIELD PKW, Y, FORT OGLETHORPE, GA, 30742	CATOOSA	AOC-CHATTANOOGA (TYNER)	YES	YES	BP BRANDED ULS2
6914816	KANGAROO EXP #3588	9652 E BRAINERD RD, CHATTANOOGA, TN, 37421	HAMILTON	AOC-CHATTANOOGA (TYNER)	YES	YES	BP BRANDED ULS2
6915581	KANGAROO EXP #3607	6239 HIGHWAY 58, HARRISON, TN, 37341	HAMILTON	AOC-CHATTANOOGA (TYNER)	YES	YES	BP BRANDED ULS2
6915813	KANGAROO EXP #3553	5337 ALABAMA HWY, RINGGOLD, GA, 30736	CATOOSA	AOC-CHATTANOOGA (TYNER)	YES	YES	BP BRANDED ULS2
6916035	KANGAROO EXP #3592	2280 SPRING PLACE RD, SE, CLEVELAND, TN, 37323	BRADLEY	AOC-CHATTANOOGA (TYNER)	YES	YES	BP BRANDED ULS2
6916142	KANGAROO EXP #3593	2502 BLUE SPRINGS RD, CLEVELAND, TN, 37311	BRADLEY	AOC CHATTANOOGA (TYNER)	YES	YES	BP BRANDED ULS2

6916258	KANGAROO EXP #3597	6254 HIGHWAY 411, BENTON, TN, 37307	POLK	AOC-CHATTANOOGA (TYNER)	YES	YES	BP BRANDED ULS2
6916787	KANGAROO EXP #3596	5067 HWY 64TH, DUCKTOWN, TN, 37326	POLK	AOC-CHATTANOOGA (TYNER)	YES	YES	BP BRANDED ULS2
6920342	KANGAROO EXP #3561	4257 CLOUD SPRINGS R, D, RINGGOLD, GA, 30736	CATOOSA	AOC-CHATTANOOGA (TYNER)	YES	YES	BP BRANDED ULS2
6921019	KANGAROO EXP #3628	2890 WATERLEVEL HWY, CLEVELAND, TN, 37323	BRADLEY	AOC-CHATTANOOGA (TYNER)	YES	YES	BP BRANDED ULS2
8723173	KANGAROO EXP #3602	6003 SHALLOWFORD RD, CHATTANOOGA, TN, 37411	HAMILTON	AOC-CHATTANOOGA (TYNER)	YES	YES	BP BRANDED ULS2
8723280	KANGAROO EXP #3570	6708 RINGGOLD ROAD, CHATTANOOGA, TN, 37412	HAMILTON	AOC-CHATTANOOGA (TYNER)	YES	YES	BP BRANDED ULS2
6883128	KANGAROO EXP #3656	220 CONNECTOR 3, DALTON, GA, 30721	WHITFIELD	ATLANTA GA BP (Chattahoochee)	YES	YES	BP BRANDED ULS2
4236865	KANGAROO EXP #105	809 CARTHAGE ST, SANFORD, NC, 27330	LEE	CITGO-SELMA	YES	YES	BP BRANDED ULS2
7704695	KANGAROO EXP #869	8500 LITCHFORD RD, RALEIGH, NC, 27615	WAKE	CITGO-SELMA	YES	YES	BP BRANDED ULS2
7859861	KANGAROO EXP #438	1007 SPRING LANE, SANFORD, NC, 27330	LEE	CITGO-SELMA	YES	YES	BP BRANDED ULS2
7860208	KANGAROO EXP #355	429 E WEATHERSPOON, SANFORD, NC, 27330	LEE	CITGO-SELMA	YES	YES	BP BRANDED ULS2
7865454	KANGAROO EXP #918	407 E FT MACON, ATLANTIC BEACH, NC, 28512	CARTERET	CITGO-SELMA	YES	YES	BP BRANDED ULS2
7865561	KANGAROO EXP #920	n 2606 N WILLIAMS ST, GOLDSBORO, NC, 27530	WAYNE	CITGO-SELMA	YES	YES	BP BRANDED ULS2
7865678	KANGAROO EXP #924	600 SPENCE AVE, GOLDSBORO, NC, 27530	WAYNE	CITGO-SELMA	YES	YES	BP BRANDED ULS2
7865785	KANGAROO EXP #925	1818 N BERKLEY BLVD, GOLDSBORO, NC, 27530	WAYNE	CITGO-SELMA	YES	YES	BP BRANDED ULS2
7752801	KANGAROO EXP #927	901 W GRANTHAM ST, GOLDSBORO, NC, 27530	WAYNE	CITGO-SELMA	YES	YES	BP BRANDED ULS2
7752918	KANGAROO EXP #929	559 W QUEEN ST, GRIFTON, NC, 28530	PITT	CITGO-SELMA	YES	YES	BP BRANDED ULS2
7753247	KANGAROO EXP #934	1211 SIMMONS ST, NEW BERN, NC, 28560	CRAVEN	CITGO-SELMA	YES	YES	BP BRANDED ULS2
8016453	KANGAROO EXP #3076	700 E NEW BERN RD, KINSTON, NC, 28502	LENOIR	CITGO-SELMA	YES	YES	BP BRANDED ULS2
8016677	KANGAROO EXP #3083	700 S MEMORIAL DR, GREENVILLE, NC, 27834	PITT	CITGO-SELMA	YES	YES	BP BRANDED ULS2
8016891	KANGAROO EXP #3087	1830 N WESLEYAN BLVD, ROCKY MOUNT, NC, 27804	NASH	CITGO-SELMA	YES	YES	BP BRANDED ULS2
8017014	KANGAROO EXP #3096	3601 SUNSET AVE, ROCKY MOUNT, NC, 27804	NASH	CITGO-SELMA	YES	YES	BP BRANDED ULS2
8017121	KANGAROO EXP #3099	1531 SE GREENVILLE B, LVD, GREENVILLE, NC, 27834	PITT	CITGO-SELMA	YES	YES	BP BRANDED ULS2
8017345	KANGAROO EXP #3117	3653 US HWY 3015, SHARPSBURG, NC, 27878	NASH	CITGO-SELMA	YES	YES	BP BRANDED ULS2
8046831	KANGAROO EXP #922.	2101 WAYNE MEMORIAL, DR, GOLDSBORO, NC, 27534	WAYNE	CITGO-SELMA	YES	YES	BP BRANDED ULS2
8137523	KANGAROO EXP #3301	1149S HWY 15-501- HWY 211, ABERDEEN, NC, 28315	MOORE	CITGO-SELMA	YES	YES	BP BRANDED ULS2
8137630	KANGAROO EXP #3300	12457 HWY 421 S, BROADWAY, NC, 27505	LEE	CITGO-SELMA	YES	YES	BP BRANDED ULS2
6759823	KANGAROO EXP # 3128	10081 HWY 70 WEST, CLAYTON, NC, 27520	JOHNSTON	CITGO-SELMA	YES	YES	BP BRANDED ULS2
6773857	KANGAROO EXP # 921	1908 US HWY 117 S, GOLDSBORO, NC, 27530	WAYNE	CITGO-SELMA	YES	YES	BP BRANDED ULS2
6773964	KANGAROO EXP # 3119	1137 N BRIGHTLEAF BL, VD, SMITHFIELD, NC, 27577	JOHNSTON	CITGO-SELMA	YES	YES	BP BRANDED ULS2
6780175	KANGAROO EXP # 3077	235 FAIRVIEW RD, ROCKY MOUNT, NC, 27801	EDGECOMBE	CITGO-SELMA	YES	YES	BP BRANDED ULS2
6780290	KANGAROO EXP # 3079	5102 DORCHES BLVD, ROCKY MOUNT, NC, 27804	NASH	CITGO-SELMA	YES	YES	BP BRANDED ULS2
6780308	KANGAROO EXP # 3080	1228 NORTH CHURCH ST, ROCKY MOUNT, NC, 27804	NASH	CITGO-SELMA	YES	YES	BP BRANDED ULS2
6780522	KANGAROO EXP #3085	240 S WESLEYAN BLVD, ROCKY MOUNT, NC, 27804	NASH	CITGO-SELMA	YES	YES	BP BRANDED ULS2

6780639	KANGAROO EXP # 3106	1630 SUNSET AVE, ROCKY MOUNT, NC, 27804	NASH	CITGO-SELMA	YES	YES	BP BRANDED ULS2
6817969	KANGAROO EXP # 456	8191 CLIFFDALE RD, FAYETTEVILLE, NC, 28304	CUMBERLAND	CITGO-SELMA	YES	YES	BP BRANDED ULS2
6818181	KANGAROO EXP # 3017	405 N BRAGG BLVD, SPRING LAKE, NC, 28390	CUMBERLAND	CITGO-SELMA	YES	YES	BP BRANDED ULS2
6824494	KANGAROO EXP # 3219	1375 HWY 38 WEST, LATTA, SC, 29565	DILLON	CITGO-SELMA	YES	YES	BP BRANDED ULS2
6832901	LITTLE BILL'S #4667	201 HWY 301, DILLON, SC, 29536	DILLON	CITGO-SELMA	YES	YES	BP BRANDED ULS2
6833016	KANGAROO EXP #931	402 SOUTH CHURCH ST, KENLY, NC, 27542	JOHNSTON	CITGO-SELMA	YES	YES	BP BRANDED ULS2
6833123	KANGAROO EXP #3217	200 E MCINTYRE ST, MULLINS, SC, 29574	MARION	CITGO-SELMA	YES	YES	BP BRANDED ULS2
6401335	KANGAROO EXP # 3844	2206 JEFFERSON DAVIS, HWY, SANFORD, NC, 27330	LEE	CITGO-SELMA	YES	YES	BP BRANDED ULS2
7821457	KANGAROO EXP #878	10105 HIGHWAY 17 N, MCCLELLANVILLE, SC, 29458	CHARLESTON	COLONIAL - CHARLESTON	YES	YES	BP BRANDED ULS2
7821671	KANGAROO EXP #884	2802 MAYBANK HWY, JOHNS ISLAND, SC, 29455	CHARLESTON	COLONIAL - CHARLESTON	YES	YES	BP BRANDED ULS2
7822604	KANGAROO EXP #886	4315 SAVANNAH HWY, CHARLESTON, SC, 29414	CHARLESTON	COLONIAL - CHARLESTON	YES	YES	BP BRANDED ULS2
7859218	KANGAROO EXP #873	2846 HWY 17 N, MOUNT PLEASANT, SC, 29464	CHARLESTON	COLONIAL - CHARLESTON	YES	YES	BP BRANDED ULS2
8139263	KANGAROO EXP #3353	1141 OLD TOWNE RD, CHARLESTON, SC, 29407	CHARLESTON	COLONIAL -CHARLESTON	YES	YES	BP BRANDED ULS2
8139370	KANGAROO EXP #3354	5255 RIVERS AVE, CHARLESTON, SC, 29406	CHARLESTON	COLONIAL- CHARLESTON	YES	YES	BP BRANDED ULS2
6752778	KANGAROO EXP # 887	2895 W 5TH ST NORTH, SUMMERVILLE, SC, 29483	CHARLESTON	COLONIAL - CHARLESTON	IYES	YES	BP BRANDED ULS2
6753115	KANGAROO EXP # 877	2220 MIDDLE STREET, SULLIVANS ISLAND, SC, 29482	CHARLESTON	COLONIAL- CHARLESTON	YES	YES	BP BRANDED ULS2
6753339	KANGAROO EXP # 881	6303 SAVANNAH HWY, RAVENEL, SC, 29470	CHARLESTON	COLONIAL - CHARLESTON	YES	YES	BP BRANDED ULS2
6753446	KANGAROO EXP # 448	1677 N MAIN SC 17, SUMMERVILLE, SC, 29483	CHARLESTON	COLONIAL - CHARLESTON	YES	YES	BP BRANDED ULS2
6753776	KANGAROO EXP # 492	1206 PALM BLVD, ISLE OF PALMS, SC, 29451	CHARLESTON	COLONIAL - CHARLESTON	YES	YES	BP BRANDED ULS2
6754444	KANGAROO EXP # 879	2391 HWY 41, WANDO, SC, 29492	BERKELEY	COLONIAL - CHARLESTON	YES	YES	BP BRANDED ULS2
6760367	KANGAROO EXP # 3362	2276 NORTH HWY 52, BONNEAU, SC, 29431	BERKELEY	COLONIAL - CHARLESTON	YES	YES	BP BRANDED ULS2
6851596	KANGAROO EXP #3363	3862 BYRNES DRIVE, ST STEPHEN, SC, 29479	BERKELEY	COLONIAL - CHARLESTON	YES	YES	BP BRANDED ULS2
6975551	KANGAROO EXP # 3692	2957 W MONTAGUE AVE, NORTH CHARLESTON, SC, 29418	CHARLESTON	COLONIAL - CHARLESTON	YES	YES	BP BRANDED ULS2
6606909	KANGAROO EXP #3875	1003 FRENCH SANTEE ROAD, JAMESTOWN, SC, 29453	BERKELEY	COLONIAL - CHARLESTON	YES	YES	BP BRANDED ULS2
6607014	KANGAROO EXP #3876	16273 ACE BASIN PKWY, ROUND O, SC, 29474	COLLETON	COLONIAL - CHARLESTON	YES	YES	BP BRANDED ULS2
8465619	KANGAROO EXP #1522	1305 LONG GROVE DR, MOUNT PLEASANT, SC, 29464	CHARLESTON	COLONIAL - CHARLESTON	YES	YES	BP BRANDED ULS2
8465726	KANGAROO EXP #1520	130 RUTLEDGE AVE, CHARLESTON, SC, 29403	CHARLESTON	COLONIAL- CHARLESTON	YES	YES	BP BRANDED ULS2
8176521	KANGAROO EXP #3377	1B REGENCY PKWY, HILTON HEAD ISLAND, SC, 29928	BEAUFORT	COLONIAL - SAVANNAH	YES	YES	BP BRANDED ULS2
6752885	KANGAROO EXP # 911	6194 S OKATIE HWY, HARDEEVILLE, SC, 29927	JASPER	COLONIAL - SAVANNAH	YES	YES	BP BRANDED ULS2
6752992	KANGAROO EXP # 912	2819 NORTH OKATIE HW, Y, RIDGELAND, SC, 29936	JASPER	COLONIAL - SAVANNAH	YES	YES	BP BRANDED ULS2
6753008	KANGAROO EXP # 430	1610 FORDING ISLAND, RD, HILTON HEAD ISLAND, SC, 29926	BEAUFORT	COLONIAL - SAVANNAH	YES	YES	BP BRANDED ULS2
6879340	KANGAROO EXP #408	31 ARROW ROAD, HILTON HEAD ISLAND, SC, 29928	BEAUFORT	COLONIAL - SAVANNAH	YES	YES	BP BRANDED ULS2
8137747	KANGAROO EXP #3298	196 SANFORD RD - HWY, 15-501, PITTSBORO, NC, 27312	CHATHAM	GREENSBORO NC Transmontaigne	YES	YES	BP BRANDED ULS2
6918353	KANGAROO EXP # 3478	9181 US HWY 29, BLAIRS, VA, 24527	PITTSYLVANIA	GREENSBORO NC Transmontaigne	YES	YES	BP BRANDED ULS2

8137853	4659 PARK N SHOP	201 E 11TH ST-HWY 64, SILER CITY, NC, 27344	CHATHAM	GRNSBORO NC-MAGLN MRKT FRNDSHP	YES	YES	BP BRANDED ULS2
6917124	KANGAROO EXP #1238	14880 COUNTY RD 315, FORT MCCOY, FL, 32134	MARION	MARATHON ASHLAND - TAMPA	YES	YES	BP BRANDED ULS2
6917231	KANGAROO EXP #1242	17980 N US HWY 441, ORANGE LAKE, FL, 32681	MARION	MARATHON ASHLAND - TAMPA	YES	YES	BP BRANDED ULS2
6918809	KANGAROO EXP # 6177	4750 S US HIGHWAY 41, DUNNELLON, FL, 34432	MARION	MARATHON ASHLAND - TAMPA	YES	YES	BP BRANDED ULS2
6919468	KANGAROO EXP # 6279	6296 W GULF TO LAKE, HWY, CRYSTAL RIVER, FL, 34429	CITRUS	MARATHON ASHLAND - TAMPA	YES	YES	BP BRANDED ULS2
6919682	KANGAROO EXP # 6512	13075 SPRINGHILL DR, SPRING HILL, FL, 34609	HERNANDO	MARATHON ASHLAND - TAMPA	YES	YES	BP BRANDED ULS2
6919807	KANGAROO EXP # 6516	13703 HWY 19, HUDSON, FL, 34667	PASCO	MARATHON ASHLAND - TAMPA	YES	YES	BP BRANDED ULS2
6917017	KANGAROO EXP #1235	401 US HWY 441, LADY LAKE, FL, 32159	LAKE	TAFT FL KINDER MORGAN	YES	YES	BP BRANDED ULS2
6917348	KANGAROO EXP #1259	12995 N US HWY 441, CITRA, FL, 32113	MARION	TAFT FL KINDER MORGAN	YES	YES	BP BRANDED ULS2
6919799	KANGAROO EXP # 6513	900 MALABAR ROAD SW, PALM BAY, FL, 32907	BREVARD	TAFT FL KINDER MORGAN	YES	YES	BP BRANDED ULS2
6919914	KANGAROO EXP # 6528	748 PALM BAY ROAD NE, PALM BAY, FL, 32905	BREVARD	TAFT FL KINDER MORGAN	YES	YES	BP BRANDED ULS2
6920136	KANGAROO EXP # 6542	3088 HARBOR CITY BLV, D, MELBOURNE, FL, 32935	BREVARD	TAFT FL KINDER MORGAN	YES	YES	BP BRANDED ULS2
6404156	KANGAROO EXP #2904	2095 E NEW YORK AVE, DELAND, FL, 32724	VOLUSIA	TAFT FL KINDER MORGAN	YES	YES	BP BRANDED ULS2
6404263	KANGAROO EXP #2050	1591 DUNLAWTON AVE, PORT ORANGE, FL, 32119	VOLUSIA	TAFT FL KINDER MORGAN	YES	YES	BP BRANDED ULS2
6404594	KANGAROO EXP #2102	2185 W SR 44, DELAND, FL, 32720	VOLUSIA	TAFT FL KINDER MORGAN	YES	YES	BP BRANDED ULS2
6405120	KANGAROO EXP #2290	19516 E SR 44, EUSTIS, FL, 32726	LAKE	TAFT FL KINDER MORGAN	YES	YES	BP BRANDED ULS2
6405237	KANGAROO EXP #2074	2123 INTERNATIONALS, PEEDWAY BLVD, DELAND, FL, 32724	VOLUSIA	TAFT FL KINDER MORGAN	YES	YES	BP BRANDED ULS2
2434991	KANGAROO EXP #3140	3498 HWY 9 E, LITTLE RIVER, SC, 29566	HORRY	THE PANTRY INC	YES	YES	BP BRANDED ULS2
2439313	KANGAROO EXP #3050	327 CHICKENFOOT RD, HOPE MILLS, NC, 28348	CUMBERLAND	THE PANTRY INC	YES	YES	BP BRANDED ULS2
2433084	KANGAROO EXP #3246	1107 YORK ST, AIKEN, SC, 29801	AIKEN	THE PANTRY INC	YES	YES	BP BRANDED ULS2
2434207	KANGAROO EXP #3249	421 W MARTINTOWN RD, NORTH AUGUSTA, SC, 29841	AIKEN	THE PANTRY INC	YES	YES	BP BRANDED ULS2
2434314	KANGAROO EXP #3252	1011 E PINE LOG RD, AIKEN, SC, 29803	AIKEN	THE PANTRY INC	YES	YES	BP BRANDED ULS2
2435329	KANGAROO EXP #3253	101 ATOMIC RD, JACKSON, SC, 29831	AIKEN	THE PANTRY INC	YES	YES	BP BRANDED ULS2
2435436	KANGAROO EXP #3243	3540 RICHLAND AVE, AIKEN, SC, 29801	AIKEN	THE PANTRY INC	YES	YES	BP BRANDED ULS2
2437697	KANGAROO EXP #3275	3333 WASHINGTON RD, MARTINEZ, GA, 30907	COLUMBIA	THE PANTRY INC	YES	YES	BP BRANDED ULS2
6919138	KANGAROO EXP # 6229	2595 EMERSON DRIVE, PALM BAY, FL, 32909	BREVARD	TAFT FL KINDER MORGAN	YES	YES	BP BRANDED ULS2
2432086	KANGAROO EXP #3486	5425 FOREST DRIVE, COLUMBIA, SC, 29206	RICHLAND	THE PANTRY INC	YES	YES	BP BRANDED ULS2
2765105	KANGAROO EXP # 3841	2120 JUNIPER LAKE RD, WEST END, NC, 27376	MOORE	THE PANTRY INC	YES	YES	BP BRANDED ULS2
2765220	KANGAROO EXP # 3843	4470 NC HWY 87 S, SANFORD, NC, 27331	LEE	THE PANTRY INC	YES	YES	BP BRANDED ULS2
6771620	KANGAROO EXP # 3064	3710 HWY 501, MYRTLE BEACH, SC, 29579	HORRY	WILMINGTON NC-Hess	YES	YES	BP BRANDED ULS2
6772388	KANGAROO EXP # 3062	1611 HWY 17 SOUTH, SURFSIDE BEACH, SC, 29577	HORRY	WILMINGTON NC-Hess	YES	YES	BP BRANDED ULS2
6824270	KANGAROO EXP #3126	2865 PINEY GREEN RD, MIDWAY PARK, NC, 28544	ONSLOW	WILMINGTON NC-Hess	YES	YES	BP BRANDED ULS2
6771489	KANGAROO EXP #3125	116 PINEY GREEN RD, JACKSONVILLE, NC, 28540	ONSLOW	WILMINGTON NC-Hess	YES	YES	BP BRANDED ULS2
6788970	KANGAROO EXP # 1223	5200 NE WALDO RD, GAINESVILLE, FL, 32609	ALACHUA	AOC JACKSONVILLE	YES	NO	NO DIESEL

6789192	KANGAROO EXP # 1282	11025 PHILLIPS HWY, JACKSONVILLE, FL, 32256	DUVAL	AOC JACKSONVILLE	YES	NO	NO DIESEL
6789648	KANGAROO EXP # 6270	4030 SW 13TH STREET, GAINESVILLE, FL, 32608	ALACHUA	AOC JACKSONVILLE	YES	NO	NO DIESEL
6917561	KANGAROO EXP #1299	4301 US A1A SOUTH, SAINT AUGUSTINE, FL, 32084	ST JOHNS	AOC JACKSONVILLE	YES	NO	NO DIESEL
6918460	KANGAROO EXP # 6079	24421 SR 40, ASTOR, FL, 32102	LAKE	AOC JACKSONVILLE	YES	NO	NO DIESEL
6918916	KANGAROO EXP # 6179	4205 US 1 S, SAINT AUGUSTINE, FL, 32086	ST JOHNS	AOC JACKSONVILLE	YES	NO	NO DIESEL
6404917	KANGAROO EXP #2525	1805 S RIDGEWOOD AVE, EDGEWATER, FL, 32132	VOLUSIA	AOC JACKSONVILLE	YES	NO	NO DIESEL
6427587	KANGAROO EXP #3914	17025 SE CR 234, MICANOPY, FL, 32667	ALACHUA	AOC JACKSONVILLE	YES	NO	NO DIESEL
6911838	KANGAROO EXP #3559	1200 MCARTHUR STREET, MANCHESTER, TN, 37355	COFFEE	AOC NASHVILLE	YES	NO	NO DIESEL
6920789	KANGAROO EXP #3621	2098 MADISON STREET, SHELBYVILLE, TN, 37160	BEDFORD	AOC NASHVILLE	YES	NO	NO DIESEL
6864565	KANGAROO EXP #3625	1309 WEST MAIN ST, LEBANON, TN, 37087	WILSON	AOC NASHVILLE	YES	NO	NO DIESEL
7858871	KANGAROO EXP #823	5900 TRYON RD, CARY, NC, 27511	WAKE	AOC SELMA	YES	NO	NO DIESEL
8137309	KANGAROO EXP #3303	2506 S SAUNDERS, RALEIGH, NC, 27603	WAKE	AOC SELMA	YES	NO	NO DIESEL
6738991	KANGAROO EXP # 3489	7840 LEONARDO DR, DURHAM, NC, 27713	DURHAM	AOC SELMA	YES	NO	NO DIESEL
6743918	KANGAROO EXP # 816	1807 HARRISON AVE, CARY, NC, 27513	WAKE	AOC SELMA	YES	NO	NO DIESEL
6744023	KANGAROO EXP # 914	1001 SE CARY PKWY, CARY, NC, 27511	WAKE	AOC SELMA	YES	NO	NO DIESEL
6760037	KANGAROO EXP # 846	1800 LAURA DUNCAN RD, APEX, NC, 27502	WAKE	AOC SELMA	YES	NO	NO DIESEL
6760144	KANGAROO EXP #457	705 E WILLIAMS STREE, T, APEX, NC, 27502	WAKE	AOC SELMA	YES	NO	NO DIESEL
3308400	KANGAROO EXP #323	3178 ROYAL TOWER DR, IRMO, SC, 29063	LEXINGTON	AOC SWEETWATER	YES	NO	NO DIESEL
3308848	KANGAROO EXP #574	2841 BROAD RIVER RD, COLUMBIA, SC, 29210	RICHLAND	AOC SWEETWATER	YES	NO	NO DIESEL
3309176	KANGAROO EXP #332	3950 AUGUSTA HWY, WEST COLUMBIA, SC, 29170	LEXINGTON	AOC SWEETWATER	YES	NO	NO DIESEL
5531157	KANGAROO EXP #497	2235 DECKER BLVD, COLUMBIA, SC, 29206	RICHLAND	AOC SWEETWATER	YES	NO	NO DIESEL
9137787	KANGAROO EXP #849	2101 CLEMSON RD, COLUMBIA, SC, 29229	RICHLAND	AOC SWEETWATER	YES	NO	NO DIESEL
7821564	KANGAROO EXP #442	3504 CHARLESTON HWY, WEST COLUMBIA, SC, 29172	LEXINGTON	AOC SWEETWATER	YES	NO	NO DIESEL
7822596	KANGAROO EXP #822	3416 LEESBURG RD, COLUMBIA, SC, 29209	RICHLAND	AOC SWEETWATER	YES	NO	NO DIESEL
8126252	KANGAROO EXP #3245	349 EDGEFIELD RD, BELVEDERE, SC, 29841	AIKEN	AOC SWEETWATER	YES	NO	NO DIESEL
6762587	KANGAROO EXP # 3274	959 OLD CHEROKEE RD, LEXINGTON, SC, 29072	LEXINGTON	AOC SWEETWATER	YES	NO	NO DIESEL
6762702	KANGAROO EXP # 842	5372 SUNSET BLVD, LEXINGTON, SC, 29072	LEXINGTON	AOC SWEETWATER	YES	NO	NO DIESEL
6786008	KANGAROO EXP # 452	3516 BUSH RIVER RD, COLUMBIA, SC, 29210	RICHLAND	AOC SWEETWATER	YES	NO	NO DIESEL
6786339	KANGAROO EXP # 399	1190 SUNSET BLVD, WEST COLUMBIA, SC, 29169	LEXINGTON	AOC SWEETWATER	YES	NO	NO DIESEL
6786446	KANGAROO EXP # 470	4400 BETHEL CHURCH R, D, FOREST ACRES, SC, 29206	RICHLAND	AOC SWEETWATER	YES	NO	NO DIESEL
6909931	KANGAROO EXP #3494	11280 DAYTON PIKE, SODDY-DAISY, TN, 37379	HAMILTON	AOC-CHATTANOOGA (TYNER)	YES	NO	NO DIESEL
6910046	KANGAROO EXP #3496	9300 LEE HIGHWAY, OOLTEWAH, TN, 37363	HAMILTON	AOC-CHATTANOOGA (TYNER)	YES	NO	NO DIESEL
6910269	KANGAROO EXP #3501	4605 CLEVELAND HWY, COHUTTA, GA, 30710	WHITFIELD	AOC CHATTANOOGA (TYNER)	YES	NO	NO DIESEL
6910376	KANGAROO EXP #3506	2777 CHATTANOOGA VAL, LEY RD, FLINTSTONE, GA, 30725	WALKER	ADC-CHATTANOOGA (TYNER)	YES	NO	NO DIESEL

6910483	KANGAROO EXP #3508	1897 MCFARLAND GAP A, VE, ROSSVILLE, GA, 30741	WALKER	AOC-CHATTANOOGA (TYNER)	YES	NO	NO DIESEL
6914790	KANGAROO EXP #3507	118 KAY CONLEY ROAD, ROCK SPRING, GA, 30739	WALKER	AOC-CHATTANOOGA (TYNER)	YES	NO	NO DIESEL
6910947	KANGAROO EXP #3524	234 BROWNS FERRY RD, CHATTANOOGA, TN, 37419	HAMILTON	AOC-CHATTANOOGA (TYNER)	YES	NO	NO DIESEL
6911051	KANGAROO EXP #3525	201 CARBONDALE RD SW, DALTON, GA, 30720	WHITFIELD	AOC-CHATTANOOGA (TYNER)	YES	NO	NO DIESEL
6911275	KANGAROO EXP #3540	1182 MOUNTAIN CRK RD, CHATTANOOGA, TN, 37405	HAMILTON	AOC-CHATTANOOGA (TYNER)	YES	NO	NO DIESEL
6911382	KANGAROO EXP #3541	1005 HIXSON PIKE, CHATTANOOGA, TN, 37405	HAMILTON	AOC-CHATTANOOGA (TYNER)	YES	NO	NO DIESEL
6911499	KANGAROO EXP #3544	902 DALLAS ROAD, CHATTANOOGA, TN, 37405	HAMILTON	AOC-CHATTANOOGA (TYNER)	YES	NO	NO DIESEL
6912265	DISCOUNT MART #4710	4300 NORCROSS RD, HIXSON, TN, 37343	HAMILTON	AOC-CHATTANOOGA (TYNER)	YES	NO	NO DIESEL
6912372	KANGAROO EXP #3581	3390 AIRPORT ROAD, DALTON, GA, 30721	WHITFIELD	AOC-CHATTANOOGA (TYNER)	YES	NO	NO DIESEL
6912489	KANGAROO EXP #3603	1700 HARRISON PIKE, CLEVELAND, TN, 37311	BRADLEY	AOC-CHATTANOOGA (TYNER)	YES	NO	NO DIESEL
6912604	KANGAROO EXP #3502	3608 CHATSWORTH HWY, DALTON, GA, 30720	WHITFIELD	AOC-CHATTANOOGA (TYNER)	YES	NO	NO DIESEL
6913370	KANGAROO EXP #3534	1111 NORTH MAIN ST, LA FAYETTE, GA, 30728	WALKER	AOC-CHATTANOOGA (TYNER)	YES	NO	NO DIESEL
6913594	KANGAROO EXP #3539	6224-A HIXSON PIKE, CHATTANOOGA, TN, 37402	HAMILTON	AOC-CHATTANOOGA (TYNER)	YES	NO	NO DIESEL
6914378	KANGAROO EXP #3574	13424 DAYTON PIKE, SODDY-DAISY, TN, 37379	HAMILTON	AOC-CHATTANOOGA (TYNER)	YES	NO	NO DIESEL
6914485	KANGAROO EXP #3576	4026 SHALLOWFORD RD, CHATTANOOGA, TN, 37411	HAMILTON	AOC-CHATTANOOGA (TYNER)	YES	NO	NO DIESEL
6914592	KANGAROO EXP #3577	3407 AMNICOLA HWY, CHATTANOOGA, TN, 37406	HAMILTON	AOC-CHATTANOOGA (TYNER)	YES	NO	NO DIESEL
6914923	KANGAROO EXP #3589	210 25TH STREET NW, CLEVELAND, TN, 37311	BRADLEY	AOC-CHATTANOOGA (TYNER)	YES	NO	NO DIESEL
6915037	KANGAROO EXP #3590	2214 E WALNUT AVE, DALTON, GA, 30721	WHITFIELD	AOC-CHATTANOOGA (TYNER)	YES	NO	NO DIESEL
6915144	KANGAROO EXP #3591	1200 SOUTH CEDAR, SOUTH PITTSBURG, TN, 37380	MARION	AOC-CHATTANOOGA (TYNER)	YES	NO	NO DIESEL
6915250	KANGAROO EXP #3598	MT VERD ROAD, ATHENS, TN, 37303	MC MINN	AOC-CHATTANOOGA (TYNER)	YES	NO	NO DIESEL
6915367	KANGAROO EXP #3604	1200 CLEVELAND HWY, DALTON, GA, 30721	WHITFIELD	AOC-CHATTANOOGA (TYNER)	YES	NO	NO DIESEL
6915474	KANGAROO EXP #3605	5012 HIXSON PIKE, HIXSON, TN, 37343	HAMILTON	AOC-CHATTANOOGA (TYNER)	YES	NO	NO DIESEL
6915698	KANGAROO EXP #3614	7020 E BRAINERD ROAD, CHATTANOOGA, TN, 37421	HAMILTON	1A0C-CHATTANOOGA (TYNER)	YES	NO	NO DIESEL
6915706	KANGAROO EXP #3616	4900 BRAINERD RD, CHATTANOOGA, TN, 37411	HAMILTON	AOC-CHATTANOOGA (TYNER)	YES	NO	NO DIESEL
6916563	KANGAROO EXP #3510	400 WEST MAIN STREET, LA FAYETTE, GA, 30728	WALKER	AOC-CHATTANOOGA (TYNER)	YES	NO	NO DIESEL
6920458	KANGAROO EXP #3546	3480 KEITH ST NW, CLEVELAND, TN, 37312	BRADLEY	AOC-CHATTANOOGA (TYNER)	YES	NO	NO DIESEL
6920896	KANGAROO EXP #3623	600 ASHLAND TERRACE, RED BANK, TN, 37415	HAMILTON	AOC-CHATTANOOGA (TYNER)	YES	NO	NO DIESEL
6920904	KANGAROO EXP #3624	2300 JENKINS ROAD, CHATTANOOGA, TN, 37421	HAMILTON	AOC-CHATTANOOGA (TYNER)	YES	NO	NO DIESEL
6921126	KANGAROO EXP #3586	4147 HIGHWAY 411, OCOEE, TN, 37361	POLK	AOC-CHATTANOOGA (TYNER)	YES	NO	NO DIESEL
6411508	KANGAROO EXP #3316	1333 LUMPKIN ST, ATHENS, GA, 30606	CLARKE	AOC-DORAVILLE #1	YES	NO	NO DIESEL
6412126	KANGAROO EXP #3320	990 PRINCE AVE, ATHENS, GA, 30605	CLARKE	AOC-DORAVILLE #1	YES	NO	NO DIESEL
5896493	KANGAROO EXP #366	812 5 HORNER BLVD, SANFORD, NC, 27330	LEE	CITGO-SELMA	YES	NO	NO DIESEL
4753851	KANGAROO EXP #258	3000 5 JEFFERSON DAV, IS HWY, SANFORD, NC, 27330	LEE	CITGO SELMA	YES	NO	NO DIESEL
7749005	KANGAROO EXP #906	1501 LIVE OAK ST, BEAUFORT, NC, 28516	CARTERET	CITGO-SELMA	YES	NO	NO DIESEL

7858988	KANGAROO EXP #826	4000 S MEMORIAL DR, GREENVILLE, NC, 27835	PITT	CITGO-SELMA	YES	NO	NO DIESEL
7859093	KANGAROO EXP #854	1207 FOREST HILLS RD, NW, WILSON, NC, 27896	WILSON	CITGO-SELMA	YES	NO	NO DIESEL
7852767	KANGAROO EXP #928	453 BUCK SWAMP RD, GOLDSBORO, NC, 27530	WAYNE	CITGO-SELMA	YES	NO	NO DIESEL
8015786	KANGAROO EXP #3018	504 W SAUNDERS, MAXTON, NC, 28364	ROBESON	CITGO-SELMA	YES	NO	NO DIESEL
6780746	CAMPUS STORE LLC4741	316 EAST 10TH STREET, GREENVILLE, NC, 27858	PITT	CITGO-SELMA	YES	NO	NO DIESEL
6780951	KANGAROO EXP # 827	2195 SOUTH EVANS ST, GREENVILLE, NC, 27834	PITT	CITGO-SELMA	YES	NO	NO DIESEL
6813679	KANGAROO EXP #3005	5617 ROCKFISH RD, HOPE MILLS, NC, 28348	CUMBERLAND	CITGO-SELMA	YES	NO	NO DIESEL
6817522	KANGAROO EXP # 3014	2501 HOPE MILS RD, FAYETTEVILLE, NC, 28306	CUMBERLAND	CITGO-SELMA	YES	NO	NO DIESEL
6817639	KANGAROO EXP # 3001	2450 IRELAND DR, FAYETTEVILLE, NC, 28306	CUMBERLAND	CITGO-SELMA	YES	NO	NO DIESEL
6817746	KANGAROO EXP # 3002	1764 IRELAND DR, FAYETTEVILLE, NC, 28304	CUMBERLAND	CITGO-SELMA	YES	NO	NO DIESEL
6817852	KANGAROO EXP # 486	6605 RAEFORD RD, FAYETTEVILLE, NC, 28304	CUMBERLAND	CITGO-SELMA	YES	NO	NO DIESEL
6818298	KANGAROO EXP # 3007	1302 ROBESON ST, FAYETTEVILLE, NC, 28305	CUMBERLAND	CITGO-SELMA	YES	NO	NO DIESEL
6818306	KANGAROO EXP # 3042	1135 PAMALEE DR, FAYETTEVILLE, NC, 28303	CUMBERLAND	CITGO-SELMA	YES	NO	NO DIESEL
6818413	KANGAROO EXP # 3041	5762 RAMSEY, FAYETTEVILLE, NC, 28311	CUMBERLAND	CITGO-SELMA	YES	NO	NO DIESEL
6851604	KANGAROO EXP #3015	3330 NATAL RD, FAYETTEVILLE, NC, 28306	CUMBERLAND	CITGO-SELMA	YES	NO	NO DIESEL
6851711	KANGAROO EXP #3006	801 NORTH MAIN ST, SPRING LAKE, NC, 28390	CUMBERLAND	CITGO-SELMA	YES	NO	NO DIESEL
5715933	KANGAROO EXP #77S	106 MAIN RD, JOHNS ISLAND, SC, 29455	CHARLESTON	COLONIAL - CHARLESTON	YES	NO	NO DIESEL
7821341	KANGAROO EXP #882	5154 N RHETT AVE, CHARLESTON, SC, 29405	CHARLESTON	COLONIAL - CHARLESTON	YES	NO	NO DIESEL
7822711	KANGAROO EXP #794	1595 TROLLEY RD, SUMMERVILLE, SC, 29485	DORCHESTER	COLONIAL - CHARLESTON	YES	NO	NO DIESEL
7860315	KANGAROO EXP #334	1011 GLENNS BAY RD, SURFSIDE BEACH, SC, 29575	HORRY	COLONIAL - CHARLESTON	YES	NO	NO DIESEL
8139602	KANGAROO EXP #3358	1301 SAM RITTENBERG, RD, CHARLESTON, SC, 29407	CHARLESTON	COLONIAL - CHARLESTON	YES	NO	NO DIESEL
8139719	KANGAROO EXP #3359	1406 SAVANNAH HWY, CHARLESTON, SC, 29407	CHARLESTON	COLONIAL - CHARLESTON	YES	NO	NO DIESEL
6750830	KANGAROO EXP #403	2005 BUS HWY 17 - WOODLAND DR, GARDEN CITY BEACH, SC, 29576	HORRY	COLONIAL - CHARLESTON	YES	NO	NO DIESEL
6751499	KANGAROO EXP #301	3730 HWY 17 BYPASS, MURRELLS INLET, SC, 29576	GEORGETOWN	COLONIAL - CHARLESTON	YES	NO	NO DIESEL
6751614	KANGAROO EXP #791	315 CHURCH ST, GEORGETOWN, SC, 29440	GEORGETOWN	COLONIAL - CHARLESTON	YES	NO	NO DIESEL
6751721	KANGAROO EXP #792	2591 GLENS BAY RD, SURFSIDE BEACH, SC, 29575	HORRY	COLONIAL - CHARLESTON	YES	NO	NO DIESEL
6752661	KANGAROO EXP # 820	906 FOLLY ROAD, JAMES ISLAND, SC, 29412	CHARLESTON	COLONIAL - CHARLESTON	YES	NO	NO DIESEL
6753222	KANGAROO EXP # 594	1210 CENTRAL AVENUE, SUMMERVILLE, SC, 29483	CHARLESTON	COLONIAL - CHARLESTON	YES	NO	NO DIESEL
6753552	KANGAROO EXP # 593	201 W 5TH ST N, SUMMERVILLE, SC, 29483	CHARLESTON	COLONIAL - CHARLESTON	YES	NO	NO DIESEL
6753669	KANGAROO EXP # 288	2572 ASHLEY RIVER RD, CHARLESTON, SC, 29414	CHARLESTON	COLONIAL - CHARLESTON	YES	NO	NO DIESEL
6753883	KANGAROO EXP # 788	207 OLD TROLLEY ROAD, SUMMERVILLE, SC, 29483	CHARLESTON	COLONIAL - CHARLESTON	YES	NO	NO DIESEL
6753990	KANGAROO EXP # 845	9195 UNIVERSITY BLVD, NORTH CHARLESTON, SC, 29406	CHARLESTON	COLONIAL - CHARLESTON	YES	NO	NO DIESEL
6754006	KANGAROO EXP # 848	1786 MAIN ROAD, JOHNS ISLAND, SC, 29455	CHARLESTON	COLONIAL - CHARLESTON	YES	NO	NO DIESEL
6754113	KANGAROO EXP # 880	1805 SAVANNAH HWY, CHARLESTON, SC, 29407	CHARLESTON	COLONIAL CHARLESTON	YES	NO	NO DIESEL

6754220	KANGAROO EXP # 839	42 CENTER STREET, FOLLY BEACH, SC, 29439	CHARLESTON	COLONIAL - CHARLESTON	YES	NO	NO DIESEL
6754337	KANGAROO EXP # 498	5098 DORCHESTER RD, CHARLESTON, SC, 29418	CHARLESTON	COLONIAL - CHARLESTON	YES	NO	NO DIESEL
6757462	KANGAROO EXP # 883	6923 RIVERS AVENUE, NORTH CHARLESTON, SC, 29406	CHARLESTON	COLONIAL - CHARLESTON	YES	NO	NO DIESEL
6759179	KANGAROO EXP #3491	49 BLACKGUM RD, PAWLEYS ISLAND, SC, 29585	GEORGETOWN	COLONIAL - CHARLESTON	YES	NO	NO DIESEL
6773220	KANGAROO EXP It 3058	10459 OCEAN HWY, PAWLEYS ISLAND, SC, 29585	GEORGETOWN	COLONIAL - CHARLESTON	YES	NO	NO DIESEL
6606891	KANGAROO EXP #3870	605 NORTH HIGHWAY 52, MONCKS CORNER, SC, 29461	BERKELEY	COLONIAL - CHARLESTON	YES	NO	NO DIESEL
7749112	KANGAROO EXP #907	845 ROBERT SMALLS PK, WY, BEAUFORT, SC, 29906	BEAUFORT	COLONIAL - SAVANNAH	YES	NO	NO DIESEL
7821127	KANGAROO EXP #277	71 MATHEWS DR, HILTON HEAD ISLAND, SC, 29926	BEAUFORT	COLONIAL - SAVANNAH	YES	NO	NO DIESEL
7822489	KANGAROO EXP #490	1000 RIBAULT ST, PORT ROYAL, SC, 29935	BEAUFORT	COLONIAL - SAVANNAH	YES	NO	NO DIESEL
7822828	KANGAROO EXP #787	1 GUMTREE RD, HILTON HEAD ISLAND, SC, 29926	BEAUFORT	COLONIAL-SAVANNAH	YES	NO	NO DIESEL
7839756	KANGAROO EXP #917	1553 FORDING ISLAND, HILTON HEAD ISLAND, SC, 29928	BEAUFORT	COLONIAL - SAVANNAH	YES	NO	NO DIESEL
8017550	KANGAROO EXP #855	6 PALMETTO BAY, HILTON HEAD ISLAND, SC, 29928	BEAUFORT	COLONIAL - SAVANNAH	YES	NO	NO DIESEL
8081846	KANGAROO EXP #862	290 ROBERT SMALL PKW, Y, BEAUFORT, SC, 29902	BEAUFORT	COLONIAL - SAVANNAH	YES	NO	NO DIESEL
6751051	CORNER STOP 4707	6306 CAROLINA BEACH, WILMINGTON, NC, 28412	NEW HANOVER	WILMINGTON NC-Hess	YES	NO	NO DIESEL
6909824	KANGAROO EXP #3630	14 D MARK CUMMINGS R, D, HARDEEVILLE, SC, 29927	JASPER	COLONIAL-SAVANNAH	YES	NO	NO DIESEL
7858764	KANGAROO EXP #818	HGWY 86, HILLSBOROUGH, NC, 27278	ORANGE	GREENSBORO NC-Transmontaigne	YES	NO	NO DIESEL
6788756	KANGAROO EXP #161	1031 HWY 87 NORTH, ELON COLLEGE, NC, 27244	ALAMANCE	GREENSBORO NC-Transmontaigne	YES	NO	NO DIESEL
6788863	KANGAROO EXP # 426	295 EAST PARRIS AVE, HIGH POINT, NC, 27261	GUILFORD	GREENSBORO NC-Transmontaigne	YES	NO	NO DIESEL
6813919	KANGAROO EXP # 795	2010 W MOUNTAIN ST, KERNERSVILLE, NC, 27284	FORSYTH	GREENSBORO NC-Transmontaigne	YES	NO	NO DIESEL
6824056	KANGAROO EXP II 174	620 WEST ST, PITTSBORO, NC, 27312	CHATHAM	GREENSBORO NC-Transmontaigne	YES	NO	NO DIESEL
6833230	KANGAROO EXP # 182	300 S SALISBURY, SPENCER, NC, 28159	ROWAN	GREENSBORO NC-Transmontaigne	YES	NO	NO DIESEL
4238754	KANGAROO EXP #150	121 E SWANNANOA AVE, LIBERTY, NC, 27298	RANDOLPH	GRNSBORO NC-MAGLN MRKT FRNDSHP	YES	NO	NO DIESEL
6759716	KANGAROO EXP # 3102	201 S ESTES DRIVE, CHAPEL HILL, NC, 27515	ORANGE	GRNSBORO NC-MAGLN MRKT FRNDSHP	YES	NO	NO DIESEL
6917793	KANGAROO EXP # 2907	5160 S PINE AVENUE, OCALA, FL, 34480	MARION	MARATHON ASHLAND - TAMPA	YES	NO	NO DIESEL
6919021	KANGAROO EXP # 6183	743 HIGHWAY 41 SOUTH, INVERNESS, FL, 34450	CITRUS	MARATHON ASHLAND - TAMPA	YES	NO	NO DIESEL
6404370	KANGAROO EXP #2908	8664 SW 103RD STREET, RD, OCALA, FL, 34481	MARION	MARATHON ASHLAND - TAMPA	YES	NO	NO DIESEL
6918577	KANGAROO EXP It 6086	1500 SINGLETON AVE N, TITUSVILLE, FL, 32796	BREVARD	TAFT FL KINDER MORGAN	YES	NO	NO DIESEL
6918684	KANGAROO EXP # 6087	2455 N WICKHAM ROAD, MELBOURNE, FL, 32935	BREVARD	TAFT FL KINDER MORGAN	YES	NO	NO DIESEL
6918791	KANGAROO EXP # 6131	4001 N WICKHAM ROAD, MELBOURNE, FL, 32935	BREVARD	TAFT FL KINDER MORGAN	YES	NO	NO DIESEL
2436772	KANGAROO EXP #386	500 JONES FERRY ROAD, CARRBORO, NC, 27510	ORANGE	THE PANTRY INC	YES	NO	NO DIESEL
2438992	KANGAROO EXP #463	301 PROVIDENCE RD, CLARKSVILLE, TN, 37042	MONTGOMERY	THE PANTRY INC	YES	NO	NO DIESEL
2431955	KANGAROO EXP #382	1204 HIGHWAY 70 EAST, HILLSBOROUGH, NC, 27278	ORANGE	THE PANTRY INC	YES	NO	NO DIESEL
2431468	KANGAROO EXP #481	3458 S MAIN ST, HOPE MILLS, NC, 28348	CUMBERLAND	THE PANTRY INC	YES	NO	NO DIESEL
2431377	KANGAROO EXP #112	110 W HAGGARD ST, ELON COLLEGE, NC, 27244	ALAMANCE	THE PANTRY INC	YES	NO	NO DIESEL

2430882	KANGAROO EXP #441	1013 S MAIN ST, GRAHAM, NC, 27253	ALAMANCE	THE PANTRY INC	YES	NO	NO DIESEL
2430692	KANGAROO EXP #422	511 HWY 17 & 6TH AVE, NORTH MYRTLE BEACH, SC, 29582	HORRY	THE PANTRY INC	YES	NO	NO DIESEL
2429801	KANGAROO EXP #295	1810 S RIBOUTT ROAD, PORT ROYAL SC, 29935	BEAUFORT	THE PANTRY INC	YES	NO	NO DIESEL
, 2419679	KANGAROO EXP #451	1801 MADISON ST, CLARKSVILLE, TN, 37043	MONTGOMERY	THE PANTRY INC	YES	NO	NO DIESEL
2419885	KANGAROO EXP #473	1791 WILMA RUDOLPH, BLVD, CLARKSVILLE, TN, 37040	MONTGOMERY	THE PANTRY INC	YES	NO	NO DIESEL
2420495	L & R MARKET 4708	601 HARTSVILLE PK RD, GALLATIN, TN, 37066	SUMNER	THE PANTRY INC	YES	NO	NO DIESEL
2418671	KANGAROO EXP #402	560 DOVER RD, CLARKSVILLE, TN, 37042	MONTGOMERY	THE PANTRY INC	YES	NO	NO DIESEL
2419083	KANGAROO EXP #407	1874 MEMORIAL DR, CLARKSVILLE, TN, 37043	MONTGOMERY	THE PANTRY INC	YES	NO	NO DIESEL
2419398	KANGAROO EXP #443	648 LAFAYETTE RD, CLARKSVILLE, TN, 37042	MONTGOMERY	THE PANTRY INC	YES	NO	NO DIESEL
2417509	KANGAROO EXP #420	407 HOPKINSVILLE RD, RUSSELLVILLE, KY, 42276	LOGAN	THE PANTRY INC	YES	NO	NO DIESEL
2417830	KANGAROO EXP #679	2175 RUSSELLVILLE RD, HOPKINSVILLE, KY, 42240	CHRISTIAN	THE PANTRY INC	YES	NO	NO DIESEL
2417277	KANGAROO EXP #391	3249 LAFAYETTE RD, HOPKINSVILLE, KY, 42240	CHRISTIAN	THE PANTRY INC	YES	NO	NO DIESEL
2416014	KANGAROO EXP #405	3006 HAWKINS AVE, SANFORD, NC, 27330	LEE	THE PANTRY INC	YES	NO	NO DIESEL
2417335	KANGAROO EXP #394	932 N MAIN ST, HOPKINSVILLE, KY, 42240	CHRISTIAN	THE PANTRY INC	YES	NO	NO DIESEL
2416394	KANGAROO EXP #358	6428 CAMDEN RD, FAYETTEVILLE, NC, 28306	CUMBERLAND	THE PANTRY INC	YES	NO	NO DIESEL
2417434	KANGAROO EXP #419	1034 N MAIN ST, RUSSELLVILLE, KY, 42276	LOGAN	THE PANTRY INC	YES	NO	NO DIESEL
2424257	KANGAROO EXP #474	302 W NORTHFIELD BLV, MURFREESBORO, TN, 37129	RUTHERFORD	THE PANTRY INC	YES	NO	NO DIESEL
2439206	KANGAROO EXP #3048	9615 FAYETTEVILL RD, RAEFORD, NC, 28376	HOKE	THE PANTRY INC	YES	NO	NO DIESEL
2442044	KANGAROO EXP #3101	2229 HWY 54 E, CHAPEL HILL, NC, 27514	ORANGE	THE PANTRY INC	YES	NO	NO DIESEL
2416667	KANGAROO EXP #3139	1208 BRAGG BLVD, FAYETTEVILLE, NC, 28301	CUMBERLAND	THE PANTRY INC	YES	NO	NO DIESEL
2424877	KANGAROO EXP #3069	4815 HWY 17 S, NORTH MYRTLE BEACH, SC, 29582	HORRY	THE PANTRY INC	YES	NO	NO DIESEL
2435741	KANGAROO EXP #3244	1851 WHISKEY RD, AIKEN, SC, 29801	AIKEN	THE PANTRY INC	YES	NO	NO DIESEL
2437267	KANGAROO EXP #3271	2655 COLUMBIA HWY N, AIKEN, SC, 29801	AIKEN	THE PANTRY INC	YES	NO	NO DIESEL
2437580	KANGAROO EXP #3266	3003 DEANS BRIDGE RD, AUGUSTA, GA, 30906	RICHMOND	THE PANTRY INC	YES	NO	NO DIESEL
2438018	KANGAROO EXP #3261	3011 WASHINGTON RD, AUGUSTA, GA, 30907	RICHMOND	THE PANTRY INC	YES	NO	NO DIESEL
2438224	KANGAROO EXP #3262	3434 WRIGHTBORO, AUGUSTA, GA, 30909	RICHMOND	THE PANTRY INC	YES	NO	NO DIESEL
2438539	KANGAROO EXP #3263	4101 WINDSOR SPGS RD, HEPHZIBAH, GA, 30815	RICHMOND	THE PANTRY INC	YES	NO	NO DIESEL
2442143	KANGAROO EXP #3264	2822 PEACH ORCHRD RD, AUGUSTA, GA, 30907	RICHMOND	THE PANTRY INC	YES	NO	NO DIESEL
2443851	KANGAROO EXP #3254	1019 S LAKE DRIVE, LEXINGTON, SC, 29073	LEXINGTON	THE PANTRY INC	YES	NO	NO DIESEL
2765584	4660 PARK AND SHOP	1513 E 11TH ST, SILER CITY, NC, 27344	CHATHAM	THE PANTRY INC	YES	NO	NO DIESEL
2765691	KANGAROO EXP # 3840	170 BEVERLY LANE, SOUTHERN PINES, NC, 28387	MOORE	THE PANTRY INC	YES	NO	NO DIESEL
2765014	KANGAROO EXP #3842	7249 US HWY 15-501, CARTHAGE, NC, 28327	MOORE	THE PANTRY INC	YES	NO	NO DIESEL
7860083	KANGAROO EXP #467	1130 N HOWE ST, SOUTHPORT, NC, 28461	BRUNSWICK	WILMINGTON NC-Hess	YES	NO	NO DIESEL
7753023	KANGAROO EXP #930	1731 LEJEUNE BLVD, JACKSONVILLE, NC, 28540	ONSLOW	WILMINGTON NC-Hess	YES	NO	NO DIESEL

6750947	KANGAROO EXP #437	6759 CAROLINE BCH RD, WILMINGTON, NC, 28409	NEW HANOVER	WILMINGTON NC-Hess	YES	NO	NO DIESEL
6751168	KANGAROO EXP #464	2375 17TH ST - MEDIC, AL CTR, WILMINGTON, NC, 28401	NEW HANOVER	WILMINGTON NC-Hess	YES	NO	NO DIESEL
6751275	KANGAROO EXP #484	5800 CASTLE HAYNE RD, CASTLE HAYNE, NC, 28429	NEW HANOVER	WILMINGTON NC-Hess	YES	NO	NO DIESEL
6751382	KANGAROO EXP #3135	100 YAUPON DR, LONG BEACH, NC, 28465	BRUNSWICK	WILMINGTON NC-Hess	YES	NO	NO DIESEL
6751945	KANGAROO EXP #853	2995 10TH AVE, MYRTLE BEACH, SC, 29577	HORRY	WILMINGTON NC-Hess	YES	NO	NO DIESEL
6771513	KANGAROO EXP # 273	3305 N KINGS HWY, MYRTLE BEACH, SC, 29577	HORRY	WILMINGTON NC-Hess	YES	NO	NO DIESEL
6771943	KANGAROO EXP # 3241	1405 S KINGS HWY, MYRTLE BEACH, SC, 29577	HORRY	WILMINGTON NC-Hess	YES	NO	NO DIESEL
6772057	KANGAROO EXP #3061	400 SEA MOUNTAIN HWY, NORTH MYRTLE BEACH, SC, 29582	HORRY	WILMINGTON NC-Hess	YES	NO	NO DIESEL
6772164	KANGAROO EXP # 3066	4509 HWY 17, NORTH MYRTLE BEACH, SC, 29582	HORRY	WILMINGTON NC-Hess	YES	NO	NO DIESEL
6772271	KANGAROO EXP # 3484	1501 HWY 17 NORTH, NORTH MYRTLE BEACH, SC, 29582	HORRY	WILMINGTON NC-Hess	YES	NO	NO DIESEL
6772495	KANGAROO EXP # 3228	1600 CHURCH ST, CONWAY, SC, 29526	HORRY	WILMINGTON NC-Hess	YES	NO	NO DIESEL
6772503	KANGAROO EXP # 3049	7095 OCEAN HWY W, OCEAN ISLE BEACH, NC, 28469	BRUNSWICK	WILMINGTON NC-Hess	YES	NO	NO DIESEL
6673438	PANTRY # 3065	1350 KINGS HWY, NORTH MYRTLE BEACH, SC, 29582	HORRY	WILMINGTON NC-Hess	YES	NO	NO DIESEL
6824387	KANGAROO EXP # 825	2561 ONSLOW DR, JACKSONVILLE, NC, 28540	ONSLOW	WILMINGTON NC-Hess	YES	NO	NO DIESEL
6864458	KANGAROO EXP #3059	5600 SOUTH KING HWY, MYRTLE BEACH, SC, 29575	HORRY	WILMINGTON NC-Hess	YES	NO	NO DIESEL

RIDER TO BRANDED JOBBER CONTRACT

THIS RIDER TO BRANDED JOBBER CONTRACT (“Rider”) dated effective January 7, 2013 modifies and supplements that certain Branded Jobber Contract dated December 31, 2012 (“Branded Jobber Contract”) by and between BP Products North America Inc., a Maryland corporation (“Company”) and The Pantry, Inc., a Delaware corporation (“Jobber”).

WITNESSETH:

WHEREAS,  Company and Jobber have entered into the Branded Jobber Contract for the resale of Company’s trademarked motor fuels, motor oils and other products to the motoring public at the Approved Retail Sites identified therein;

WHEREAS,  that the following further terms and conditions are incorporated into and made a part of the Branded Jobber Contract, which together with this Rider and any addenda and amendments thereto, are herein referred to as the “Branded Jobber Contract”. Terms not defined in this Rider shall have the meaning ascribed to them in the Branded Jobber Contract.

1. Term. Section 1 of the Branded Jobber Contract is deleted in its entirety and replaced with the following:

1.            Term.  The term (“Term”) covered by this Contract will be for a period of seven (7) years beginning January 1, 2013 and ending on December 31, 2019, unless terminated earlier by law or by the terms of this Contract, or unless extended by mutual written agreement of Company and Jobber.

2. Minimum Volume Requirements. Sections 2(f) and (g) of the Branded Jobber Contract are deleted in their entirety and replaced with the following:

(f)

Minimum Annual Volume Requirement - Total. Jobber will be required to purchase at least [***] gallons during every continuous 12-month period during the Term, as adjusted pursuant to the terms of this Contract (“Total Annual Volume Requirement”), with the first period commencing on the beginning date of the Term. In the event that Jobber fails for any reason to acquire from Company the minimum amount of Total Annual Volume Requirement required for each applicable 12-month period, Jobber will be in breach of this Contract, and Company may, as its exclusive remedy for breaching the Total Annual Volume Requirement, require Jobber to pay $0.02 times the difference between the Total Annual Volume Requirement and the number of gallons purchased for the applicable 12-month period. Notwithstanding the foregoing, if a Product run-out, event of Force Majeure, or partial or total interruption, loss, or shortage of transportation facilities or supplies of Company will prevent Jobber from lifting Product at Jobber’s Designated Terminals at any time, Company shall allow Jobber to (A) lift from another Company terminal if volume is available, or (B) if not available (as determined by Company), receive a pro rata deduction from its Total Annual Volume Requirement based on the period Jobber is unable to lift volume. These options may apply only to those contract quantities that would have been lifted during the run-out period if Jobber had lifted ratably throughout the period. In addition to the foregoing, if willful misconduct by Company directly causes demand for Company’s branded fuel to be reduced, Company may allow Jobber to receive a deduction from its Total Annual Volume Requirement based on the amount Company reasonably estimates was caused directly by Company’s misconduct.

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(g)

Minimum Annual Volume Requirement - Per Site. Jobber will be required to purchase a minimum of [***] gallons of Products during every continuous 12-month period during the Term for each and every Approved Retail Site (“Per Site Annual Volume Requirement”), with the first period commencing on the beginning of the Term. In the event that Jobber fails for any reason to acquire from Company the minimum amount of Per Site Annual Site Volume Requirement required for each applicable 12-month period for any one Approved Retail Site, Company may revoke its approval of such Approved Retail Site, at which time it will automatically be removed from the list of Approved Retail Sites set forth on Attachment A of this Contract. Such revocation of approval shall be the sole and exclusive remedy for any failure to meet the Per Site Annual Volume Requirement. If Company removes an Approved Retail Site for failure to meet the Per Site Annual Site Volume Requirement and such Approved Retail Site is not then in default of any other requirements under this Contract for Approved Retail Sites, then the Total Annual Volume Requirement shall be reduced in accordance with Section 4(f) of the Rider. Notwithstanding the foregoing, (i) this Paragraph 2(g) will not become effective until the later to occur of (A) [***], or (B) [***], and (ii) the Per Site Annual Volume Requirement will not apply to those sites identified on Exhibit A [***].

3. Addition of Approved Retail Sites. Jobber may add up to twenty (20) additional Approved Retail Sites per year if such new sites are approved by Company. Company agrees that it will not withhold consent to add a new site as an Approved Retail Site provided the following criteria are met: (a) using Company’s commercially reasonable business judgment, the new site is in a location (including whether the location will be in conflict with another Company branded site) and has an overall square footage that is deemed desirable by Company; (b) the new site has or will meet Company’s then existing brand and image requirements; (c) Jobber is not then in default of the Branded Jobber Contract beyond any applicable cure period; (d) Jobber has provided Company with supporting documentation demonstrating that the new site will meet or exceed the Per Site Annual Volume Requirement, (e) the site is not currently operating as a Company branded station supplied by another BP jobber or dealer (unless otherwise agreed to be added in writing by the then current jobber or dealer; provided that BP also approves such addition in writing); and (f) the new site meets the requirements set forth in Section 6(a) of the Branded Jobber Contract. Notwithstanding the foregoing, Company’s approval of a new site shall not be deemed a representation or warranty by Company that such new site will perform as predicted, that it will be profitable, that it will sell volume in excess of the Per Site Annual Volume Requirement, or that it is an economical investment by Jobber. Jobber agrees that its decision to acquire or lease any property or to enter into any supply agreements with the occupant of any property will be made independent of any decision by Company on whether to add the new site as an Approved Retail Site, and shall be based on Jobber’s own due diligence of the new site.

4. Removal of Approved Retail Sites.

a.

If there is an Approved Retail Site that (i) does not meet or exceed the Per Site Annual Volume Requirement as defined in Section 2(g) of the Branded Jobber Contract despite commercially reasonable attempts by Jobber, Jobber may request that Company remove the Approved Retail Site from Attachment A by sending such request to Company in writing. If Company agrees that the Approved Retail Site meets the foregoing criteria, the parties shall execute an amendment removing the Approved Retail Site from Attachment A.

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

b.

If Jobber sells an Approved Retail Site to an unrelated third party, or if the Approved Retail Site will be permanently removed as a petroleum products retail location, Jobber may remove the Approved Retail Site from Attachment A by sending such request to Company in writing more than sixty (60) days prior to such sale or removal, along with documentation evidencing that the criteria has been satisfied. If Company agrees that the Approved Retail Site meets the foregoing criteria, the parties shall execute an amendment removing the Approved Retail Site from Attachment A.

c.

Jobber shall have the right to remove the Approved Retail Sites listed on Exhibit B (“Approved Removal Sites”) from Attachment A at any time on or before December 31, 2013. If an Approved Removal Site has been timely removed from Attachment A, then Jobber may sell either unbranded or the fuel of any other fuel supplier at such location.

d.

If Jobber desires to convert an Approved Retail Site to an unbranded location (or branded Kangaroo Express without any other fuel related co-brand) still being supplied by Company, Jobber shall send written notice to Company setting forth (a) a description of the Approved Retail Sites it desires to convert, and (b) the proposed timeline for the conversion. Within thirty (30) days after receiving such notice, if Company and Jobber are not then parties to an unbranded supply agreement, Company shall submit to Jobber for review a draft unbranded supply agreement containing pricing and supply terms no less favorable than the Branded Jobber Contract. [***] (b) the Approved Retail Sites requested for conversion over the Term of this Branded Jobber Contract are diversified in representation, such that Approved Retail Sites being converted are not primarily top producing sites, and (c) the density of remaining Approved Retail Sites in the Market Area is adequately disbursed throughout the Market Area. If any of the foregoing requirements are not satisfied, then such Approved Retail Site shall not be converted unless consented to in writing by Company, which consent Company may withhold in its sole and absolute discretion. For purposes of this paragraph, a “Market Area” shall mean (a) a municipality with a population of more than 7,000 people (“Population Minimum”), (b) for municipalities with less than the Population Minimum, a metropolitan area with more than the Population Minimum, and (c) for areas that do not meet either (a) or (b), the County in which the Approved Retail Site is located.

e.

[***] may be removed from the Approved Retail Site list in any calendar year pursuant to this Section 4; provided, however, that any Approved Retail Sites timely removed in accordance with Section 4(c) shall not count toward the maximum amount of Approved Retail Sites that may be removed for the 2013 calendar year.

f.

An Approved Retail Site may not be removed pursuant to this Section 4 if the Product purchased for such Approved Retail Site in the immediately prior twelve (12) month period subtracted from all of the Product purchased by Jobber under this Branded Jobber Contract for the same period (subtracting out any Product purchased by Jobber for sites that have also been removed from the list of Approved Retail Sites) results in a sum that is less than the Minimum Annual Amount (hereinafter defined).

g.

If an Approved Retail Site is removed pursuant to 2(g), 4(a), 4(b) or 4(c) of this Rider, then Jobber’s Total Annual Volume Requirement shall be reduced by an amount equal to the number of gallons of Product sold from such former Approved Retail Site for the twelve (12) month period immediately prior to such removal; [***]. The lower Total Annual Volume Requirement shall commence on the day of the removal, and shall be prorated for any partial year.

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

h.

If an Approved Retail Site is converted to unbranded pursuant to 4(d), the purchases of unbranded fuel from Company for such former Approved Retail Site shall be counted toward the Total Annual Volume Requirement.

i.	Nothing in this paragraph shall require Company to remove any deed restrictions from any Approved Retail Sites.

5. Jobber Buying Price.

a.

Section 3(a) of the Branded Jobber Contract is amended to delete the definition of Jobber Buying Price contained therein, and replace with the following definition, which is intended to be consistent with the unbranded fuel agreement price executed by the parties simultaneously herewith: The price shown on Schedule A attached hereto, which includes common carrier pipeline tariffs, for-hire barge and shipping costs or third party terminalling costs. For OPIS, Platts and ARGUS priced deals, the following pricing days will be used: (a) for Saturday and Sunday the price effective date is the Friday immediately prior to the date the Product is lifted; (b) for holidays and/or days the index is not quoted, the price effective date is the first day immediately prior to the lifting date that the index was quoted; and (c) for all other lifting dates, the price effective for the lifting day. If the index used for pricing ceases to be published, then the parties shall mutually agree upon an appropriate industry-wide substitute market price quotation methodology for the applicable terminal reflecting as closely as reasonably possible the relevant product index price which is then available.

b.	The last sentence of Section 3(a) of the Branded Jobber Contract is amended to read as follows:

“In addition to the applicable Jobber Buying Price, Jobber will also pay all other charges applicable to branded jobbers on a network wide basis and those charges categorized in Paragraph 25 of the Contract. Examples of the charges applicable to branded jobbers on a network wide basis include charges associated with the brand assurance program, the fees referenced in Section 8 of the Contract, fees set forth in any separate agreement between Jobber and Company, and charges similar thereto.”

6. Market Withdrawal De-Branding Costs. If Company terminates the Branded Jobber Contract with respect to certain locations pursuant to Section 16(c) of the Branded Jobber Contract as a result of a market withdrawal, as defined in the PMPA, [***]. [***] costs to remove the Company Trade Identities, and shall specifically exclude any costs to replace imaging materials or repair any damage caused by such removal.

7. Reimaging Costs. If Company determines to make a material change to its Trade Identities during the Term of the Branded Jobber Contract, Company shall send written notice of its determination to Jobber. If Jobber has incurred costs during the Term that have not been reimbursed for the installation of new Qualified Trade Identities (hereinafter defined) that exceeds more than [***] in the aggregate (“Aggregate Qualifying Costs”), then Jobber shall submit to Company the Back-up Documents (defined below) within thirty (30) days after receiving such notice. If Jobber has not exceeded the Aggregate Qualifying Costs, then within thirty (30) days after receiving written notice Jobber shall deliver to Company a list of all Approved Retail Sites and Back-Up Documents where Jobber has incurred costs during the Term (without any reimbursement by Company) for the installation of new Qualified Trade Identities that exceeded more than [***] (“Per Site Qualifying Costs”). For purposes of this paragraph,

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

“Back-up Documents” means all of the following: (a) a description of the Qualified Trade Identities (including a description of those portions not containing Company Trade Identities, such as a co-branded sign, which portions Jobber acknowledges shall be reduced on a pro rata basis, from the costs submitted to Company), (b) the date of installation of each item installed (by month and year), and (c) a breakdown of costs incurred for labor and equipment. “Qualified Trade Identities” are the following types of Company Trade Identities, which list is an exhaustive list of those allowed to be included for purpose of this Section 7: MPD, MID, price signs, canopy fascia, and spanner signs. If Jobber met or exceeded the Aggregate Qualifying Costs, Company agrees to reimburse Jobber the remaining unamortized value of the Aggregate Qualifying Costs calculated on a straight line basis over the Term of the Branded Jobber Contract (such amortization for any particular cost commencing in the year in which each cost was incurred) not to exceed a total reimbursement of [***] multiplied by the number of Approved Retail Sites which had costs included in the Aggregate Qualifying Costs. If Jobber has not met or exceeded the Aggregate Qualifying Costs, Company agrees to reimburse Jobber the remaining unamortized value of the Per Site Qualifying Costs calculated on a straight line basis over the Term of the Branded Jobber Contract commencing on the date the cost is incurred, not to exceed the lesser of (i) [***], or (ii) the [***]. For example, if Jobber incurs [***] in costs for an Approved Retail Site on the second anniversary of the commencement date of the Branded Jobber Contract, the total Term is 5 years, and Company requires that Jobber re-image on the fourth anniversary of the commencement date of the Branded Jobber Contract, Company will reimburse Jobber [***] for that Approved Retail Site (assuming that the [***]).

8. Signage. Company and Jobber agree that for any Approved Retail Sites that Company approves as co-existing with the Kangaroo Express brand, the signage attached as Exhibit C to this Rider is approved by Company for use at such Approved Retail Site. Jobber acknowledges and agrees that only Company Trade Identities may be used on the canopy.

9. Retalix POS System. Jobber may convert any of the Approved Retail Sites to the Retalix POS system. Given the very limited deployment of the Jobber Retalix POS system in the BP Network, company makes no representations or warranties regarding the Retalix POS system, any software associated therewith, or its compatibility with the BP Network. Jobber shall assume all risk associated with the Retalix POS system, and shall pay any and all costs required to install, repair, maintain, replace, or support the Retalix POS system (including any software associated therewith) during the Term of the Branded Jobber Contract.

10. Card Fees.

(a)      Transaction Fees for Fuelman FleetCards. Effective with the inclusion of Fuelman cards into the BP card slate in 2013, [***]. Within thirty (30) days after the end of each calendar year, Jobber shall submit to Company a written notice showing the amount of per transaction fees paid by Jobber for transactions made with Fuelman FleetCards credit cards at the Approved Retail Sites during the calendar year. To the extent the amount of per transaction fees paid by Jobber for Fuelman FleetCards in any calendar year [***].

(b)      Other Credit Card Fees. Company will periodically adjust its fees for payment card processing in response to legislation, regulation, litigation, and actions taken by payment card associations and networks. BP in good faith will attempt to keep those fees competitive with fees charged by other payment card processors. [***].

(c)      [***].

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(d)      If any litigation, governmental action, or action of one or more credit card companies results in the recovery by Company of fees that were previously passed though by Company to Jobber, such recovery shall be the property of Jobber and Company shall transfer to Jobber any funds paid to Company to which Jobber is entitled. Jobber acknowledges and agrees that since Company processes payment cards on a broad scale for the BP branded marketers, Company may be required to use blended, combined or estimated rates in determining Jobber’s portion of any such recovery. If Jobber is entitled to make a direct claim for any recovery, Company’s obligation shall be limited to furnishing Jobber with records necessary for Jobber to make its claim, to the extent Company has such records.

11. Payment Methods including Credit Cards. Section 8 of the Branded Jobber Contract is deleted in its entirety and replaced with the following:

8.            Payment Methods including Credit Cards.

(a)     Company’s Payment Methods Program. Company may from time to time endorse and sponsor specific proprietary and third party payment methods including certain credit cards, charge cards, fleet cards, debit cards, pre-paid cards and the like (individually or collectively, “Payment Methods”) for use at specified Approved Retail Sites selling Company’s Products. Company will not be obligated to sponsor or participate in any specific Payment Methods program, or may withdraw its sponsorship of, or participation in, any such program at any time, or may condition any sponsorship or participation upon payment of service, equipment or other fees by Jobber; provided, however, that at least 5 days advance notice shall be given of any change any Payment Methods. If Company does sponsor a Payment Methods program (“Payment Methods Program”), Jobber agrees that Company’s proprietary Payment Methods and all third party Payment Methods specified by Company will be accepted at each payment point (including card readers-in-dispensers, if present) at each Approved Retail Site including, but not limited to, cents off per gallon loyalty cards and other Company proprietary reward program cards (except where prohibited by law). Jobber will strictly comply with the operating rules, terms and conditions of any Payment Methods Program that Company may sponsor, by and through any manuals, bulletins, or other forms of written or electronic communications, as issued and as amended from time to time.

Company will have the right to charge back sales transaction amounts made by Jobber’s customers or by customers of its Jobber Marketers for a period of 6 months from the date of a transaction. Jobber must maintain, or cause to maintain a paper record of each transaction (including the actual draft generated at the time of sale) for a period of 6 months. This obligation to maintain a paper record of each transaction does not impose any obligation on Jobber to retain a similar electronic record.

For purposes of this Contract, the “BP Network”  means the equipment and software referred to as the Electronic Payment Server (“EPS”) box required by Company and which is located at the Approved Retail Sites combined with the wide area network infrastructure outsourced by Company, both of which act as the interface between the Approved Retail Site and the processor selected by Company (“Settlement Processor”), to ultimately transfer Cardholder Data (defined below) collected by Approved Retail Sites for authorization and settlement. Company makes no representations or warranties that it will perform the duties of the Settlement Processor or contract with any affiliate or unrelated party to perform the duties of the Settlement Processor. Jobber acknowledges and agrees that (i) if Company designates a Settlement Processor for any Approved Retail Site(s), that Jobber will use such Settlement Processor; and (ii) if no Settlement Processor is designated for an Approved Retail Site, or if a Settlement Processor ceases to perform such services, Jobber will be responsible for contracting with an approved party to perform the duties of the Settlement Processor, and (iii) Jobber fully releases Company from any acts or omissions of the Settlement Processor.

Company transfers Jobber’s payment card transactions to the Settlement Processor on behalf of Jobber for purposes of processing settlement. Jobber acknowledges and agrees that Company is only liable to Jobber for any non-received payment card transaction settlement funds to the extent that Company actually received such payment card transaction settlement funds from the Settlement Processor.

(b)     Electronic point-of-sale equipment, software and firmware. (i) Jobber will comply with Company’s point-of-sale policies and guidelines, as amended from time to time. Prior to selling any Products at any Approved Retail Site(s) and connecting to the BP Network, Jobber will purchase and install, or cause to be installed with a Company-approved provider, at each Approved Retail Site electronic point-of-sale equipment approved by Company (“Approved POS”) for processing transactions on the BP Network. Lists of Company-approved providers and Approved POS have been provided in writing to Jobber. The purchase and installation of the Approved POS will be at the sole cost and expense of Jobber. If at any time there are new requirements for point-of-sale equipment, within six (6) months of Company’s request, Jobber will upgrade, or cause to be upgraded such Approved POS equipment as specified by Company at Jobber’s sole costs. Subject to this Section, all such Approved POS equipment will, at all times, be connected to the BP Network and will be operated using Company’s required most current Payment Methods software and firmware. Jobber will install Company’s required most current software and firmware within 6 months of its release. Jobber shall own and/or be fully liable for the Approved POS equipment that is installed at each Approved Retail Site including all duties and responsibilities for maintenance and security in full compliance with this Contract. Jobber, with Company’s assistance if requested, shall address any defects in the Approved POS directly with its vendor. Notwithstanding the foregoing, Jobber acknowledges that the software and firmware and the specifications are proprietary products of Company or its vendors. Unless otherwise specified, no right, title or ownership interest in any software or firmware will be transferred to Jobber from Company. Under no circumstances will Jobber reverse engineer, decompile, disassemble or otherwise attempt to derive the source code for the software or firmware or alter its intended functionality. Within 6 months of Company’s request, Jobber will pay any and all additional or new costs or fees that may be incurred by Company that are associated with the operation of the BP Network, including but not limited to, costs associated with satellite connections, access and/or telecommunications.

(ii)               Jobber shall pay Company within thirty (30) days of receiving an invoice for all fees and charges invoiced by a third party in connection with Approved POS or any software or firmware, or any imprinter plate costs. Any third party fees may be invoiced directly to Jobber, in which event Jobber may pay such third party directly. In addition, Jobber shall pay Company a monthly fee for use of the BP Network and any software or firmware used at an Approved Retail Site equal to the then current charge assessed by Company as notified in writing to Jobber. Such monthly fee is subject to reasonable increases by Company at any time by giving thirty (30) days advance notice.

(iii)              With the exception of 8(b)(iv) and (v) and 8(c), neither Company nor Jobber shall have any obligation or liability to the other with respect to any POS equipment or other systems failure, and each shall be responsible for enforcing any warranties by its third party vendor.

(iv)                FOR NETWORK SECURITY BREACH (INCLUDING SUSPECTED), NON-CERTIFIED USE (INCLUDING WITHOUT LIMITATION THE USE OF APPROVED POS EQUIPMENT OR BP NETWORK TO ACCESS PORNOGRAPHIC OR ITEMS OF A SEXUALLY EXPLICIT NATURE OR FOR AUTHORIZATION OF UNLAWFUL PRODUCTS) AND SIMILAR ISSUES, COMPANY RESERVES THE RIGHT TO SUSPEND OR DISCONTINUE NETWORK CONNECTIVITY AT ANY TIME, FOR ANY REASON, WITH OR WITHOUT NOTICES TO ANY OR ALL APPROVED RETAIL SITES UNTIL ANY SUCH ISSUE HAS BEEN CURED TO COMPANY’S SOLE SATISFACTION.

(v)                  With the exception of 8(c) Jobber accepts the EPS and the BP Network, and Company accepts the point of sale equipment and network of Jobber and its third party vendors, “as is” without any representations or warranties of any kind, express or implied, and all use of the same is at Jobber’s sole risk. COMPANY AND JOBBER SPECIFICALLY DISCLAIM ANY IMPLIED OR STATUTORY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS, RESULTS, EFFORTS, AND ACCURACY. Neither Jobber nor Company shall be liable for delays or any failure to provide or install or operate its network or the equipment due to causes beyond its reasonable control, including without limitation fires, floods, earthquakes, hurricanes, epidemics, and other natural disasters and acts of god; strikes, embargoes, war, or acts of terrorism; riots, civil unrest, sabotage, failure of electronic or mechanical equipment; denial of services attacks or other third party interference with the availability of any network; or fluctuations in or failures of electronic power, telecommunications, or the internet.

(c)       PCI Compliance. Jobber and Company each agree that it and its Agents will at all times fully comply with the most current version of the following: i) the requirements of the Payment Card Industry Data Security Standard, as modified from time to time by the PCI Security Standards Council (“PCI SSC”), or similar standards required by payment card associations or the PCI SSC; ii) any payment application software provided or required by such party must be a payment application that is certified as compliant with the Payment Application Data Security Standard, as modified from time to time by the PCI SSC; iii) the requirements of the Visa Cardholder Information Security Program that are set forth in the Visa Operating Regulations or that are otherwise issued by Visa U.S.A., Inc., or its successors; iv) the requirements of the MasterCard Site Data Protection Program that are set forth in the MasterCard Security Rules and Procedures or that are otherwise issued by MasterCard or its successors; and v) all other applicable payment card companies and their standards having to do with the protection or security of Cardholder Data, as such standards may be modified from time to time (requirements specified in (i) through (v) jointly referred to as “PCI Requirements”) and with all applicable laws and regulations having to do with the protection or security of Cardholder Data or any parts of Cardholder Data (“Cardholder Applicable Law”). For purposes of this Section, “Cardholder Data”  means the following data from transactions that occur at the Jobber’s Approved Retail Sites: the numbers and other data assigned by card issuers to identify cardholders’ accounts (including all data within the magnetic stripe), data about card transactions and other personal information of cardholders.

Jobber and Company each agrees that it and its agents will use the Cardholder Data that they store, process, handle, or transmit under this Contract only as necessary to process card transactions, provide fraud-control services, perform their obligations under this

Contract, and comply with PCI Requirements and Cardholder Applicable Law. Jobber and Company each agrees that it will only store electronically that portion of the Cardholder Data that is essential to its business, but in no event anything more than the name, account number (which must be encrypted pursuant to PCI Requirements), and expiration date. Further, Jobber and Company each agree that paper copies of reports that contain Cardholder Data shall be retained for the time specified in the BP Payment Guide and then such paper copies will be destroyed in a manner to make the document unreadable (i.e. cross-cut shred). Other than for the creation of secure and encrypted system back-ups, Cardholder Data will not be copied, stored or transmitted to portable storage devices, including without limitation, laptops, floppy disks, CD-ROMs, PDAs, digital images and flash drives. In the event Jobber or Company provides Cardholder Data to third parties, including those specified by Company where the Cardholder Data will be retained by the third party or transmitted through such third party’s systems/networks (“Third Parties”  or “Third Party”), Jobber or Company, as the case may be, will insure that such Third Party is certified as compliant with the most recent version of the PCI Requirements. Jobber and Company each further agree that it, its agents, and its Third Parties, through their acts or omissions, will not cause the other party or its affiliates to be in violation of the PCI Requirements and will be liable for all costs incurred by the other party resulting from violations caused by these acts or omissions (“Violation Liability”).

With respect to all agents or employees of Jobber or Third Parties used by Jobber who at any time have access rights to any parts of the BP Network (including, without limitation, the EPS box system), Jobber agrees to limit such access to only those employees, agents or third parties with a need for such access to perform the authorizations of credit and debit card transactions at Approved Retail Sites and in compliance with this Section.

If Jobber or Company discovers that unauthorized access has been, or may have been, gained to Cardholder Data stored, processed, handled, or transmitted by the other or its agents or Third Parties, Jobber or Company, as the case may be, will immediately notify the other party.. In such event, Jobber will provide the applicable card company, the acquiring financial institution, and their respective designees (jointly, the “Paycard Entities”) access to its and its agents’ or Third Parties’ facilities and all pertinent records to conduct a forensic review and a review of the compliance by Jobber and its respective agents or Third Parties with the PCI Requirements. Jobber and Company shall keep the other regularly advised of the progress of the forensic and compliance review and other matters relating to the investigation of the suspected unauthorized access to Cardholder Data. If Company is assessed a fine, assessment, damages, penalties, or losses by the Paycard Entities (including through the acquiring financial institution or respective designees) as a result of the suspected failure of Jobber to comply with this Section 8(c), then upon the request of Company, Jobber will provide Company with a copy of all drafts of the forensic/compliance report and the final version of the forensic/compliance report prepared for the Paycard Entities. The parties agree that if Jobber is unable to produce any documentation hereunder due to contractual confidentiality provisions to which it is subject then any such documentation may be subject to Protective Order and will be designated as the “Confidential Information”  of Jobber and treated as such.  Jobber agrees that it and its agents will fully cooperate and it will require its Third Parties to cooperate with any reviews of their facilities and records that are required by the Paycard Entities. Jobber and Company each agrees that it and its agents will maintain and it will require its Third Parties to maintain appropriate business continuity procedures and systems to ensure security of Cardholder Data in the event of a disruption, disaster, or failure of Company’s or Jobber’s primary data systems.

Jobber and Company will provide Settlement Processor with a Report of Compliance (“ROC”) as needed under PCI Requirements. Jobber and Company will provide the other and its affiliates, upon request, with all Attestations of Compliance (“AOC”), certifications and other information reasonably requested by the other party or its affiliates to enable it or them to show to card companies that Jobber or Company, as the case may be, and, if applicable, any Third Party is complying with the PCI Requirements. Neither party will be responsible for any expense that the other (or, if applicable, any Third Party) incurs in obtaining and maintaining required certificates or required information including costs to obtain the ROC and AOC. If in the process of obtaining certification or validating compliance with the PCI Requirements Jobber or Company determines there are areas of non-compliance, Jobber or Company, as the case may be, will take appropriate action, prompt under the circumstances, to remedy such non-compliance, including non-compliance of any Third Party.

Jobber’s and Company’s obligations under this Section will continue in effect after the termination of this Contract for so long as such party has access to Cardholder Data. In addition, Jobber will remain in full compliance with the then current BP Payment Guide and as amended from time to time and as posted on BP’s official website www.bpconnection.com.

JOBBER AND COMPANY EACH RESERVES THE RIGHT TO TERMINATE AND/OR TEMPORARILY DISABLE THE PROCESSING OF PAYMENTS ON THE EPS AND/OR THE BP NETWORK WITHOUT PENALTY IF JOBBER OR COMPANY REASONABLY BELIEVES THE OTHER PARTY AND/OR AN APPROVED SITE(S) IS NOT IN COMPLIANCE WITH THIS SECTION. IN ADDITION, EACH PARTY WILL BE SOLELY RESPONSIBLE AND FULLY LIABLE FOR ITS NON-COMPLIANCE WITH THIS SECTION 8(C). JOBBER WILL INDEMNIFY AND HOLD COMPANY HARMLESS FROM ANY AND ALL FINES, DAMAGES, PENALTIES, FEES, ASSESSMENTS, LOSSES AND ACTIONS, INCLUDING ATTORNEY FEES AND COSTS, RELATED TO ALLEGATIONS, CLAIMS OR INVESTIGATIONS IN ANY WAY RELATED TO JOBBER’S NON-COMPLIANCE WITH THIS SECTION 8(C) INCLUDING, BUT NOT LIMITED TO, THOSE RELATED TO ALLEGATIONS OF UNAUTHORIZED ACCESS, BREACH AND/OR COMPROMISE AND VIOLATION LIABILITIES. COMPANY WILL INDEMNIFY AND HOLD JOBBER HARMLESS FROM ANY AND ALL FINES, DAMAGES, PENALTIES, FEES, ASSESSMENTS LOSSES AND ACTIONS, INCLUDING ATTORNEY FEES AND COSTS, RELATED TO ALLEGATIONS, CLAIMS, OR INVESTIGATIONS IN ANY WAY RELATED TO COMPANY’S NONCOMPLIANCE WITH THIS SECTION 8(C) INCLUDING, BUT NOT LIMITED, TO THOSE RELATED TO ALLEGATIONS OF UNAUTHORIZED ACCESS, BREACH AND/OR COMPROMISE AND VIOLATION LIABILITIES. THE FOREGOING INDEMNITIES ARE REFERRED TO HEREIN AS THE “PCI INDEMNITIES”. THE PCI INDEMNITIES OF EACH PARTY SHALL CONTINUE AFTER THE TERMINATION OF THIS AGREEMENT PROVIDED THE UNAUTHORIZED ACCESS, BREACH, COMPROMISE OR VIOLATION LIABILITIES OCCURRED DURING THE TERM OF THE AGREEMENT OR ANY EXTENSION OF THE AGREEMENT. IN THE EVENT OF A CONFLICT BETWEEN THE PCI INDEMNITIES AND ANY OTHER PROVISION OF THIS CONTRACT, THE PCI INDEMNITIES SHALL PREVAIL. THE PCI INDEMNITIES SHALL NOT INCLUDE INCIDENTAL, SPECIAL, PUNITIVE AND CONSEQUENTIAL DAMAGES. FOR PURPOSES OF CLARITY, THE DAMAGES RECOVERABLE BY A PARTY SHALL INCLUDE ANY FINES, DAMAGES, FEES, ASSESSMENTS, PENALTIES OR

OTHER COSTS IMPOSED UPON THAT PARTY AS A RESULT OF ALLEGATIONS, CLAIMS, OR INVESTIGATIONS IN ANY WAY RELATED TO THE OTHER PARTY’S NON-COMPLIANCE WITH THIS SECTION 8(C) INCLUDING THOSE RELATED TO ALLEGATIONS OF ANY UNAUTHORIZED ACCESS TO, BREACH OR COMPROMISE OF CARDHOLDER DATA STORED, PROCESSED, HANDLED OR TRANSMITTED BY THE OTHER PARTY OR ITS AGENTS OR THIRD PARTIES RELATING TO SUCH NON-COMPLIANCE, WHICH SHALL NOT BE DEEMED TO BE INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES.

In the event Jobber uses a Wide Area Network (“WAN”) that is provided through a third party service provider (“Third Party WAN”) or through a WAN using Jobber’s own equipment (“Jobber WAN”), then Jobber using a Third Party WAN must use a Level 1 network service provider listed on Visa’s Global List of PCI DSS Validated Service Providers (visa.com at its list on same) as PCI DSS compliant with the most recent version of the PCI DSS at the time of the validation and that is listed as validated within the past 12 months. In the event the Level 1 network service provider does not meet these PCI DSS validation listing requirements, Jobber must be able to provide Company a ROC for the Third Party WAN showing compliance with the most recent version of the PCI DSS at the time of the ROC and that has been validated by an approved QSA within the past 12 months. Jobbers that use a Jobber WAN must provide proof of their PCI compliance with either (i) a ROC showing compliance with the most recent version of the PCI DSS and that has been validated by an approved QSA within the past 12 months, or (ii) a Self Assessment Questionnaire (“SAQ”) validation type designated by BP, or if not designated by BP, then the SAQ validation type for which Jobber qualifies pursuant to PCI SSC standards demonstrating compliance with every requirement. All Jobber Third Party WANs and Jobber WANs must also have an Approved Scan Vendor (ASV) (as approved by the PCI Security Standards Council) complete quarterly network scans and provide those results to Company.

(d)      Use of Information. Company reserves the right to use any information obtained by Company through the Approved POS equipment, EPS, BP Network, and/or any other equipment, software or firmware performing a similar or related service for product integrity, tracking performance of offers and promotions, understanding product slate ratios, calculating average throughputs per site, validating customer volume submissions, summarizing information for marketing purposes, and similar uses. All such information obtained from Jobber’s Approved Retail Sites will be shared by Company with Jobber, and all such information obtained from all Approved Retail Sites in a DMA (as defined in Paragraph 12(a))  may be shared by Company to persons or entities other than Jobber, but only on a consolidated basis for such DMA.

12. Indemnity. Section 14 of the Branded Jobber Contract is deleted in its entirety and replaced with the following:

14.            Indemnity; No Consequential Damages.

In addition to the PCI Indemnities, Jobber agrees to indemnify, defend and hold Company, including, but not limited to, Company’s parents, subsidiaries, affiliates and all Agents of Company, its parents, subsidiaries and affiliates, harmless from and against all losses, suits, claims, damages, demands, causes of action, liabilities, fines, penalties, costs or expenses (including reasonable attorney’s fees and other costs of defense) of whatever kind and nature (excluding, however, incidental, special, punitive, or consequential damages) directly or indirectly arising in whole or in part out of: (a) any material default or breach by Jobber of any obligation or warranty contained in this Contract or any other agreement with Company; (b) the receipt, shipment, delivery, storage, handling, use, sale, dispensing, labeling, invoicing, advertising or promoting of the Products by Jobber or its Jobber Marketers except to the extent such loss etc. is caused by any negligent or intentional act or omission of Company; (c) any act of commission or omission at an Approved Retail Site; (d) the use of any Company property (real or personal) by Jobber or its Jobber Marketers; (e) any allegation of agency or other alleged legal relationship by which Company is being held or might be held responsible for the acts or omissions of Jobber or its Jobber Marketers; (f) the use of Company’s Trade Identities by Jobber or its Jobber Marketers, including the use of said Trade Identities on signage and in the advertising or promoting of Products sold or services rendered by Jobber or its Jobber Marketers except to the extent such loss etc. is caused by any negligent or intentional act or omission of Company; (g) the violation of any federal, state or local law, rule, regulation, court order or government directive by Jobber, its Jobber Marketers, or any other customers of Jobber or customers of its Jobber Marketers; (h) all taxes incurred and owed by Jobber or its Jobber Marketers of whatever kind and nature; (i) the revocation of any prior approval to use or display, or the loss of any right to use or display, any or all of Company’s Trade Identities; (j) Jobber’s termination of any franchise or non-renewal of any franchise relationship with its Jobber Marketers; (k) the Product being defective or damaged in any way whatsoever if due to any act ‘or omission of Jobber or its Jobber Marketers, including, but not limited to improper blending or other act or omission that reduces the quality of the Product (in which event the indemnity shall include reimbursing Company for the Consumer Guaranty Payment as described in Paragraph 9(d)); (I) or any other act or omission of Jobber, its Jobber Marketers, any other customers of Jobber, or any of Jobber’s -- or a Jobber Marketer’ -- Agents, contractors, invitees, licensees, or business associates, except such as may be due to the negligence of Company. This paragraph shall survive the termination of this Contract.

In addition to the PCI Indemnities, Company agrees to indemnify, defend and hold Jobber, including, but not limited to, Jobber’s parents, subsidiaries, affiliates and all Agents of Jobber, its parents, subsidiaries and affiliates, harmless from and against all losses, suits, claims, damages, demands, causes of action, liabilities, fines, penalties, costs or expenses (including reasonable attorney’s fees and other costs of defense) of whatever kind and nature (excluding, however, incidental, special, punitive, or consequential damages), directly or indirectly arising in whole or in part out of: (a) any material default by Company of any obligation or warranty contained in this Contract or any other agreement with Jobber; (b) the violation of any federal, state or local law, rule, regulation, court order or government directive by Company; (c) the Product being defective or damaged in any way whatsoever prior to delivery to Jobber unless due to any act or omission of Jobber or its Jobber Marketers. This paragraph shall survive the termination of this Contract.

Except as provided in the PCI Indemnities, to the maximum extent permitted by applicable law, neither Jobber nor Company, or their respective affiliates, employees and agents shall be liable to the other or any other person for any direct, indirect, incidental, consequential, special, exemplary, or punitive damages, any anticipated or lost business, revenues or profits, any loss of data, business interruption, or equipment downtime, or any other loss, harm, casualty, injury or damage of any kind, arising from or related to any POS equipment or other systems failure, due to the installation, possession, use, maintenance or removal thereof, for any acts or omissions of a third party or due to any breach of this Contract by the other party.

13. [***]. Section 12 of the Branded Jobber Contract is deleted in its entirety. Jobber agrees to give Company written notice within ten (10) days after [***].

14. Assignment by Company. Section 13(d) of the Branded Jobber Contract is deleted in its entirety and replaced with the following:

(d) Company may assign. Company may assign this Contract to a subsidiary, affiliate, or successor of Company or to a third party, provided that (i) Company gives notice of such assignment to Jobber, (ii) the assignee agrees in writing to be bound by all of the provisions of this Contract, and (iii) (A) if within six (6) months following the effective date of the assignment the assignee requires any of Jobber’s Approved Retail Sites to de-brand (without re-branding), [***], or (B) if within six (6) months following the effective date of the assignment the assignee offers to re-brand the Approved Retail Sites, and in connection with the re-brand, [***] per Approved Retail Site that has re-branded minus the amount of the rebranding costs paid by the assignee with respect to the applicable Approved Retail Site. In no event will Company pay Jobber for any costs made in connection with a de-branding if Jobber was given the option to rebrand.

15. Market Withdrawal. The final sentence of Section 16© of the Branded Jobber Contract is deleted and replaced with the following:

In the case of a market withdrawal, as defined in the PMPA, Company may terminate this Contract as to the impacted Approved Retail Sites and/or non-renew any franchise relationship with respect to such Approved Retail Sites (or amend to removed Approved Retail Sites where applicable) upon 180 days written notice.

16. Early Termination Remedy. The final sentence of Section 16(e) of the Branded Jobber Contract is deleted and replaced with the following:

Company agrees that the remedy set forth in this Paragraph 16(e) shall be its sole and exclusive remedy in the event of Jobber’s early termination of this Contract and in no event may Company’s damages for any breaches of this Contract by Jobber exceed the amount provided for in this Paragraph 16(e).

17. Confidentiality. Section 26 of the Branded Jobber Contract is deleted in its entirety and replaced with the following:

26. Confidentiality. Jobber and Company each acknowledges and agrees that the guidelines, manuals, methods, policies, procedures, programs, software, specifications, standards (both operational and visual), strategies and all related information provided by, or on behalf of, the other party, as well as the terms of this Contract, are proprietary and confidential (individually and collectively, “Confidential Information”). Accordingly, Jobber and Company will not disclose any Confidential Information to third parties or use it for any purpose not authorized by the other party, unless otherwise required by law. In addition, Jobber and Company may only disclose Confidential Information to their employees and, with respect to Jobber, its Jobber Marketers, on a `need to know’ basis and only then if Jobber and Company, as the case may be, and its employees and its Jobber Marketers undertake to keep said disclosures confidential.

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

18. LED. Notwithstanding anything to the contrary contained in the Branded Jobber Contract, Jobber may use red LED price signs in lieu of green LED price signs. Jobber shall also be eligible to receive the LED Program Incentive (hereinafter defined) to install new LED canopy downlighting at (a) any sites being converted to Company branded sites, and (b) to the extent funds are still available in Company’s LED Program, existing Approved Retail Sites. The “LED Program Incentive” is a payment directly to the vendors supplying the materials and performing the installation equal to the costs for the LED canopy downlighting and reasonable labor costs directly related to the installation of the LED canopy downlighting, not to exceed [***] for sites with 39 or fewer lamps, or [***] for sites with 40 or more lamps. In order to receive the LED Program Incentive, Jobber must complete the work at the Approved Retail Site within three (3) months of Company’s approval of the Approved Retail Site for the LED Program and Jobber’s execution of Company’s standard form LED Incentive Program Contract for such Approved Retail Site (which contract contains reimbursement to Company pursuant to an amortization schedule if such Approved Retail Site is subsequently removed from the Branded Jobber Contract).

19. Limiting Supply. Notwithstanding the provisions of Sections 17 or 22 of the Contract, during any time period that Company limits Products supply to Jobber for any one terminal to less than 100% of prorated contract volume pursuant to Sections 17 or 22, Company agrees that it will not (a) sell Products to noncontract (“spot”) customers from such terminal, and (b) provide any other contract customer an allocation percentage that is higher than that given to Jobber for such terminal. [***].

20. Freight Reimbursement Program. Jobber shall be entitled throughout the Term of the Branded Jobber Contract to reimbursement in accordance with Company’s current Freight Reimbursement Program where the primary terminal does not have gasoline or diesel product available regardless of whether or not Company continues such Program generally.

21. Costs of Audit. Any audit performed by Company pursuant to Section 5(i) of the Branded Jobber Contract shall be performed at Company’s sole cost and expense.

22. Conflict. In the event of any conflict between the Branded Jobber Contract and this Rider, the terms of this Rider shall prevail.

23. Interpretation of references to purchasing “all”. References in Sections 2(b)(ii), 2(c) and 5(l) and other sections of the Branded Jobber Contract to purchasing all of a particular product shall refer only to products to be purchased for the applicable Approved Retail Sites.

24. [***].

25. Effective Date. This Rider shall be valid and effective only upon full execution of the Branded Jobber Contract.

[SIGNATURE PAGE TO FOLLOW]

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

SIGNATURE PAGE FOR
RIDER TO BRANDED JOBBER CONTRACT

In Witness Whereof, Company and Jobber have duly executed this Rider the day and year first above written. The Pantry, Inc.

The Pantry, Inc.

By:  /s/ Dennis G. Hatchell

Name:            Dennis G. Hatchell

Title:            Pres & CEO

Date:            1/4/13

BP Products North America Inc.

By:  /s/ Susan Hayden

Name:            Susan Hayden

Title:            VP Sales, EOR FVC

Date:            1/7/13

EXHIBIT A

MINIMUM PER SITE
EXCLUSION SITES

Site #	Address	City	State	Zip	Gas Volume	Dsl Volume	Scheduled Closing
819	4625 Dick Pond Rd	Myrtle Beach	SC	29575	[***]	[***]	[***]
841	5022 Murfreesboro Rd	La Vergne	TN	37086	[***]	[***]	[***]
919	1601 East Ash Street	Goldsboro	NC	27530	[***]	[***]	[***]
3419	2200 South Evans Street	Greenville	NC	27858	[***]	[***]	[***]
3434	320 W. Government St	Brandon	MS	39042	[***]	[***]	[***]
6292	6375 Minton Road, NE	Palm Bay	FL	32907	[***]	[***]	[***]
864	601 Gallimore Dairy Rd	High Point	NC	27261	[***]	[***]	[***]
875	3689 Dorchester Rd	Charleston	SC	29405	[***]	[***]	[***]
893	211 South Mill Street	Winterville	NC	28590	[***]	[***]	[***]
908	1500 Hwy 544	Conway	SC	29526	[***]	[***]	[***]
3078	7545 NC 48	Battleboro	NC	27809	[***]	[***]	[***]
3084	900 Raleigh Road	Rocky Mount	NC	27803	[***]	[***]	[***]
3090	425 W. Thomas Street	Rocky Mount	NC	27801	[***]	[***]	[***]
3092	2101 Millbrook Road	Raleigh	NC	27604	[***]	[***]	[***]
3093	3223 NC Hwy 55	Durham	NC	27713	[***]	[***]	[***]
3248	318 Hampton Ave	Aiken	SC	29801	[***]	[***]	[***]
3270	1494 Jones Street	Augusta	GA	30901	[***]	[***]	[***]
400	85 Pope Avenue	Hilton Head Island	SC	29928	[***]	[***]	[***]
895	1930 N. Memorial Drive	Greenville	NC	27834	[***]	[***]	[***]
1222	12453 Phillips Hwy	Jacksonville	FL	32256	[***]	[***]	[***]
3067	5146 Hwy 17 South	Murrells Inlet	SC	29576	[***]	[***]	[***]
3070	2301 Dick Pond Rd	Myrtle Beach	SC	29577	[***]	[***]	[***]
3081	3537 Sunset Avenue	Rocky Mount	NC	27804	[***]	[***]	[***]

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

EXHIBIT B
APPROVED REMOVAL SITES

Site #	Terminal	Address	City	State	Zip	Gas Volume	Dsl Volume
3323	Doraville	2550 Limestone Pkwy	Gainesville	GA	30501	[***]	[***]
3305	Doraville	937 Queen City Parkway	Gainesville	GA	30501	[***]	[***]
3554	Doraville	902 Joe Frank Harris Pkwy	Cartersville	GA	30120	[***]	[***]
3536	Chattahoochee	4818 Alabama Hwy.	Rome	GA	30161	[***]	[***]
3720	Chattahoochee	2995 Cedartown Road	Rome	GA	30161	[***]	[***]
3669	Chattahoochee	496 E. Main Street	Cartersville	GA	30120	[***]	[***]
3659	Chattahoochee	1425 Turner McCall Blvd	Rome	GA	30165	[***]	[***]
3549	Chattahoochee	910 North Broad, NE	Rome	GA	30161	[***]	[***]
3521	Chattahoochee	406 Lylerly Hwy.	Summerville	GA	30747	[***]	[***]
3647	Chattahoochee	1881 Old Calhoun Road	Rome	GA	30165	[***]	[***]
3653	Chattahoochee	1325 East Main Street	Cartersville	GA	30120	[***]	[***]
3655	Chattahoochee	2401 Garden Lakes Blvd	Rome	GA	30165	[***]	[***]
3640	Chattahoochee	1501 Martha Berry Blvd	Rome	GA	30165	[***]	[***]
3637	Chattahoochee	2221 Shorter Avenue	Rome	GA	30165	[***]	[***]
3537	Chattahoochee	4350 Martha Berry Hwy.	Rome	GA	30161	[***]	[***]
3518	Chattahoochee	1310 North Hwy. 41	Calhoun	GA	30701	[***]	[***]
4711	Chattahoochee	1808 Dean Street	Rome	GA	30165	[***]	[***]
3644	Chattahoochee	5265 Glade Road	Acworth	GA	30101	[***]	[***]
3522	Chattahoochee	3129 Maple Street	Lindale	GA	30147	[***]	[***]
3520	Chattahoochee	11134 Hwy. 27	Summerville	GA	30747	[***]	[***]
3384	Pascagoula	1501 Bienville Hwy	Ocean Springs	MS	39564	[***]	[***]
3387	Pascagoula	91933 Highway 98	McLain	MS	39456	[***]	[***]
3846	Pascagoula	124 East Beach	Long Beach	MS	39560	[***]	[***]
3696	Pascagoula	11006 Highway 49 South	Gulfport	MS	39503	[***]	[***]
3862	Memphis	201 Wilson Drive	Senatobia	MS	38668	[***]	[***]
3863	Memphis	1700 Belk Avenue	Oxford	MS	38655	[***]	[***]
3861	Memphis	100 Hwy. 51 North	Batesville	MS	38606	[***]	[***]
3864	Memphis	625 Hwy. 51 South	Batesville	MS	38606	[***]	[***]
3989	Port Everglades	6065 Pine Ridge Road	Naples	FL	34119	[***]	[***]
3890	Bainbridge	1520 Jackson Bluff Road	Tallahassee	FL	32304	[***]	[***]
3894	Bainbridge	1405 Hwy. 27 South	Bainbridge	GA	39817	[***]	[***]
3899	Bainbridge	3500 North Monroe St.	Tallahassee	FL	32304	[***]	[***]
3905	Bainbridge	2357 Reeves Street	Dothan	AL	36303	[***]	[***]
3907	Bainbridge	9160 Woodville Hwy.	Tallahassee	FL	32311	[***]	[***]
3910	Bainbridge	1800 Dothan Road	Bainbridge	GA	31717	[***]	[***]

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

EXHIBIT C
APPROVED SIGNAGE

Plan View
bp
KANGAROO
EXPRESS
WE BREW IT.
YOU DO IT.
regular
0.00
silver
0.00
ultimate
0.00
BP
gasoline
invigorate

Option B

ANTISTA FAIRCLOUGH
design for brand building
bp
BP

14
13
KANGAROO EXPRESS
BP
gasoline
Invigorate
SELF
WE BREW IT. YOU DO IT.
16
Invigorate

SCHEDULE A

JOBBER BUYING PRICE

Terminal	State	Product Grade	Octane	Volume	[***]	RVP	Adder (cpg)	Billing Gallons	Mode	Pay Term Days
Albany (TPSI)	GA	ULR El0	87	[***]	[***]	9.0	[***]	Net	Rack	5
Albany (TPSI)	GA	ULP El0	93	[***]	[***]	9.0	[***]		Rack	5
Albany (TPSI)	GA	ULSD		[***]	[***]		[***]		Rack	5

Athens (TPSI)	GA	LS ULR E10	87	[***]	[***]	9.0	[***]	Net	Rack	5
Athens (TPSI)	GA	LS ULM E10	89	[***]	[***]	9.0	[***]	Net	Rack	5
Athens (TPSI)	GA	LS ULP E10	93	[***]	[***]	9.0	[***]	Net	Rack	5
Athens (TPSI)	GA	IS ULR E10	87	[***]	[***]	7.0	[***]	Net	Rack	5
Athens (TPSI)	GA	LS ULM E10	89	[***]	[***]	7.0	[***]	Net	Rack	5
Athens (TPSI)	GA	LS ULP E10	93	[***]	[***]	7.0	[***]	Net	Rack	5

Atlanta (BP)	GA	LS ULR E10	87	[***]	[***]	9.0	[***]	Net	Rack	5
Atlanta (BP)	GA	LS ULM E10	89	[***]	[***]	9.0	[***]	Net	Rack	5
Atlanta (BP)	GA	LS ULP E10	93	[***]	[***]	9.0	[***]	Net	Rack	5
Atlanta (BP)	GA	LS ULR E10	87	[***]	[***]	7.0	[***]	Net	Rack	5
Atlanta (BP)	GA	LS ULM E10	89	[***]	[***]	7.0	[***]	Net	Rack	5
Atlanta (BP)	GA	LS ULP E10	93	[***]	[***]	7.0	[***]	Net	Rack	5
Atlanta (BP)	GA	ULSD		[***]	[***]		[***]	Net	Rack	5

Doraville (BP)	GA	LS ULR E10	87	[***]	[***]	9.0	[***]	Net	Rack	5
Doraville (BP)	GA	LS ULP E10	93	[***]	[***]	9.0	[***]	Net	Rack	5
Doraville (BP)	GA	LS ULR E10	87	[***]	[***]	7.0	[***]	Net	Rack	5
Doraville (BP)	GA	LS ULP E10	93	[***]	[***]	7.0	[***]	Net	Rack	5
Doraville (BP)	GA	ULSD		[***]	[***]		[***]	Net	Rack	5

Charleston (Colonial Oil / Hess)	SC	ULR E10	87	[***]	[***]	9.0	[***]	Net	Rack	5
Charleston (Colonial Oil / Hess)	SC	ULM El0	89	[***]	[***]	9.0	[***]	Net	Rack	5
Charleston (Colonial Oil / Hess)	SC	ULP E10	93	[***]	[***]	9.0	[***]	Net	Rack	5
Charleston (Colonial Oil / Hess)	SC	ULSD		[***]	[***]		[***]	Net	Rack	5

Chattanooga (Magellan)	TN	ULR El0	87	[***]	[***]	9.0	[***]	Net	Rack	5
Chattanooga (Magellan)	TN	ULM E10	89	[***]	[***]	9.0	[***]	Net	Rack	5

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Chattanooga (Magellan)	TN	ULP El0	93	[***]	[***]	9.0	[***]	Net	Rack	5
Chattanooga (Magellan)	TN	ULSD		[***]	[***]		[***]	Net	Rack	5

Greensboro (TPSI / Magellan)	NC	ULR E10	87	[***]	[***]	9.0	[***]	Net	Rack	5
Greensboro (TPSI / Magellan)	NC	ULM El0	89	[***]	[***]	9.0	[***]	Net	Rack	5
Greensboro (TPSI / Magellan)	NC	ULP E10	93	[***]	[***]	9.0	[***]	Net	Rack	5
Greensboro (TPSI / Magellan)	NC	ULR El0	87	[***]	[***]	7.8	[***]	Net	Rack	5
Greensboro (TPSI / Magellan)	NC	ULM E10	89	[***]	[***]	7.8	[***]	Net	Rack	5
Greensboro (TPSI / Magellan)	NC	ULP El0	93	[***]	[***]	7.8	[***]	Net	Rack	5
Greensboro (TPSI)	NC	ULSD		[***]	[***]		[***]	Net	Rack	5

Jacksonville (Marathon)	FL	ULR El0	87	[***]	[***]	9.0	[***]	Net	Rack	5
Jacksonville (Marathon)	FL	ULM E10	89	[***]	[***]	9.0	[***]	Net	Rack	5
Jacksonville (Marathon)	FL	ULP El0	93	[***]	[***]	9.0	[***]	Net	Rack	5
Jacksonville (Marathon)	FL	ULR El0	87	[***]	[***]	7.8	[***]	Net	Rack	5
Jacksonville (Marathon)	FL	ULP E10	93	[***]	[***]	7.8	[***]	Net	Rack	5
Jacksonville (Marathon)	FL	ULSD		[***]	[***]		[***]	Net	Rack	5

Memphis (Valero)	TN	ULR E10	87	[***]	[***]	9.0	[***]	Net	Rack	5
Memphis (Valero)	TN	ULM E10	89	[***]	[***]	9.0	[***]	Net	Rack	5
Memphis (Valero)	TN	ULP El0	93	[***]	[***]	9.0	[***]	Net	Rack	5
Memphis (Valero)	TN	ULSD		[***]	[***]		[***]	Net	Rack	5

Nashville (Marathon)	TN	ULR E10	87	[***]	[***]	9.0	[***]	Net	Rack	5
Nashville (Marathon)	TN	ULM El0	89	[***]	[***]	9.0	[***]	Net	Rack	5
Nashville (Marathon)	TN	ULP E10	93	[***]	[***]	9.0	[***]	Net	Rack	5
Nashville (Marathon)	TN	ULR El0	87	[***]	[***]	7.8	[***]	Net	Rack	5
Nashville (Marathon)	TN	ULM El0	89	[***]	[***]	7.8	[***]	Net	Rack	5
Nashville (Marathon)	TN	ULP El0	93	[***]	[***]	7.8	[***]	Net	Rack	5
Nashville (Marathon)	TN	ULSD		[***]	[***]		[***]	Net	Rack	5

N Augusta (Buckeye)	SC	ULR E10	87	[***]	[***]	9.0	[***]	Net	Rack	5
N Augusta (Buckeye)	SC	ULM E10	89	[***]	[***]	9 0	[***]	Net	Rick	5
N Augusta (Buckeye)	SC	ULP E10	93	[***]	[***]	9.0	[***]	Net	Rack	5
N Augusta (Buckeye)	SC	ULSD		[***]	[***]		[***]	Net	Rack	5

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Pascagoula (Chevron)	MS	ULR El0	87	[***]	[***]	9.0	[***]	Net	Rack	5
Pascagoula (Chevron)	MS	ULM El0	89	[***]	[***]	9.0	[***]	Net	Rack	5
Pascagoula (Chevron)	MS	ULP El0	93	[***]	[***]	9.0	[***]	Net	Rack	5
Pascagoula (Chevron)	MS	ULSD		[***]	[***]		[***]	Net	Rack	5

Pt. Everglades (BP)	FL	ULR El0	87	[***]	[***]	9.0	[***]	Net	Rack	5
Pt. Everglades (BP)	FL	ULP El0	93	[***]	[***]	9.0	[***]	Net	Rack	5
Pt. Everglades (BP)	FL	ULR E10	87	[***]	[***]	7.8	[***]	Net	Rack	5
Pt. Everglades (BP)	FL	ULP El0	93	[***]	[***]	7 8	[***]	Net	Rack	5
Pt. Everglades (Marathon)	FL	ULSD		[***]	[***]		[***]	Net	Rack	5

Savannah (Colonial Oil)	GA	ULR El0	87	[***]	[***]	9.0	[***]	Net	Rack	5
Savannah (Colonial Oil)	GA	ULM El0	89	[***]	[***]	9.0	[***]	Net	Rack	5
Savannah (Colonial Oil)	GA	ULP E10	93	[***]	[***]	9.0	[***]	Net	Rack	5
Savannah (Colonial Oil)	GA	ULSD		[***]	[***]		[***]	Net	Rack	5

Selma (Marathon)	NC	ULR El0	87	[***]	[***]	9.0	[***]	Net	Rack	5
Selma (Marathon)	NC	ULM E10	89	[***]	[***]	9.0	[***]	Net	Rack	5
Selma (Marathon)	NC	ULP E10	93	[***]	[***]	9.0	[***]	Net	Rack	5
Selma (Marathon)	NC	ULR EIO	87	[***]	[***]	7.8	[***]	Net	Rack	5
Selma (Marathon)	NC	ULM El0	89	[***]	[***]	7.8	[***]	Net	Rack	5
Selma (Marathon)	NC	ULP El0	93	[***]	[***]	7.8	[***]	Net	Rack	5
Selma (Marathon)	NC	ULSD		[***]	[***]		[***]	Net	Rack	5

Orlando / Taft (KMI)	FL	ULR El0	87	[***]	[***]	9.0	[***]	Net	Rack	5
Orlando / Taft (KMI)	FL	ULP El0	93	[***]	[***]	9.0	[***]	Net	Rack	5
Orlando / Taft (KMI)	FL	ULSD		[***]	[***]		[***]	Net	Rack	5

Tampa (Buckeye)	FL	ULR E10	87	[***]	[***]	9.0	[***]	Net	Rack	5
Tampa (Buckeye)	FL	ULP E10	93	[***]	[***]	9.0	[***]	Net	Rack	5
Tampa (Buckeye)	FL	ULSD		[***]	[***]		[***]	Net	Rack	5

Wilmington (Hess)	NC	ULR El0	87	[***]	[***]	9.0	[***]	Net	Rack	5
Wilmington (Hess)	NC	ULM El0	89	[***]	[***]	9.0	[***]	Net	Rack	5
Wilmington (Hess)	NC	ULP E10	93	[***]	[***]	9.0	[***]	Net	Rack	5
Wilmington (Hess)	NC	ULSD		[***]	[***]		[***]	Net	Rack	5

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.